UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21494

Nuveen Floating Rate Income Fund

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Mark L. Winget

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code:	(312) 917-7700

Date of fiscal year end:	July 31

Date of reporting period:	July 31, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1.	REPORTS TO STOCKHOLDERS.

Closed-End Funds
Closed-End Funds
Nuveen
July 31, 2023
Annual
Report
Nuveen Floating Rate Income Fund
JFR
Nuveen Credit Strategies Income Fund
JQC

Table
of Contents
Chair’s Letter to Shareholders 3
Important Notices 4
Portfolio Managers’ Comments 5
Fund Leverage 8
Common Share Information 10
About the Funds’ Benchmarks 12
Performance Overview and Holdings Summaries 13
Shareholder Meeting Report 17
Report of Independent Registered Public Accounting Firm 19
Portfolios of Investments 20
Statement of Assets and Liabilities 61
Statement of Operations 62
Statement of Changes in Net Assets 63
Statement of Cash Flows 64
Notes to Financial Statements 68
Shareholder Update 79
Important Tax Information 103
Additional Fund Information 104
Glossary of Terms Used in this Report 105
Annual Investment Management Agreement Approval Process 106
Board Members & Officers 113

Chair’s Letter
to Shareholders

Dear Shareholders,
Inflation concerns have continued to dominate the investment landscape in 2023. While inflation rates have fallen meaningfully from post-pandemic highs, helped by the significant policy interest rate increases from the U.S. Federal Reserve (Fed) and other global central banks since 2022 and the normalization of supply chains, they currently remain above the levels that central banks consider supportive of their economies’ long-term growth. Core inflation measures, which exclude volatile food and energy prices, in particular remain above central banks’ targeted levels.
At the same time, the U.S. and other large economies have remained relatively resilient, even as financial conditions have tightened. U.S. gross domestic product increased to 2.1% in the second quarter of 2023 from 2.0% in the first quarter of 2023, after growing 2.1% in 2022 overall compared to 2021. Consider that much of this growth occurred while the Fed was raising interest rates in one of the fastest hiking cycles in its history. From March 2022 to July
2023 (with only a brief pause in June 2023), the Fed increased the target fed funds rate from near zero to a range of 5.25% to 5.50% as of July 2023. Despite historically high inflation and rapidly rising interest rates, the jobs market has remained relatively strong, helping to support consumer sentiment and spending. However, markets are concerned that these conditions could keep upward pressure on prices and wages while the impact of the collapse of three regional U.S. banks (Silicon Valley Bank, Signature Bank and First Republic Bank) and major
European bank Credit Suisse in March 2023 adds to uncertainty.
Given the lingering upside risks to inflation and the lagging impact of tighter credit conditions on the economy, Fed officials are closely monitoring incoming inflation data and other economic measures to modify their rate setting activity based upon these factors on a meeting-by-meeting basis. The Fed remains committed to acting until it sees sustainable progress toward its inflation goals. Additionally, market concerns surrounding the U.S. debt ceiling faded after the government agreed in June 2023 to suspend the nation’s borrowing limit until January 2025, averting a near-term default scenario. In the meantime, markets are likely to continue reacting in the short term to news about inflation data, economic indicators and central bank policy. We encourage investors to keep a long-term perspective amid the short-term turbulence. Your financial professional can help you review how well your portfolio is aligned with your time horizon, risk tolerance and investment goals.
On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Terence J. Toth
Chair of the Board
September 22, 2023

Important Notices
Fund Mergers Update for Nuveen Floating Rate Income Fund (JFR)
Effective prior to the opening of business on July 31, 2023, Nuveen Senior Income Fund (NSL), Nuveen Floating Rate Income Opportunity Fund
(JRO) and Nuveen Short Duration Credit Opportunities Fund (JSD) were each merged into JFR. Refer to Notes to Financial Statements within this report for further details on the merger.
Events that Occurred Subsequent to the Reporting Period
Product Actions for Nuveen Credit Strategies Fund (JQC)
The Board of Trustees of JQC approved the following changes to the Fund’s portfolio management team, investment policies and performance benchmark, which became effective on August 9, 2023:
Himani Trivedi, Head of Structured Credit, was added as a portfolio manager. Scott Caraher and Kevin Lorenz continue to serve as portfolio managers of the Fund.
The Fund’s investment policies changed to allow the Fund to persistently invest a greater portion of its portfolio in collateralized loan obligation (CLO) debt and high yield corporate debt.
The Fund’s performance benchmark changed from the Credit Suisse Leveraged Loan Index to the JQC Blended Benchmark, which is a linked benchmark that consists of 100% Credit Suisse Leveraged Loan Index through August 8, 2023 and thereafter 1) 75% Credit Suisse
Leveraged Loan Index and 2) 25% ICE BofA U.S. High Yield Index. The Credit Suisse Leverage Loan Index will remain the Fund’s broad-
based benchmark.

Portfolio Managers’
Comments

Nuveen Floating Rate Income Fund (JFR)
Nuveen Credit Strategies Income Fund (JQC)
These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen Fund Advisors, LLC, the Funds’ investment adviser (the “Adviser”). Scott Caraher, Kevin R. Lorenz, CFA, and Himani Trivedi manage the Nuveen Credit
Strategies Income Fund (JQC). Scott Caraher and Kevin Lorenz, CFA, manage the Nuveen Floating Rate Income Fund (JFR).
Effective August 9, 2023 (subsequent to the close of the reporting period), Himani Trivedi was added as a portfolio manager to the Nuveen Credit Strategies Income Fund. Additionally, the Fund’s performance benchmark changed from the Credit Suisse
Leveraged Loan Index to a linked benchmark comprised of the return streams from 100% Credit Suisse Leveraged Loan Index until 08/08/2023, and thereafter 75% Credit Suisse Leveraged Loan Index and 25% ICE BofA U.S. High Yield Index. In addition, the
Fund’s investment policies changed to allow the Fund to persistently invest a greater portion of its portfolio in collateralized loan obligation (CLO) debt and high yield corporate debt.
Effective July 31, 2023, the Nuveen Senior Income Fund (NSL), Nuveen Floating Rate Income Opportunity Fund (JRO), and Nuveen
Short Duration Credit Opportunities Fund (JSD) merged into the Nuveen Floating Rate Income Fund (JFR).
Here the portfolio management team discusses economic and market conditions, key investment strategies and the Funds’
performance for the twelve-month reporting period ended July 31, 2023. For more information on the Funds’ investment objectives and policies, please refer to the Shareholder Update section of the report.
What factors affected the economy and the market conditions during the twelve-month annual reporting period ended July
31, 2023?
The U.S. economy performed better than expected despite persistent inflationary pressure and rising interest rates during the twelve-month period ended July 31, 2023. In the second quarter of 2023, the economy grew at an annualized rate of 2.1%, according to the second estimate from the U.S. Bureau of Economic Analysis, compared to 2.0% in the first quarter and in line with
2.1% in 2022 overall. Early in the reporting period, inflation rose sharply because of supply chain disruptions and high food and energy prices, the Russia-Ukraine war and China’s zero-COVID restrictions (eventually lifted in December 2022). During the reporting period, U.S. inflation reached its peak level in August 2022. Since then, price pressures have eased given normalization in supply chains, falling energy prices and aggressive measures by the U.S. Federal Reserve (Fed) and other global central banks to tighten financial conditions and slow demand in their economies. Nevertheless, during the reporting period inflation levels remained much higher than central banks’ target levels.
The Fed raised its target fed funds rate seven times during the reporting period, bringing it to a range of 5.25% to 5.50% as of July
2023. One of the Fed’s rate increases occurred in March 2023, a decision that was closely watched because of the failure of Silicon
Valley Bank and Signature Bank during the same month and uncertainty around the economic impact of these failures. Additionally, in March 2023, Swiss bank UBS agreed to buy Credit Suisse, which was considered to be vulnerable in the current environment.
For much of the reporting period, the Fed’s activity led to significant volatility in bond and stock markets. In addition, it contributed to an increase in the U.S. dollar’s value relative to major world currencies, which acts as a headwind to the profits of international companies and U.S. domestic companies with overseas earnings. Global currency and bond markets were further roiled in
September 2022 by an unpopular fiscal spending proposal in the U.K. but recovered after the plans were abandoned.
During the reporting period, elevated inflation and higher borrowing costs weighed on some segments of the economy, including the real estate market. Consumer spending, however, has remained more resilient than expected, in part because of a still-strong labor market, another key gauge of the economy’s health. As of July 2023, the unemployment rate remained near its pre-pandemic low of 3.5%, although monthly job growth appeared to be slowing. The strong labor market and wage gains helped provide a measure of resilience to the U.S. economy during the reporting period, even as the Fed sought to soften job growth to help curb inflation pressures.
The loan market generated a strong total return of 9.49% during the reporting period, as measured by the Credit Suisse Leveraged
Loan Index. Because of their floating-rate coupons, loans have benefited considerably from the Federal Reserve’s interest rate hiking cycle, which began in March 2022. These increases helped boost the current yield for the loan market, as measured by the Credit
Suisse Leveraged Loan Index, from 6.57% at the beginning of the reporting period to 9.53% as of July 2023. Performance for senior

Portfolio Managers’ Comments
(continued)

loans has also been aided by a supportive technical backdrop, as net issuance of collateralized loan obligations, the largest buyer base for senior loans, remained robust. From a credit perspective, loans rated BB and B outperformed their CCC rated counterparts.
What key strategies were used to manage the Funds during the twelve-month reporting period ended July 31, 2023?
The Funds’ investment objective is to achieve a high level of current income, consistent with capital preservation by investing primarily in adjustable rate U.S. dollar-denominated secured senior loans and other debt instruments. The portfolio management team focuses on loans of issuers with businesses in defensive sectors that have strong asset coverage, as well as loans of larger issuance and facility sizes. These loans are generally referred to as broadly syndicated loans. Consistent with their investment policies, the Funds also invest opportunistically in below investment grade corporate bonds to seek relative value opportunities across the capital structure. The Funds use leverage. Leverage is discussed in more detail later in the Fund Leverage section of this report.
During the reporting period, the portfolio management team continued to focus on higher quality and more liquid loans, which is consistent with the Funds’ investment philosophy. The strategy has historically favored these kinds of loans, particularly during periods when the portfolio management team does not believe investors are being properly compensated for the additional risk in lower credit quality issues. At the same time, the portfolio management team looked to selectively add to lower rated loans that have experienced technical selloffs, focusing on issuers that can navigate a potential economic slowdown and where default risk is mispriced.
How did the Funds perform during the twelve-month reporting period ended July 31, 2023?
For the twelve-month reporting period ended July 31, 2023, JFR and JQC underperformed the Credit Suisse Leveraged Loan Index.
For purposes of this performance commentary, references to relative performance are in comparison to the Credit Suisse Leveraged
Loan Index.
For JFR, the primary detractor from relative performance was the Fund’s out-of-benchmark allocation to high yield corporate bonds, which is consistent with its mandate. During the reporting period, high yield corporate bonds generally underperformed senior loans as a result of their longer-duration profiles amid the increase in interest rates. In addition, the Fund’s exposure to bonds within the communication services and information technology sectors detracted from relative results. The Fund’s exposure to out-
of-benchmark equities received from reorganizations also detracted from relative results during the reporting period. The Fund’s underperformance was partially offset by positive security selection within the loan portfolio, particularly in consumer discretionary and energy. Another contributor to the Fund’s relative performance was its selected exposure to BBB rated bonds that performed well.
The primary detractor from JQC’s relative performance was the Fund’s exposure to out-of-benchmark equities received from reorganizations during the reporting period. The Fund’s out-of-benchmark allocation to high yield corporate bonds, which is consistent with its mandate, also detracted from relative performance. In addition, the Fund’s exposure to bonds within the information technology and consumer staples sectors negatively impacted relative results. These detractors were partially offset by positive security selection within the Fund’s loan portfolio, particularly within the consumer discretionary sector. Another contributor to the Fund’s relative performance was its exposure to an oil and gas exploration and production company, QuarterNorth Energy
Holding Inc. (formerly known as Fieldwood Energy Inc. prior to its debt restructuring), which is not represented in the benchmark.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors.
The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard
& Poor’s Group (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Fund Leverage
IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE
One important factor impacting the returns of the Funds’ common shares relative to their comparative benchmarks was the Funds’ use of leverage through bank borrowings, Taxable Fund Preferred Shares (TFP) and reverse repurchase agreements for JQC. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income. The opportunity arises when short-term rates that a
Fund pays on its leveraging instruments are lower than the interest the Fund earns on its portfolio securities that it has bought with the proceeds of that leverage.
However, use of leverage can expose Fund common shares to additional price volatility. When a Fund uses leverage, the Fund’s common shares will experience a greater increase in their net asset value if the securities acquired through the use of leverage increase in value, but will also experience a correspondingly larger decline in their net asset value if the securities acquired through leverage decline in value. All this will make the shares’ total return performance more variable over time.
In addition, common share income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. In recent quarters, fund leverage expenses have generally tracked the overall movement of short-term interest rates. While fund leverage expenses are higher than their prior year lows, leverage nevertheless continues to provide the opportunity for incremental common share income, particularly over longer-term periods.
JFR's use of leverage contributed to relative performance over this reporting period while JQC's use of leverage had a negligible impact on relative performance over this reporting period. Both Funds’ use of leverage was accretive to common share income.
As of July 31, 2023, the Funds’ percentages of leverage are as shown in the accompanying table.
* Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of reverse repurchase agreements, certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund’s capital structure. A Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades.
Such incidental borrowings are excluded from the calculation of a Fund’s effective leverage ratio. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.
THE FUNDS’ LEVERAGE
Bank Borrowings
As noted previously, the Funds employ leverage through the use of bank borrowings. The Funds’ bank borrowings activities are as shown in the accompanying table.
*Value does not include activity related to the Merger.
Refer to Notes to Financial Statements for further details.
Reverse Repurchase Agreements
As noted previously, in addition to bank borrowings, JQC also used reverse repurchase agreements, in which the Fund sells to a counterparty a security that it holds with a contemporaneous agreement to repurchase the same security at an agreed-upon price and date. The Fund’s transactions in reverse repurchase agreements are as shown in the accompanying table.
JFR JQC
Effective Leverage* 38.36% 38.46%
Regulatory Leverage* 38.36% 30.80%
Current Reporting Period
Subsequent to the Close of the Reporting
Period
Fund
Outstanding
Balance as of
August 1, 2022 Draws Paydowns
Outstanding
Balance as of
July 31, 2023
Average
Balance
Outstanding Draws Paydowns
Outstanding
Balance as of
September 22, 2023
JFR $233,400,000 $ 487,400,000* $(243,600,000)* $477,200,000 $230,666,301 $- $- $477,200,000
JQC $246,000,000 $ 8,300,000 $(42,700,000) $211,600,000 $225,681,918 $- $- $211,600,000
Current Reporting Period
Subsequent to the Close of the Reporting
Period
Fund
Outstanding
Balance as of
August 1, 2022 Sales Purchases
Outstanding
Balance as of
July 31, 2023
Average
Balance
Outstanding Sales Purchases
Outstanding
Balance as of
September 22, 2023
JQC $142,000,000 $   — $   — $142,000,000 $142,000,000 $   — $   — $142,000,000

Refer to Notes to Financial Statements for further details.
Taxable Fund Preferred Shares
As noted previously, in addition to bank borrowings, the Funds also issued TFP. The Funds’ transactions in TFP are as shown in the accompanying table.
*Issued in the Merger.
Refer to Notes to Financial Statements for further details.
Current Reporting Period
Subsequent to the Close of the Reporting
Period
Fund
Outstanding
Balance as of
August 1, 2022 Issuance Redemptions
Outstanding
Balance as of
July 31, 2023
Average
Balance
Outstanding Issuance Redemptions
Outstanding
Balance as of
September 22,
2023
JFR $100,000,000 $185,000,000* $- $285,000,000 $100,506,849   $ -   $ - $285,000,000
JQC $140,000,000 $- $- $140,000,000 $140,000,000   $ -   $ - $140,000,000

Common Share Information
COMMON SHARE DISTRIBUTION INFORMATION
The following information regarding the Fund’s distributions is current as of July 31, 2023, the Fund’s fiscal and tax year end, and may differ from previously issued distribution notifications.
The Funds have adopted a level distribution program to provide shareholders with stable, but not guaranteed, cash flow, independent of the amount or timing of income earned or capital gains realized by the Funds. Under this program, each Fund’s regular monthly distribution, in order to maintain its level distribution amount, may include net investment income, return of capital and potentially capital gains for tax purposes. The practice of maintaining a stable distribution level had no material effect on each Fund’s investment strategy during the most recent fiscal period and is not expected to have such an effect in future periods, however, distributions in excess of Fund returns will cause its NAV per share to erode. For additional information, refer to the distribution information section below and in the Notes to Financial Statements herein.
The amounts and sources of distributions reported in this notice are for financial reporting purposes and are not being provided for tax reporting purposes. The actual amounts and character of the distributions for tax reporting purposes will be reported to shareholders on Form 1099-DIV, which will be sent to shareholders shortly after calendar year-end. Because distribution source estimates are updated throughout the current fiscal year based on the Funds’ performance, those estimates may differ from both the tax information reported to you in your Fund’s 1099 statement, as well as the ultimate economic sources of distributions over the life of your investment. The figures in the table below provide the sources of distributions and may include amounts attributed to realized gains and/or returns of capital. More details about the Funds’ distributions are available on www.nuveen.com/en-us/closed-
end-funds.
The following table provides information regarding Fund distributions and total return performance over various time periods. This information is intended to help you better understand whether Fund returns for the specified time periods were sufficient to meet
Fund distributions.
NUVEEN CLOSED-END FUND DISTRIBUTION AMOUNTS
The Nuveen Closed-End Funds’ monthly and quarterly periodic distributions to shareholders are posted on www.nuveen.com and can be found on Nuveen’s enhanced closed-end fund resource page, which is at https://www.nuveen.com/resource-center-
closed-end-funds, along with other Nuveen closed-end fund product updates. To ensure timely access to the latest information, shareholders may use a subscribe function, which can be activated at this web page (https://www.nuveen.com/subscriptions).
Data as of July 31, 2023
Current Month Percentage of
Distributions Fiscal YTD Per Share Amounts
Fund
Net
Investment
Income
Realized
Gains
Return of
Capital Total
Net
Investment
Income
Realized
Gains
Return of
Capital
JFR 100.00% 0.00% 0.00% $0.8685 $0.8685 $0.0000 $0.0000
JQC 96.67% 0.00% 3.33% $0.5535 $0.5351 $0.0000 $0.0184
Data as of July 31, 2023
Annualized Cumulative
Fund
Latest Monthly Per
Share Distribution
Current
Distribution on
NAV
1-Year
Return on
NAV
5-Year
Return
on NAV
Fiscal YTD
Distributions on
NAV
Fiscal YTD
Return on
NAV
JFR $0.0745 9.79% 6.88% 2.54% 9.51% 6.88%
JQC $0.0475 9.78% 5.01% 1.91% 9.49% 5.01%

COMMON SHARE REPURCHASES
The Funds’ Board of Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase and retire an aggregate of up to approximately 10% of its outstanding common shares.
During the current reporting period, the Funds did not repurchase any of their outstanding common shares.  As of July 31, 2023,
(and since the inception of the Funds’ repurchase programs), each Fund has cumulatively repurchased and retired its outstanding common shares as shown in the accompanying table.
OTHER COMMON SHARE INFORMATION
As of July 31, 2023, the Funds’ common share prices were trading at a premium/(discount) to their common share NAVs and trading at an average premium/(discount) to NAV during the current reporting period, as follows:
JFR JQC
Common shares cumulatively repurchased and retired 147,593 5,473,400
Common shares authorized for repurchase 5,690,000 13,560,000
JFR JQC
Common share NAV $9.13 $5.83
Common share price $8.08 $5.08
Premium/(Discount) to NAV (11.50)% (12.86)%
Average premium/(discount) to NAV (10.18)% (12.35)%

About the Funds’ Benchmarks
Credit Suisse Leveraged Loan Index
: An index designed to measure the performance of the USD-denominated leveraged loan market. The index includes issuers from developed countries; issuers from developing countries are excluded. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Nuveen Floating Rate Income Fund
Performance Overview and Holdings Summaries as of July 31, 2023

JFR
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Fund Performance*
*For purposes of Fund performance, relative results are measured against the Credit Suisse Leveraged Loan Index.
Performance data shown represents past performance and does not predict or guarantee future results. Current per-
formance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.
Daily Common Share NAV and Share Price
Growth of an Assumed $10,000 Investment as of July 31, 2023
 - Common Share Price
Total Returns as of
July 31, 2023
Average Annual
Inception
Date 1-Year 5-Year 10-Year
JFR at Common Share NAV 3/25/04 6.88% 2.54% 3.68%
JFR at Common Share Price 3/25/04 1.57% 3.17% 2.87%
Credit Suisse Leveraged Loan Index — 9.49% 4.12% 4.16%

Performance Overview and Holdings Summaries as of
July 31, 2023 (continued)
Holdings Summaries as of July 31, 2023
This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Fund Allocation
(% of net assets)
Variable Rate Senior Loan
Interests 131.7%
Corporate Bonds 21.5%
Common Stocks 4.5%
Asset-Backed Securities 1.4%
Warrants 0.9%
Convertible Preferred Securities 0.1%
Short-Term Investment
Companies 2.8%
Other Assets & Liabilities, Net (0.7)%
Borrowings (39.0)%
TFP Shares, Net (23.2)%
Net Assets 100%
Portfolio Composition
1
(% of total investments)
Hotels, Restaurants & Leisure 13.0%
Software 10.3%
Media 9.0%
Health Care Providers & Services 5.7%
Oil, Gas & Consumable Fuels 4.6%
Health Care Equipment &
Supplies 3.9%
Specialty Retail 3.9%
Insurance 3.5%
Passenger Airlines 3.4%
Diversified Telecommunication
Services 2.7%
Commercial Services & Supplies 2.6%
Energy Equipment & Services 2.6%
Chemicals 2.4%
Pharmaceuticals 1.9%
Containers & Packaging 1.9%
IT Services 1.8%
Machinery 1.6%
Electric Utilities 1.5%
Communications Equipment 1.5%
Other 19.6%
Investment Companies 1.7%
Asset-Backed Securities 0.9%
Total 100%
Top Five Issuers
(% of total long-term investments)
Quarternorth Energy Holding
Inc 2.1%
B.C. Unlimited Liability
Company, Term Loan B4 1.7%
Medline Borrower, LP, Term
Loan B 1.6%
Clear Channel Outdoor
Holdings, Inc., Term Loan B 1.3%
CSC Holdings, LLC, Term Loan
B6 1.3%
Bond Credit Quality
(% of total long-term investments)
BBB 11.7%
BB or Lower 86.1%
N/R (not rated) 2.2%
Total 100%
1 See the Portfolio of Investments for the remaining industries/sectors comprising  “Other” and not listed in the table above.

Nuveen Credit Strategies Income Fund
Performance Overview and Holdings Summaries as of July 31, 2023

JQC
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Fund Performance*
*For purposes of Fund performance, relative results are measured against the Credit Suisse Leveraged Loan Index.
Performance data shown represents past performance and does not predict or guarantee future results. Current per-
formance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.
Daily Common Share NAV and Share Price
Growth of an Assumed $10,000 Investment as of July 31, 2023
 - Common Share Price
Total Returns as of
July 31, 2023
Average Annual
Inception
Date 1-Year 5-Year 10-Year
JQC at Common Share NAV 6/25/03 5.01% 1.91% 3.03%
JQC at Common Share Price 6/25/03 2.77% 3.29% 2.69%
Credit Suisse Leveraged Loan Index — 9.49% 4.12% 4.16%

Performance Overview and Holdings Summaries as of
July 31, 2023 (continued)
Holdings Summaries as of July 31, 2023
This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Fund Allocation
(% of net assets)
Variable Rate Senior Loan
Interests 134.5%
Corporate Bonds 23.0%
Common Stocks 1.9%
Warrants 0.3%
Short-Term Investment
Companies 4.1%
Other Assets & Liabilities, Net (1.3)%
Reverse Repurchase
Agreements, including accrued
interest (18.1)%
Borrowings (26.8)%
TFP Shares, Net (17.6)%
Net Assets 100%
Portfolio Composition
1
(% of total investments)
Hotels, Restaurants & Leisure 12.4%
Software 11.4%
Media 9.4%
Health Care Providers & Services 6.5%
Insurance 4.8%
Health Care Equipment &
Supplies 4.2%
Passenger Airlines 4.1%
Specialty Retail 4.0%
Oil, Gas & Consumable Fuels 3.6%
Commercial Services & Supplies 2.9%
Diversified Telecommunication
Services 2.9%
Chemicals 2.2%
IT Services 1.9%
Pharmaceuticals 1.7%
Machinery 1.6%
Trading Companies &
Distributors 1.5%
Containers & Packaging 1.5%
Communications Equipment 1.4%
Electric Utilities 1.4%
Other 18.1%
Investment Companies 2.5%
Total 100%
Top Five Issuers
(% of total long-term investments)
Ultimate Software Group Inc
(The), Term Loan B 1.8%
Medline Borrower, LP, Term
Loan B 1.7%
PetSmart, Inc., Term Loan B 1.3%
Parexel International
Corporation, Term Loan,
First Lien 1.2%
Clear Channel Outdoor
Holdings, Inc., Term Loan B 1.2%
Bond Credit Quality
(% of total long-term investments)
BBB 11.7%
BB or Lower 86.5%
N/R (not rated) 1.8%
Total 100%
1 See the Portfolio of Investments for the remaining industries/sectors comprising  “Other” and not listed in the table above.

Shareholder Meeting Report

The annual meeting of shareholders was held on May 8, 2023 for JFR and JQC; at this meeting the shareholders were asked to elect
Board members. Additionally, JFR shareholders were asked to approve an Agreement and Plan of Merger as well as the issuance of additional common shares in connection with the Agreement and Plan of Merger.
JFR JQC
Common and
Preferred
shares voting
together
as a class
Preferred
shares
Common and
Preferred
shares voting
together
as a class
Preferred
shares
To approve an Agreement and Plan of Merger:
For — 100,000 — —
Against — — — —
Abstain — — — —
Broker Non-Votes — — — —
Total — 100,000 — —
To approve the Issuance of additional common shares:
For 23,979,516 — — —
Against 1,174,929 — — —
Abstain 458,089 — — —
Broker Non-Votes 21,011,566 — — —
Total 46,624,100 — — —
Approval of the Board Members was reached as follows:
Amy B. R. Lancellotta
For 45,241,111 — 102,890,741 —
Withhold 1,382,989 — 5,851,643 —
Total 46,624,100 — 108,742,384 —
John K. Nelson
For 44,928,770 — 92,385,654 —
Withhold 1,695,330 — 16,356,730 —
Total 46,624,100 — 108,742,384 —
Terence J. Toth
For 44,883,161 — 102,711,944 —
Withhold 1,740,939 — 6,030,440 —
Total 46,624,100 — 108,742,384 —
Robert L. Young
For 45,297,226 — 92,523,111 —
Withhold 1,326,874 — 16,219,273 —
Total 46,624,100 — 108,742,384 —
William C. Hunter
For — 100,000 — 129,000
Withhold — — — —
Total — 100,000 — 129,000
Albin F. Moschner
For — 100,000 — 129,000
Withhold — — — —
Total — 100,000 — 129,000

Report of Independent Registered
Public Accounting Firm

To the Shareholders and Board of Trustees
Nuveen Floating Rate Income Fund and Nuveen Credit Strategies Income Fund
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Nuveen Floating Rate Income Fund and
Nuveen Credit Strategies Income Fund (the Funds), including the portfolios of investments, as of July 31, 2023, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of July 31, 2023, the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are
required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of July 31, 2023, by correspondence with custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
/s/ KPMG LLP
We have served as the auditor of one or more Nuveen investment companies since 2014.
Chicago, Illinois
September 29, 2023

Nuveen Floating Rate Income Fund
Portfolio of Investments July 31, 2023
JFR
Principal
Amount (000) Description (1) Coupon (2)
Reference
Rate (2) Spread (2) Maturity (3) Ratings (4) Value
LONG-TERM INVESTMENTS - 160.1%   (98.3% of Total Investments)
X – VARIABLE RATE SENIOR LOAN INTERESTS - 131 .7% ( 80 .8 % of Total Investments) (2)
X 1,612,916,113
Aerospace & Defense - 1.2% (0.8% of Total Investments)
$ 4,122 TransDigm, Inc., Term Loan H 8.492% SOFR90A 3.250% 2/22/27 Ba3 $ 4,134,365
10,904 TransDigm, Inc., Term Loan I 8.492% SOFR90A 3.250% 8/24/28 Ba3 10,927,644
Total Aerospace & Defense 15,062,009
Automobile Components - 0.5% (0.3% of Total Investments)
1,048 Adient US LLC, Term Loan B 8.683% TSFR1M 3.250% 4/08/28 BB+ 1,051,079
3,320 Clarios Global LP, Term Loan 9.069% TSFR1M 3.750% 4/20/30 B+ 3,323,735
839 DexKo Global Inc., Term
Loan B
9.253% SOFR90A 3.750% 10/04/28 B2 812,208
1,505 Phinia Inc, Term Loan B 9.419% TSFR1M 4.000% 7/03/28 BB+ 1,508,762
Total Automobile Components 6,695,784
Beverages - 1.7% (1.1% of Total Investments)
1,194 Arterra Wines Canada, Inc.,
Term Loan
9.003% 3-Month LIBOR 3.500% 11/25/27 B2 1,142,641
4,002 City Brewing Company, LLC,
Term Loan
9.070% TSFR3M 3.500% 4/05/28 CCC 2,598,326
4,695 Naked Juice LLC, Term Loan 8.520% SOFR90A + 3
Month LIBOR
3.250% 1/20/29 B2 4,446,934
738 Naked Juice LLC, Term Loan,
Second Lien
11.342% SOFR90A 6.000% 1/20/30 CCC 600,153
6,219 Sunshine Investments B.V.,
Term Loan
9.336% SOFR90A 4.250% 5/05/29 B+ 6,222,637
6,541 Triton Water Holdings, Inc,
Term Loan
8.753% SOFR90A 3.250% 3/31/28 B 6,339,679
Total Beverages 21,350,370
Biotechnology - 0.8% (0.5% of Total Investments)
9,998 Grifols Worldwide
Operations USA, Inc., Term
Loan B
7.414% SOFR90A 2.000% 11/15/27 BB+ 9,883,233
Total Biotechnology 9,883,233
Broadline Retail - 0.1% (0.1% of Total Investments)
1,252 Belk, Inc., Term Loan 12.976% 3-Month LIBOR 7.500% 7/31/25 CCC 1,076,830
6,120 Belk, Inc., Term Loan , (cash
15.299%, PIK 8.000%)
15.299% 3-Month LIBOR 10.000% 7/31/25 C 757,305
Total Broadline Retail 1,834,135
Building Products - 1.8% (1.1% of Total Investments)
9,734 Chamberlain Group Inc,
Term Loan B
8.669% SOFR30A 3.250% 10/22/28 B 9,607,377
1,198 Cornerstone Building
Brands, Inc., Term Loan B
8.572% TSFR1M 3.250% 4/12/28 B 1,162,814
796 Griffon Corporation, Term
Loan B
7.639% SOFR90A 2.250% 1/19/29 BB 796,250
7,511 Quikrete Holdings, Inc., Term
Loan, First Lien
8.058% TSFR1M 2.625% 1/31/27 Ba2 7,517,509
2,215 Standard Industries Inc.,
Term Loan B
7.906% TSFR1M 2.500% 9/22/28 BBB- 2,221,818
1,056 Zurn Holdings, Inc., Term
Loan B
7.319% TSFR1M 2.000% 10/04/28 BB+ 1,056,953
Total Building Products 22,362,721

Principal
Amount (000) Description (1) Coupon (2)
Reference
Rate (2) Spread (2) Maturity (3) Ratings (4) Value
Capital Markets - 0.4% (0.3% of Total Investments)
$ 869 Advisor Group, Inc., Term
Loan
9.933% 1-Month LIBOR 4.500% 7/31/26 B1 $ 870,445
4,230 Motion Finco Sarl, Term Loan
B1 , (DD1)
8.788% 3-Month LIBOR 3.250% 11/04/26 B 4,220,747
Total Capital Markets 5,091,192
Chemicals - 3.2% (1.9% of Total Investments)
566 Avient Corporation, Term
Loan B
8.616% SOFR90A 3.250% 8/29/29 BB+ 567,847
4,336 Axalta Coating Systems
Dutch Holding B B.V, Term
Loan B
8.242% SOFR90A 3.000% 12/08/29 BBB- 4,352,681
5,259 Discovery Purchaser
Corporation, Term Loan
9.617% SOFR90A 4.375% 8/03/29 B- 5,143,912
2,494 H.B. Fuller Company, Term
Loan B
7.819% TSFR1M 2.500% 2/08/30 BBB- 2,504,411
1,500 INEOS Quattro Holdings UK
Ltd, Term Loan
9.169% TSFR1M 3.750% 3/03/30 BB 1,490,625
2,357 INEOS Styrolution US
Holding LLC, Term Loan B
8.183% TSFR1M 2.750% 1/29/26 BB+ 2,342,071
3,975 Ineos US Finance LLC, Term
Loan B
8.805% TSFR1M 3.500% 2/09/30 BB 3,938,987
533 Kraton Corporation, Term
Loan
8.766% SOFR90A 3.250% 3/15/29 BB 533,693
1,837 Lonza Group AG, Term Loan
B
9.267% SOFR90A 3.925% 7/03/28 B2 1,581,246
5,024 Nouryon Finance B.V., Term
Loan B
9.318% SOFR90A 4.000% 4/03/28 BB- 5,016,974
996 PQ Corporation, Term Loan
B
7.969% TSFR3M 2.500% 6/09/28 BB- 992,844
650 Starfruit Finco B.V, Term Loan 9.347% TSFR3M 4.000% 3/03/28 BB- 647,562
9,670 Trinseo Materials Operating
S.C.A., Term Loan
7.538% 1-Month LIBOR 2.000% 9/09/24 Ba3 9,491,072
Total Chemicals 38,603,925
Commercial Services & Supplies - 3.2% (2.0% of Total Investments)
4,049 Amentum Government
Services Holdings LLC, Term
Loan
9.222% SOFR30A 4.000% 2/07/29 B 3,927,627
1,904 Anticimex International AB,
Term Loan B1
8.517% SOFR90A + 3
Month LIBOR
3.467% 11/16/28 B 1,888,270
4,220 Covanta Holding
Corporation, Term Loan B
7.819% TSFR1M 2.500% 11/30/28 BB 4,218,093
320 Covanta Holding
Corporation, Term Loan C
7.819% TSFR1M 2.500% 11/30/28 BB 319,965
2,501 Garda World Security
Corporation, Term Loan B
9.641% TSFR1M 4.250% 10/30/26 BB 2,502,031
3,767 GFL Environmental Inc.,
Term Loan
8.305% TSFR1M 3.000% 5/31/27 BB- 3,777,085
1,720 Herman Miller, Inc, Term
Loan B
7.433% TSFR1M 2.000% 7/19/28 BB+ 1,686,062
3,085 National Intergovernmental
Purchasing Alliance Co,Term
Loan , (WI/DD)
TBD TBD TBD TBD B2 3,090,517
290 National Intergovernmental
Purchasing Alliance Co,Term
Loan , (WI/DD)
TBD TBD TBD TBD B2 290,321
7,307 Prime Security Services
Borrower, LLC, Term Loan
7.977% TSFR1M +
1Month LIBOR
2.750% 9/23/26 BB 7,307,361
1,474 Vertical US Newco Inc, Term
Loan B
9.381% 6-Month LIBOR 3.500% 7/31/27 B+ 1,470,486

Nuveen Floating Rate Income Fund
(continued)
Portfolio of Investments
July 31, 2023

JFR
Principal
Amount (000) Description (1) Coupon (2)
Reference
Rate (2) Spread (2) Maturity (3) Ratings (4) Value
Commercial Services & Supplies (continued)
$ 5,477 West Corporation, Term
Loan B3
9.569% TSFR1M 4.000% 4/10/27 B1 $ 5,255,413
4,439 WIN Waste Innovations
Holdings, Inc., Term Loan B
, (DD1)
8.183% TSFR1M 2.750% 3/25/28 B3 3,544,886
Total Commercial Services & Supplies 39,278,117
Communications Equipment - 1.8% (1.1% of Total Investments)
7,872 CommScope, Inc., Term
Loan B
8.683% TSFR1M 3.250% 4/04/26 B1 7,351,052
7,286 Delta TopCo, Inc., Term
Loan B
9.069% SOFR180A 3.750% 12/01/27 B2 7,130,054
1,703 EOS Finco Sarl, Term Loan 11.268% SOFR90A 6.000% 8/03/29 B 1,684,811
4,061 MLN US HoldCo LLC, Term
Loan B2
12.110% TSFR3M 6.700% 10/18/27 N/R 1,516,036
6,990 MLN US HoldCo LLC, Term
Loan, First Lien
9.838% SOFR90A 4.500% 11/30/25 CC 1,100,952
2,374 Riverbed Technology, Inc.,
Term Loan
9.742% SOFR90A 4.500% 7/01/28 N/R 1,436,199
1,732 ViaSat, Inc., Term Loan 9.819% TSFR1M 4.500% 3/04/29 BB+ 1,672,763
Total Communications Equipment 21,891,867
Construction & Engineering - 0.7% (0.4% of Total Investments)
629 Aegion Corporation, Term
Loan
10.183% TSFR1M 4.750% 5/17/28 B2 619,688
3,253 Centuri Group, Inc, Term
Loan B
7.294% TSFR1M 2.000% 8/27/28 Ba2 3,252,909
3,142 Osmose Utilities Services,
Inc., Term Loan
8.683% TSFR1M 3.250% 6/22/28 B 3,119,120
1,279 Pike Corporation, Term Loan
B
8.433% TSFR1M 3.000% 1/21/28 Ba3 1,278,829
Total Construction & Engineering 8,270,546
Consumer Finance - 0.6% (0.4% of Total Investments)
7,846 Fleetcor Technologies
Operating Company, LLC,
Term Loan B4
7.169% TSFR1M 1.750% 4/30/28 BB+ 7,815,762
Total Consumer Finance 7,815,762
Consumer Staples Distribution & Retail - 0.9% (0.5% of Total Investments)
2,306 Cardenas Markets, Inc., Term
Loan
12.092% SOFR90A 6.750% 8/01/29 B 2,299,273
2,818 US Foods, Inc., Term Loan B 8.183% TSFR1M 2.750% 11/22/28 BB+ 2,824,170
5,327 US Foods, Inc., Term Loan B
, (DD1)
7.433% TSFR1M 2.000% 9/13/26 BB+ 5,334,796
Total Consumer Staples Distribution & Retail 10,458,239
Containers & Packaging - 2.8% (1.7% of Total Investments)
5,510 Berry Global, Inc., Term
Loan Z
7.293% TSFR3M 1.750% 7/01/26 BBB- 5,511,981
3,632 Charter NEX US, Inc., Term
Loan
9.183% TSFR1M 3.750% 12/01/27 B 3,620,779
5,585 Clydesdale Acquisition
Holdings Inc, Term Loan B ,
(DD1)
9.594% SOFR30A 4.175% 3/30/29 B 5,541,712
1,023 Klockner-Pentaplast of
America, Inc., Term Loan B
10.104% SOFR180A 4.725% 2/09/26 B- 972,154
2,429 LABL, Inc., Term Loan, First
Lien , (DD1)
10.419% TSFR1M 5.100% 10/29/28 B2 2,420,189

Principal
Amount (000) Description (1) Coupon (2)
Reference
Rate (2) Spread (2) Maturity (3) Ratings (4) Value
Containers & Packaging (continued)
$ 4,742 Reynolds Group Holdings
Inc. , Term Loan B
8.683% TSFR1M 3.250% 9/24/28 B+ $ 4,740,113
2,924 Reynolds Group Holdings
Inc. , Term Loan B2
8.683% TSFR1M 3.250% 2/05/26 B+ 2,924,798
8,707 TricorBraun Holdings, Inc.,
Term Loan
8.683% TSFR1M 3.250% 3/03/28 B2 8,611,610
Total Containers & Packaging 34,343,336
Diversified Consumer Services - 0.6% (0.3% of Total Investments)
1,950 GT Polaris, Inc., Term Loan 9.381% TSFR3M 3.750% 9/24/27 B 1,866,530
5,806 Spin Holdco Inc., Term Loan
, (DD1)
9.230% 3-Month LIBOR 4.000% 3/04/28 B- 4,947,538
Total Diversified Consumer Services 6,814,068
Diversified Financial Services - 0.0% (0.0% of Total Investments)
4,663 Ditech Holding Corporation,
Term Loan (5)
0.000% N/A N/A 12/19/22 N/R 512,913
Total Diversified Financial Services 512,913
Diversified Telecommunication Services - 3.0% (1.9% of Total Investments)
3,901 Altice France S.A., Term Loan
B12
9.257% 3-Month LIBOR 3.688% 1/31/26 B2 3,478,749
13,688 Altice France S.A., Term Loan
B13
9.321% 3-Month LIBOR 4.000% 8/14/26 B2 12,189,243
5,010 CenturyLink, Inc., Term Loan
B
7.683% TSFR1M 2.250% 3/15/27 BB 3,521,837
185 Cincinnati Bell, Inc., Term
Loan B2
8.669% SOFR30A 3.250% 11/23/28 BB- 177,316
3,618 Connect Finco Sarl, Term
Loan B
8.819% TSFR1M 3.500% 12/12/26 BB+ 3,614,506
841 Cyxtera DC Holdings, Inc.,
Term Loan
13.760% SOFR30A 8.500% 12/07/23 N/R 841,083
2,520 Cyxtera DC Holdings, Inc.,
Term Loan B (5)
0.000% N/A N/A 5/01/24 N/R 1,389,650
9,734 Frontier Communications
Corp., Term Loan B
9.183% TSFR1M 3.750% 10/08/27 BB+ 9,284,584
1,460 Level 3 Financing Inc., Term
Loan B
7.183% TSFR1M 1.750% 3/01/27 Ba2 1,376,963
1,750 Zayo Group Holdings, Inc.,
Term Loan
8.433% TSFR1M 3.000% 3/09/27 B- 1,341,970
Total Diversified Telecommunication Services 37,215,901
Electric Utilities - 1.8% (1.1% of Total Investments)
2,719 ExGen Renewables IV, LLC,
Term Loan
8.025% SOFR90A 2.500% 12/15/27 BB- 2,709,245
198 Pacific Gas & Electric
Company, Term Loan
8.433% TSFR1M 3.000% 6/23/25 BB+ 198,411
10,480 Talen Energy Supply, LLC,
Term Loan B
9.590% TSFR3M 4.500% 5/17/30 BB+ 10,480,403
8,493 Talen Energy Supply, LLC,
Term Loan C
9.590% TSFR3M 4.500% 5/27/30 BB+ 8,492,740
Total Electric Utilities 21,880,799
Electronic Equipment, Instruments & Components - 0.7% (0.4% of Total Investments)
4,125 II-VI Incorporated, Term
Loan B
8.183% SOFR30A 2.750% 7/01/29 BBB- 4,129,058
3,854 Ingram Micro Inc., Term
Loan B
9.038% 3-Month LIBOR 3.500% 7/02/28 BB+ 3,849,807
Total Electronic Equipment, Instruments & Components 7,978,865

Nuveen Floating Rate Income Fund
(continued)
Portfolio of Investments
July 31, 2023

JFR
Principal
Amount (000) Description (1) Coupon (2)
Reference
Rate (2) Spread (2) Maturity (3) Ratings (4) Value
Entertainment - 1.4% (0.8% of Total Investments)
$ 5,247 AMC Entertainment
Holdings, Inc. , Term Loan B
8.202% 1-Month LIBOR 3.000% 4/22/26 B- $ 4,106,819
12,576 Crown Finance US, Inc., Term
Loan (5)
0.000% N/A N/A 2/28/25 N/R 3,290,822
1,467 Crown Finance US, Inc., Term
Loan (5)
0.000% N/A N/A 9/20/26 N/R 383,789
3,699 Diamond Sports Group, LLC,
Term Loan, Second Lien (5)
8.314% SOFR90A 3.250% 8/24/26 N/R 114,259
1,769 Lions Gate Capital Holdings
LLC, Term Loan B
7.669% TSFR1M 2.250% 3/24/25 Ba2 1,768,351
2,972 Springer Nature
Deutschland GmbH, Term
Loan B18
8.503% SOFR90A 3.000% 8/14/26 BB+ 2,975,066
546 Univision Communications
Inc., Term Loan C5
8.183% 1-Month LIBOR 2.750% 3/15/24 B+ 636,504
3,700 Virgin Media Bristol LLC,
Term Loan Q
8.586% TSFR1M 3.250% 1/31/29 BB+ 3,657,690
Total Entertainment 16,933,300
Financial Services - 1.3% (0.8% of Total Investments)
6,852 Avolon TLB Borrower 1 (US)
LLC, Term Loan B4
6.855% SOFR30A 1.500% 2/12/27 Baa2 6,821,343
5,361 Avolon TLB Borrower 1 (US)
LLC, Term Loan B6
7.755% SOFR30A 2.500% 6/22/28 Baa2 5,368,874
3,880 Trans Union, LLC, Term Loan
B6
7.683% TSFR1M 2.250% 12/01/28 BBB- 3,880,871
Total Financial Services 16,071,088
Food Products - 1.1% (0.7% of Total Investments)
4,204 8th Avenue Food &
Provisions, Inc., Term Loan,
First Lien
9.183% TSFR1M 3.750% 10/01/25 CCC+ 3,910,234
2,548 CHG PPC Parent LLC, Term
Loan
8.433% TSFR1M 3.000% 12/08/28 B1 2,522,189
2,202 Froneri International Ltd.,
Term Loan
7.669% TSFR1M 2.250% 1/31/27 BB- 2,195,530
1 H Food Holdings LLC, Term
Loan B
9.269% 6-Month LIBOR 3.688% 5/31/25 B3 0
2,655 Sycamore Buyer LLC, Term
Loan B
7.682% SOFR30A 2.250% 7/22/29 BB+ 2,597,856
2,562 UTZ Quality Foods, LLC,
Term Loan B
8.433% TSFR1M 3.000% 1/20/28 B1 2,564,527
Total Food Products 13,790,336
Ground Transportation - 1.8% (1.1% of Total Investments)
2,413 First Student Bidco Inc, Term
Loan B
8.501% TSFR3M 3.000% 7/21/28 BB+ 2,355,008
905 First Student Bidco Inc, Term
Loan C
8.501% 3-Month LIBOR 3.000% 7/21/28 BB+ 882,745
644 Genesee & Wyoming Inc.
(New), Term Loan
7.342% SOFR90A 2.000% 12/30/26 BB+ 644,181
4,822 Hertz Corporation, (The),
Term Loan B
5.653% 3-Month LIBOR 3.250% 6/30/28 BB+ 4,825,742
929 Hertz Corporation, (The),
Term Loan C
5.653% 3-Month LIBOR 3.250% 6/30/28 BB+ 929,154
12,636 Uber Technologies, Inc.,
Term Loan B
7.974% SOFR90A +
TSFR3M
2.750% 3/03/30 Ba2 12,658,235
Total Ground Transportation 22,295,065

Principal
Amount (000) Description (1) Coupon (2)
Reference
Rate (2) Spread (2) Maturity (3) Ratings (4) Value
Health Care Equipment & Supplies - 6.2% (3.8% of Total Investments)
$ 22,897 Bausch & Lomb, Inc., Term
Loan
8.592% SOFR90A 3.250% 5/05/27 BB- $ 22,427,824
3,244 Carestream Health, Inc.,
Term Loan
12.842% SOFR90A 7.500% 9/30/27 B- 2,446,483
7,179 CNT Holdings I Corp, Term
Loan
8.800% SOFR90A 3.500% 11/08/27 B 7,171,187
1,428 Embecta Corp, Term Loan B 8.337% SOFR180A 3.000% 1/27/29 Ba3 1,421,136
2,365 ICU Medical, Inc., Term Loan
B
7.892% SOFR90A 2.500% 12/14/28 BBB- 2,368,267
1,225 Insulet Corporation, Term
Loan B
8.683% TSFR1M 3.250% 5/04/28 Ba3 1,228,638
31,894 Medline Borrower, LP, Term
Loan B
8.683% TSFR1M 3.250% 10/21/28 BB- 31,609,288
5,595 Viant Medical Holdings, Inc.,
Term Loan, First Lien
9.183% 1-Month LIBOR 3.750% 7/02/25 B3 5,477,442
2,447 Vyaire Medical, Inc., Term
Loan B
10.267% SOFR90A + 3
Month LIBOR
4.750% 4/16/25 Caa1 1,779,510
Total Health Care Equipment & Supplies 75,929,775
Health Care Providers & Services - 8.5% (5.2% of Total Investments)
7,123 AHP Health Partners, Inc.,
Term Loan B
8.933% TSFR1M 3.500% 8/23/28 B1 7,125,796
319 DaVita, Inc. , Term Loan B 7.183% TSFR1M 1.750% 8/12/26 BBB- 316,167
377 Element Materials
Technology Group US
Holdings Inc., Term Loan
9.592% SOFR90A 4.250% 4/12/29 B1 374,462
817 Element Materials
Technology Group US
Holdings Inc., Term Loan
9.592% SOFR90A 4.250% 4/12/29 B1 811,335
1,910 Gainwell Acquisition Corp.,
Term Loan B
9.342% SOFR90A 4.000% 10/01/27 BB- 1,882,131
1,534 Global Medical Response,
Inc., Term Loan
9.683% TSFR1M 4.250% 3/14/25 CCC+ 948,749
10,432 Global Medical Response,
Inc., Term Loan B
9.780% SOFR90A 4.250% 10/02/25 CCC+ 6,444,794
10,953 ICON Luxembourg S.A.R.L.,
Term Loan
7.753% SOFR90A 2.250% 7/01/28 BB+ 10,976,018
3,753 National Mentor Holdings,
Inc., Term Loan
9.130% SOFR90A +
TSFR1M
3.750% 3/02/28 B- 3,002,348
61 National Mentor Holdings,
Inc., Term Loan C
9.092% SOFR90A 3.750% 3/02/28 B- 49,113
4,827 Onex TSG Intermediate
Corp., Term Loan B
10.381% TSFR3M 4.750% 2/26/28 B 4,335,790
20,136 Parexel International
Corporation, Term Loan, First
Lien
8.555% TSFR1M 3.250% 11/15/28 B1 20,078,273
5,927 Phoenix Guarantor Inc, Term
Loan B
8.683% TSFR1M 3.250% 3/05/26 B1 5,893,024
4,888 Phoenix Guarantor Inc, Term
Loan B3
8.933% TSFR1M 3.500% 3/05/26 B1 4,865,091
1,025 Select Medical Corp,Term
Loan , (WI/DD)
TBD TBD TBD TBD Ba2 1,025,000
10,558 Select Medical Corporation,
Term Loan B
7.805% TSFR1M 2.500% 3/06/25 Ba2 10,555,850
15,710 Surgery Center Holdings,
Inc., Term Loan
9.119% SOFR30A 3.750% 8/31/26 B1 15,734,380
2,899 Team Health Holdings, Inc.,
Term Loan B
10.569% SOFR30A 5.250% 2/02/27 B- 2,004,481
4,304 Team Health Holdings, Inc.,
Term Loan, First Lien
8.183% 1-Month LIBOR 2.750% 2/06/24 B- 3,810,089

Nuveen Floating Rate Income Fund
(continued)
Portfolio of Investments
July 31, 2023

JFR
Principal
Amount (000) Description (1) Coupon (2)
Reference
Rate (2) Spread (2) Maturity (3) Ratings (4) Value
Health Care Providers & Services (continued)
$ 3,611 US Radiology Specialists,
Inc., Term Loan
10.669% TSFR1M 5.250% 12/15/27 B- $ 3,466,318
Total Health Care Providers & Services 103,699,209
Health Care Technology - 0.0% (0.0% of Total Investments)
17 Athenahealth, Inc., Term
Loan (6)
3.500% Unfunded 3.500% 1/27/29 B+ 17,004
142 Athenahealth, Inc., Term
Loan B
8.805% SOFR30A 3.500% 1/27/29 B+ 138,070
Total Health Care Technology 155,074
Hotels, Restaurants & Leisure - 19.6% (12.0% of Total Investments)
700 24 Hour Fitness Worldwide,
Inc., Exit Term Loan
19.507% 3-Month LIBOR 14.000% 9/29/26 Caa3 367,654
1,528 24 Hour Fitness Worldwide,
Inc., Term Loan , (cash
10.529%, PIK 5.000%)
10.529% 3-Month LIBOR 5.000% 12/29/25 CCC- 276,866
3,865 Alterra Mountain Company,
Term Loan
8.933% TSFR1M 3.500% 8/17/28 B+ 3,870,105
206 Alterra Mountain Company,
Term Loan B
9.169% TSFR1M 3.750% 5/31/30 B+ 205,748
1,468 Aramark Services, Inc., Term
Loan B6
7.933% TSFR1M 2.500% 6/22/30 Ba2 1,467,839
34,143 B.C. Unlimited Liability
Company, Term Loan B4
7.183% 1-Month LIBOR 1.750% 11/19/26 BB+ 33,985,996
11,900 Caesars Entertainment Corp,
Term Loan B
8.555% TSFR1M 3.250% 1/25/30 Ba3 11,922,488
13,020 Carnival Corporation, Term
Loan B
8.433% TSFR1M 3.000% 6/30/25 Ba2 13,026,254
3,203 Carnival Corporation, Term
Loan B
8.683% TSFR1M 3.250% 10/18/28 Ba2 3,198,474
6,747 Churchill Downs
Incorporated, Term Loan B1
7.419% TSFR1M 2.000% 3/17/28 BBB- 6,742,908
2,494 Cinemark USA, Inc., Term
Loan B
9.049% SOFR90A +
TSFR1M
3.750% 5/18/30 BB+ 2,491,680
17,809 ClubCorp Holdings, Inc.,
Term Loan B
8.288% 3-Month LIBOR 2.750% 9/18/24 B- 17,420,864
10,550 Crown Finance US, Inc., Term
Loan
15.228% TSFR1M +
TSFR3M
10.000% 9/09/23 N/R 10,662,589
3,009 Crown Finance US, Inc., Term
Loan (6)
2.071% 3-Month LIBOR 0.500% 8/31/23 CCC+ 787,365
11,361 Equinox Holdings, Inc., Term
Loan, First Lien
8.602% SOFR180A+
SOFR90A+ 3
Month LIBOR
3.000% 3/08/24 Caa2 10,731,081
17,646 Fertitta Entertainment, LLC,
Term Loan B
9.319% SOFR30A 4.000% 1/27/29 B 17,486,638
2,310 Four Seasons Hotels Limited,
Term Loan B
8.555% TSFR1M 3.250% 11/30/29 BB+ 2,317,788
5,851 GVC Holdings (Gibraltar)
Limited, Term Loan B
8.437% CME Term
SOFR 1 Month
3.500% 10/31/29 Ba1 5,856,363
5,158 Hilton Grand Vacations
Borrower LLC, Term Loan B
8.433% TSFR1M 3.000% 8/02/28 BBB- 5,165,372
10,242 Hilton Worldwide Finance,
LLC, Term Loan B2
7.148% TSFR1M 1.750% 6/21/26 BBB- 10,247,079
15,466 IRB Holding Corp, Term
Loan B
8.419% SOFR30A 3.000% 12/15/27 B+ 15,404,953
3,734 Life Time Fitness Inc , Term
Loan B
10.050% TSFR3M 4.750% 1/15/26 BB+ 3,754,416
570 Motion Finco Sarl, Term Loan
B2
8.788% 3-Month LIBOR 3.250% 11/04/26 B 568,394

Principal
Amount (000) Description (1) Coupon (2)
Reference
Rate (2) Spread (2) Maturity (3) Ratings (4) Value
Hotels, Restaurants & Leisure (continued)
$ 2,524 NASCAR Holdings, Inc, Term
Loan B
7.933% TSFR1M 2.500% 10/18/26 BBB- $ 2,532,394
3,079 PCI Gaming Authority, Term
Loan
7.933% TSFR1M 2.500% 5/31/26 BBB- 3,086,769
2,579 Penn National Gaming, Inc.,
Term Loan B
8.169% SOFR30A 2.750% 4/20/29 BB 2,579,445
2,735 Scientific Games Holdings
LP, Term Loan B
8.768% SOFR90A 3.500% 2/04/29 BB- 2,705,611
10,021 Scientific Games
International, Inc., Term Loan
8.302% SOFR30A 3.000% 4/07/29 BBB- 10,019,978
5,772 SeaWorld Parks &
Entertainment, Inc., Term
Loan B
8.433% TSFR1M 3.000% 8/25/28 BB 5,778,681
18,963 Stars Group Holdings B.V.
(The), Term Loan
7.753% SOFR90A 2.250% 7/10/25 BBB 18,978,383
4,680 Stars Group Holdings B.V.
(The), Term Loan B
8.753% SOFR90A 3.250% 7/04/28 BBB 4,689,020
7,845 Station Casinos LLC, Term
Loan B
7.601% TSFR1M 2.250% 2/08/27 BB 7,828,390
2,314 Twin River Worldwide
Holdings, Inc., Term Loan B
8.838% SOFR90A 3.250% 10/01/28 BB+ 2,285,163
1,738 William Morris Endeavor
Entertainment, LLC, Term
Loan, First Lien
8.183% TSFR1M + 1
Month LIBOR
2.750% 5/16/25 B+ 1,737,721
Total Hotels, Restaurants & Leisure 240,180,469
Household Durables - 0.9% (0.6% of Total Investments)
8,198 AI Aqua Merger Sub, Inc.,
Term Loan B, First Lien
8.944% SOFR30A 3.750% 7/30/28 B 8,104,676
101 Serta Simmons Bedding,
LLC, Term Loan (5)
14.448% 1-Month LIBOR 9.500% 8/10/23 N/R 101,510
3,354 Weber-Stephen Products
LLC, Term Loan B
8.683% TSFR1M 3.250% 10/30/27 CCC+ 3,011,846
Total Household Durables 11,218,032
Household Products - 0.3% (0.1% of Total Investments)
1,491 Energizer Holdings, Inc.,
Term Loan
7.656% TSFR1M 2.250% 12/22/27 Ba1 1,492,402
1,589 Reynolds Consumer
Products LLC, Term Loan
7.169% TSFR1M 1.750% 2/04/27 BBB- 1,587,744
Total Household Products 3,080,146
Independent Power and Renewable Electricity Producers - 0.3% (0.2% of Total Investments)
3,255 Vistra Operations Company
LLC, Term Loan B3, First Lien
7.183% TSFR1M 1.750% 12/31/25 BBB- 3,255,440
Total Independent Power and Renewable Electricity Producers 3,255,440
Insurance - 5.5% (3.4% of Total Investments)
9,840 Acrisure, LLC, Term Loan B 8.933% 1-Month LIBOR 3.500% 2/15/27 B 9,613,755
3,711 Alliant Holdings
Intermediate, LLC, Term
Loan B4
8.920% 1-Month LIBOR 3.500% 11/06/27 B 3,705,642
7,817 Alliant Holdings
Intermediate, LLC, Term
Loan B5
8.722% TSFR1M 3.500% 2/08/27 B 7,811,410
2,327 AmWINS Group, Inc., Term
Loan B
8.055% TSFR1M 2.750% 2/19/28 Ba3 2,327,245
494 AssuredPartners, Inc., Term
Loan
8.819% SOFR30A 3.500% 2/13/27 B 491,898

Nuveen Floating Rate Income Fund
(continued)
Portfolio of Investments
July 31, 2023

JFR
Principal
Amount (000) Description (1) Coupon (2)
Reference
Rate (2) Spread (2) Maturity (3) Ratings (4) Value
Insurance (continued)
$ 1,279 Asurion LLC, Term Loan B4,
Second Lien
10.683% TSFR1M 5.250% 1/20/29 B $ 1,123,518
1,282 Asurion LLC, Term Loan B7 8.538% 3-Month LIBOR 3.000% 11/03/24 Ba3 1,282,457
10,078 Asurion LLC, Term Loan B8 8.788% 3-Month LIBOR 3.250% 12/23/26 Ba3 9,835,117
3,973 Asurion LLC, Term Loan B9 8.788% 3-Month LIBOR 3.250% 7/31/27 Ba3 3,809,015
695 Asurion LLC,Term Loan , (WI/
DD)
TBD TBD TBD TBD Ba3 667,780
4,420 Broadstreet Partners, Inc.,
Term Loan B , (DD1)
8.433% TSFR1M 3.000% 1/27/27 B 4,402,727
2,358 Broadstreet Partners, Inc.,
Term Loan B2
8.555% TSFR1M 3.250% 1/27/27 B 2,350,631
250 Broadstreet Partners, Inc.,
Term Loan B3
9.319% TSFR1M 4.000% 1/26/29 B 249,531
1,154 Hub International Limited,
Term Loan B
9.123% SOFR90A 4.000% 11/10/29 B 1,157,922
7,485 HUB International Limited,
Term Loan B
9.584% SOFR90A 4.250% 6/08/30 B 7,524,689
1,605 Ryan Specialty Group, LLC,
Term Loan
8.419% SOFR30A 3.000% 9/01/27 BB- 1,606,631
9,017 USI, Inc., Term Loan 8.992% SOFR90A 3.750% 11/16/29 B1 9,027,052
Total Insurance 66,987,020
Interactive Media & Services - 0.9% (0.5% of Total Investments)
23,299 Rackspace Technology
Global, Inc., Term Loan B ,
(DD1)
8.029% TSFR1M 2.750% 2/09/28 B3 10,464,130
Total Interactive Media & Services 10,464,130
IT Services - 2.7% (1.7% of Total Investments)
4,032 Ahead DB Holdings, LLC,
Term Loan B
9.092% SOFR90A 3.750% 10/16/27 B+ 3,936,008
801 iQor US Inc., Exit Term Loan 12.905% TSFR1M 7.600% 11/19/24 B1 794,818
3,598 Peraton Corp., Term Loan B 9.169% TSFR1M 3.750% 2/01/28 BB- 3,576,901
3,898 Perforce Software, Inc., Term
Loan B
9.183% TSFR1M 3.750% 7/01/26 B2 3,759,596
11,011 Syniverse Holdings, Inc.,
Term Loan
12.242% SOFR90A 7.000% 5/10/29 B- 10,154,917
5,385 Tempo Acquisition LLC, Term
Loan B
8.319% TSFR1M 3.000% 8/31/28 BB- 5,401,724
3,813 WEX Inc., Term Loan 7.683% TSFR1M 2.250% 4/01/28 Ba2 3,818,848
2,120 World Wide Technology
Holding Co. LLC, Term Loan
8.491% SOFR30A 3.250% 2/23/30 BB 2,113,064
Total IT Services 33,555,876
Leisure Products - 0.8% (0.5% of Total Investments)
1,567 Hayward Industries, Inc.,
Term Loan
8.183% TSFR1M 2.750% 5/28/28 BB 1,539,836
1,659 SRAM, LLC , Term Loan B 8.183% TSFR1M 2.750% 5/18/28 BB- 1,655,640
6,215 Topgolf Callaway Brands
Corp., Term Loan B
8.919% TSFR1M 3.500% 3/09/30 B+ 6,213,306
Total Leisure Products 9,408,782
Life Sciences Tools & Services - 0.6% (0.4% of Total Investments)
986 Avantor Funding, Inc., Term
Loan B5
7.555% TSFR1M 2.250% 11/06/27 BBB- 987,391
4,602 Curia Global, Inc., Term Loan 9.101% TSFR3M 3.750% 8/30/26 B3 4,019,369
2,728 ICON Luxembourg S.A.R.L.,
Term Loan
7.753% SOFR90A 2.250% 7/01/28 BB+ 2,734,062
Total Life Sciences Tools & Services 7,740,822

Principal
Amount (000) Description (1) Coupon (2)
Reference
Rate (2) Spread (2) Maturity (3) Ratings (4) Value
Machinery - 2.5% (1.6% of Total Investments)
$ 1,910 AI Alpine AT Bidco GmbH,
Term Loan B
8.032% 3-Month LIBOR 2.750% 11/06/25 B $ 1,902,045
7,813 Ali Group North America
Corporation, Term Loan B
7.433% TSFR1M 2.000% 10/13/28 Baa3 7,831,975
3,857 Alliance Laundry Systems
LLC, Term Loan B
8.849% SOFR30A+
SOFR90A
3.500% 10/08/27 B 3,856,179
2,400 Chart Industries, Inc., Term
Loan B
9.105% SOFR30A 3.750% 12/08/29 Ba3 2,406,986
1,753 Emrld Borrower LP, Term
Loan B
8.264% TSFR3M 3.000% 5/04/30 BB+ 1,756,507
3,470 Gardner Denver, Inc., Term
Loan B2
7.169% TSFR1M 1.750% 2/28/27 BBB 3,474,556
5,270 Gates Global LLC, Term Loan
B3
7.919% TSFR1M 2.500% 3/31/27 Ba3 5,265,406
1,697 Grinding Media Inc., Term
Loan B
9.386% SOFR90A 4.000% 10/12/28 B 1,667,719
2,205 Madison IAQ LLC, Term Loan 8.302% 6-Month LIBOR 3.250% 6/21/28 B2 2,166,953
973 Victory Buyer LLC, Term Loan
, (DD1)
9.258% TSFR3M 3.750% 11/18/28 B3 891,696
Total Machinery 31,220,022
Media - 11.5% (7.1% of Total Investments)
5,608 ABG Intermediate Holdings
2 LLC, Term Loan B1
8.560% 1-Month LIBOR 3.500% 12/21/28 B1 5,613,257
960 ABG Intermediate Holdings
2 LLC, Term Loan, Second
Lien
11.060% 1-Month LIBOR 6.000% 12/20/29 CCC+ 942,600
1,209 Altice Financing SA, Term
Loan
10.308% TSFR3M 5.000% 10/31/27 B 1,087,697
2,940 Cable One, Inc., Term Loan
B4
7.433% TSFR1M 2.000% 5/03/28 BB+ 2,932,650
9,605 Cengage Learning, Inc.,
Term Loan B
10.323% 3-Month LIBOR 4.750% 7/14/26 B 9,519,234
2,093 Charter Communications
Operating, LLC, Term Loan
B2
7.095% SOFR30A+
SOFR90A
1.750% 2/01/27 BBB- 2,080,955
1,085 Checkout Holding Corp.,
Term Loan
13.901% SOFR90A 7.500% 5/24/30 N/R 648,250
26,545 Clear Channel Outdoor
Holdings, Inc., Term Loan B
8.972% TSFR1M +
TSFR3M
3.500% 8/23/26 B1 25,781,705
2,397 CSC Holdings, LLC, Term
Loan
7.586% 1-Month LIBOR 2.250% 1/15/26 B 2,269,983
2,019 CSC Holdings, LLC, Term
Loan B1
7.586% 1-Month LIBOR 2.250% 7/17/25 B 1,933,649
1,253 CSC Holdings, LLC, Term
Loan B5
7.836% 1-Month LIBOR 2.500% 4/15/27 B 1,096,752
12,116 CSC Holdings, LLC, Term
Loan B6
9.722% TSFR1M 4.500% 1/18/28 B 11,171,131
1,180 Cumulus Media New
Holdings Inc., Term Loan B
9.226% 3-Month LIBOR 3.750% 3/31/26 B 945,009
15,085 DirecTV Financing, LLC, Term
Loan
10.433% TSFR1M 5.000% 8/02/27 BBB- 15,014,289
3,858 Dotdash Meredith Inc, Term
Loan B
9.213% SOFR30A 4.000% 12/01/28 B+ 3,655,657
2,634 E.W. Scripps Company (The),
Term Loan B2
7.996% TSFR1M 2.563% 5/01/26 BB 2,613,243
7,472 Formula One Holdings
Limited, Term Loan B
8.319% TSFR1M 3.000% 1/15/30 BB+ 7,487,878
1,487 Gray Television, Inc., Term
Loan E
7.727% TSFR1M 2.500% 1/02/26 BB+ 1,475,827

Nuveen Floating Rate Income Fund
(continued)
Portfolio of Investments
July 31, 2023

JFR
Principal
Amount (000) Description (1) Coupon (2)
Reference
Rate (2) Spread (2) Maturity (3) Ratings (4) Value
Media (continued)
$ 13,756 iHeartCommunications, Inc.,
Term Loan
8.305% TSFR1M 3.000% 5/01/26 BB- $ 12,445,643
53 LCPR Loan Financing LLC,
Term Loan B
9.086% TSFR1M 3.750% 10/15/28 BB+ 52,671
7,357 McGraw-Hill Global
Education Holdings, LLC,
Term Loan
10.257% TSFR1M + 6
Month LIBOR
4.750% 7/30/28 BB+ 7,165,875
1,204 Mission Broadcasting, Inc.,
Term Loan B
7.727% TSFR1M 2.500% 6/03/28 BBB- 1,197,423
1,630 Nexstar Broadcasting, Inc.,
Term Loan B4
7.933% TSFR1M 2.500% 9/18/26 BBB- 1,631,977
1,087 Outfront Media Capital LLC,
Term Loan B
7.069% TSFR1M 1.750% 11/18/26 Ba1 1,082,418
2,384 Radiate Holdco, LLC, Term
Loan B
8.683% TSFR1M 3.250% 9/25/26 B3 2,015,427
2,649 Red Ventures, LLC, Term
Loan B
8.319% TSFR1M 3.000% 2/23/30 BB+ 2,646,542
672 Virgin Media Bristol LLC,
Term Loan N
7.836% TSFR1M 2.500% 1/31/28 BB+ 655,496
1,050 Virgin Media Bristol LLC,
Term Loan Y
8.311% SOFR180A 3.250% 3/06/31 BB- 1,034,581
2,817 WideOpenWest Finance
LLC, Term Loan B
8.242% SOFR90A 3.000% 12/20/28 BB 2,775,872
12,234 Ziggo Financing Partnership,
Term Loan I
7.836% TSFR1M 2.500% 4/30/28 BB 11,925,909
Total Media 140,899,600
Metals & Mining - 0.1% (0.1% of Total Investments)
1,180 Arsenal AIC Parent LLC,Term
Loan , (WI/DD)
TBD TBD TBD TBD Ba3 1,180,614
Total Metals & Mining 1,180,614
Oil, Gas & Consumable Fuels - 4.0% (2.4% of Total Investments)
2,956 BCP Renaissance Parent LLC,
Term Loan B3
8.742% SOFR90A 3.500% 10/31/26 B+ 2,955,729
4,096 Buckeye Partners, L.P., Term
Loan B
7.683% TSFR1M 2.250% 11/01/26 BBB- 4,092,638
1,128 EG America LLC, Term Loan 9.305% TSFR1M 4.000% 2/05/25 B 1,125,613
10,062 Freeport LNG Investments,
LLLP, Term Loan A
8.588% SOFR90A 3.000% 11/16/26 N/R 9,921,836
8,482 Gulf Finance, LLC, Term Loan 12.330% SOFR180A +
TSFR1M
6.750% 8/25/26 B 8,515,000
205 M6 ETX Holdings II Midco
LLC, Term Loan B
9.891% TSFR1M 4.500% 8/11/29 BB 204,908
3,630 Oryx Midstream Services
Permian Basin LLC, Term
Loan
8.505% SOFR30A 3.250% 10/05/28 BB 3,638,061
7,779 QuarterNorth Energy
Holding Inc., Exit Term Loan,
Second Lien
13.433% TSFR1M 8.000% 8/27/26 B 7,765,780
4,037 TransMontaigne Operating
Company L.P., Term Loan B
8.926% SOFR30A +
TSFR1M
3.500% 11/05/28 BB- 4,016,829
4,911 Traverse Midstream Partners
LLC, Term Loan
9.216% SOFR90A 3.750% 2/16/28 B+ 4,897,448
1,800 Whitewater Whistler
Holdings, LLC, Term Loan B
8.492% SOFR90A 3.250% 1/25/30 BB+ 1,802,250
Total Oil, Gas & Consumable Fuels 48,936,092

Principal
Amount (000) Description (1) Coupon (2)
Reference
Rate (2) Spread (2) Maturity (3) Ratings (4) Value
Paper & Forest Products - 0.1% (0.0% of Total Investments)
$ 846 Asplundh Tree Expert, LLC,
Term Loan B
7.169% TSFR1M 1.750% 9/04/27 BBB- $ 846,836
Total Paper & Forest Products 846,836
Passenger Airlines - 4.6% (2.8% of Total Investments)
6,297 AAdvantage Loyalty IP Ltd.,
Term Loan
10.338% SOFR90A 4.750% 4/20/28 BB+ 6,530,574
2,481 Air Canada, Term Loan B 8.839% 3-Month LIBOR 3.500% 8/11/28 Ba2 2,485,632
11,009 American Airlines, Inc., Term
Loan B , (DD1)
8.154% SOFR180A 2.750% 2/06/28 Ba3 10,927,335
3,945 American Airlines, Inc., Term
Loan, First Lien
7.628% TSFR3M + 6
Month LIBOR
2.625% 1/29/27 BB- 3,885,999
11,759 Kestrel Bidco Inc., Term
Loan B
8.251% SOFR90A 3.000% 12/11/26 B+ 11,521,248
2,789 Mileage Plus Holdings LLC,
Term Loan B
10.764% 3-Month LIBOR 5.250% 6/20/27 Baa3 2,912,553
11,363 SkyMiles IP Ltd., Term Loan B 9.076% SOFR90A 3.750% 10/20/27 Baa1 11,829,387
5,835 United Airlines, Inc., Term
Loan B
9.292% 3-Month LIBOR 3.750% 4/21/28 Ba1 5,853,311
Total Passenger Airlines 55,946,039
Personal Care Products - 0.5% (0.3% of Total Investments)
1,561 Conair Holdings, LLC, Term
Loan B
9.288% 3-Month LIBOR 3.750% 5/17/28 B- 1,488,730
– Coty Inc., Term Loan B 7.529% TSFR1M 2.253% 4/05/25 BB 0
3,299 Kronos Acquisition Holdings
Inc., Term Loan B
9.253% 3-Month LIBOR 3.750% 12/22/26 B2 3,242,406
1,716 Kronos Acquisition Holdings
Inc., Term Loan, First Lien
11.375% SOFR90A 6.000% 12/22/26 B2 1,704,849
Total Personal Care Products 6,435,985
Pharmaceuticals - 2.9% (1.8% of Total Investments)
1,914 Amneal Pharmaceuticals
LLC, Term Loan B
8.933% TSFR1M 3.500% 5/04/25 B 1,825,028
2,099 Catalent Pharma Solutions
Inc., Term Loan B3
7.406% TSFR1M 2.000% 2/22/28 BB+ 2,068,057
2,609 Elanco Animal Health
Incorporated, Term Loan B
6.963% TSFR1M 1.750% 8/01/27 BB+ 2,573,800
19,269 Jazz Financing Lux S.a.r.l.,
Term Loan
8.933% 1-Month LIBOR 3.500% 5/05/28 BB+ 19,270,355
– Mallinckrodt International
Finance S.A., Term Loan
10.869% SOFR30A 5.500% 9/30/27 Caa3 0
85 Mallinckrodt International
Finance S.A., Term Loan
10.619% SOFR30A 5.250% 9/30/27 Caa3 64,400
7,585 Organon & Co, Term Loan 8.257% SOFR30A 3.000% 6/02/28 BB 7,574,505
2,282 Perrigo Investments, LLC,
Term Loan B
7.669% SOFR30A 2.350% 4/05/29 BB+ 2,273,393
Total Pharmaceuticals 35,649,538
Professional Services - 2.2% (1.3% of Total Investments)
1,685 CHG Healthcare Services
Inc., Term Loan
8.683% TSFR1M 3.250% 9/30/28 B1 1,683,732
610 CoreLogic Inc,Term Loan ,
(WI/DD)
TBD TBD TBD TBD B2 562,630
4,597 Creative Artists Agency, LLC ,
Term Loan B , (DD1)
8.819% TSFR1M 3.500% 11/16/28 B+ 4,582,283
6,642 Dun & Bradstreet
Corporation (The), Term
Loan
8.666% TSFR1M 3.250% 2/08/26 BB+ 6,649,150
3,822 EAB Global, Inc., Term Loan 9.131% 3-Month LIBOR 3.500% 8/16/28 B2 3,797,513

Nuveen Floating Rate Income Fund
(continued)
Portfolio of Investments
July 31, 2023

JFR
Principal
Amount (000) Description (1) Coupon (2)
Reference
Rate (2) Spread (2) Maturity (3) Ratings (4) Value
Professional Services (continued)
$ 1,745 Physician Partners LLC, Term
Loan
9.392% SOFR90A 4.000% 2/01/29 B $ 1,672,778
21 Travelport Finance
(Luxembourg) S.a.r.l., Term
Loan , (cash 7.033%, PIK
6.500%)
7.038% 3-Month LIBOR 1.500% 2/28/25 B- 20,868
7,373 Verscend Holding Corp.,
Term Loan B
9.433% TSFR1M 4.000% 8/27/25 BB- 7,378,367
Total Professional Services 26,347,321
Real Estate Management & Development - 0.5% (0.3% of Total Investments)
3,196 Cushman & Wakefield U.S.
Borrower, LLC, Term Loan
8.669% TSFR1M 3.250% 1/31/30 BB 3,100,183
2,534 Cushman & Wakefield U.S.
Borrower, LLC, Term Loan B
8.183% TSFR1M 2.750% 8/21/25 BB 2,531,932
Total Real Estate Management & Development 5,632,115
Semiconductors & Semiconductor Equipment - 0.1% (0.1% of Total Investments)
3,247 Bright Bidco B.V., Term Loan 7.034% SOFR90A + 3
Month LIBOR
4.500% 10/31/27 B- 1,347,680
Total Semiconductors & Semiconductor Equipment 1,347,680
Software - 16.4% (10.1% of Total Investments)
1,447 Apttus Corporation, Term
Loan
9.433% TSFR1M 4.000% 5/06/28 BB 1,429,177
11,455 Avaya, Inc., Term Loan 13.805% TSFR1M 8.500% 8/01/28 N/R 9,610,336
14,362 Banff Merger Sub Inc, Term
Loan
9.183% TSFR1M 3.750% 10/02/25 B2 14,344,590
1,836 Camelot U.S. Acquisition
LLC, Term Loan B
8.433% TSFR1M 3.000% 10/31/26 BB+ 1,836,739
2,762 Camelot U.S. Acquisition
LLC, Term Loan B
8.433% TSFR1M 3.000% 10/31/26 B+ 2,763,346
1,473 CCC Intelligent Solutions
Inc., Term Loan B
7.683% TSFR1M 2.250% 9/21/28 B+ 1,471,655
6,463 CDK Global, Inc., Term Loan
B
9.492% SOFR90A 4.250% 6/09/29 B+ 6,472,930
5,244 Ceridian HCM Holding Inc.,
Term Loan B
7.976% 3-Month LIBOR 2.500% 4/30/25 Ba3 5,251,996
7,444 DTI Holdco, Inc., Term Loan 10.119% SOFR90A 4.750% 4/21/29 B2 7,015,734
18,046 Epicor Software Corporation,
Term Loan
8.683% TSFR1M 3.250% 7/31/27 B2 17,953,621
14,538 Finastra USA, Inc., Term
Loan, First Lien
9.167% 3 + 6 Month
LIBOR
3.500% 6/13/24 B 14,126,511
3,725 Greeneden U.S. Holdings II,
LLC, Term Loan B4
9.433% TSFR1M 4.000% 12/01/27 B2 11,744,730
1,471 Greenway Health, LLC, Term
Loan, First Lien
9.271% 3-Month LIBOR 3.750% 2/16/24 Caa1 1,206,643
12,689 Informatica LLC, Term Loan B 8.183% TSFR1M 2.750% 10/14/28 BB- 12,643,820
2,211 iQor US Inc., Second Out
Term Loan
12.933% 1-Month LIBOR 7.500% 11/19/25 CCC+ 1,484,372
5,643 McAfee, LLC, Term Loan B 8.963% SOFR30A 3.750% 2/03/29 BB+ 5,475,762
12,900 NortonLifeLock Inc., Term
Loan B
7.419% SOFR30A 2.000% 1/28/29 BBB- 12,873,505
18,159 Open Text Corporation,
Term Loan B
8.919% TSFR1M 3.500% 8/25/29 BBB- 18,209,867
1,368 Project Ruby Ultimate Parent
Corp., Term Loan
8.683% TSFR1M 3.250% 3/10/28 B 1,353,214
3,927 Proofpoint, Inc., Term Loan,
First Lien
8.683% TSFR1M 3.250% 8/31/28 BB- 3,875,270
2,560 Quartz Acquireco LLC, Term
Loan B
8.817% SOFR30A 3.500% 4/14/30 BB+ 2,560,000

Principal
Amount (000) Description (1) Coupon (2)
Reference
Rate (2) Spread (2) Maturity (3) Ratings (4) Value
Software (continued)
$ 355 RealPage, Inc, Term Loan,
First Lien
8.433% TSFR1M 3.000% 4/22/28 B+ $ 348,921
6,326 Sophia, L.P., Term Loan B 9.038% 3-Month LIBOR 3.500% 10/07/27 B2 6,302,111
3,922 SS&C European Holdings
Sarl, Term Loan B4
7.183% TSFR1M 1.750% 4/16/25 BB+ 3,925,192
4,112 SS&C Technologies Inc.,
Term Loan B3
7.183% TSFR1M 1.750% 4/16/25 BB+ 4,114,839
905 SS&C Technologies Inc.,
Term Loan B5
7.183% TSFR1M 1.750% 4/16/25 BB+ 905,099
844 SS&C Technologies Inc.,
Term Loan B6
7.669% SOFR30A 2.250% 3/22/29 BB+ 844,433
1,272 SS&C Technologies Inc.,
Term Loan B7
7.669% SOFR30A 2.250% 3/22/29 BB+ 1,272,724
6,217 Ultimate Software Group Inc
(The), Term Loan
8.618% SOFR90A 3.250% 5/03/26 B1 6,191,962
2,647 Ultimate Software Group Inc
(The), Term Loan B
9.219% TSFR3M 3.750% 5/03/26 B1 2,646,888
2,788 Vision Solutions, Inc., Term
Loan
9.863% 3-Month LIBOR 4.000% 5/28/28 B2 2,677,205
10,968 Zelis Healthcare Corporation,
Term Loan
8.933% TSFR1M 3.500% 9/30/26 B 10,972,180
7,279 ZoomInfo LLC, Term Loan B 8.169% TSFR1M 2.750% 2/28/30 Ba1 7,297,181
Total Software 201,202,553
Specialty Retail - 4.7% (2.9% of Total Investments)
1,812 Academy, Ltd., Term Loan 9.115% 1 + 3 Month
LIBOR
3.750% 11/06/27 BB 1,822,100
6,640 Avis Budget Car Rental, LLC,
Term Loan B
7.183% TSFR1M 1.750% 8/06/27 BB+ 6,620,476
3,665 Avis Budget Car Rental, LLC,
Term Loan C
8.919% SOFR30A 3.500% 3/15/29 BB+ 3,670,733
2,190 Belron Finance US LLC, Term
Loan
8.160% TSFR3M 2.750% 4/06/29 BBB- 2,193,427
1,091 Driven Holdings, LLC, Term
Loan B
8.406% TSFR1M 3.000% 12/17/28 B3 1,073,456
5,358 Jo-Ann Stores, Inc., Term
Loan B1
10.362% SOFR90A 4.750% 6/30/28 CCC 2,743,220
5,639 LBM Acquisition LLC, Term
Loan B
9.169% TSFR1M 3.750% 12/18/27 B+ 5,480,075
1,707 Les Schwab Tire Centers,
Term Loan B
8.477% TSFR1M 3.250% 11/02/27 B 1,705,353
22,275 PetSmart, Inc., Term Loan B
, (DD1)
9.169% TSFR1M 3.750% 2/12/28 BB 22,295,225
5,775 Restoration Hardware, Inc.,
Term Loan B
7.933% SOFR30A 2.500% 10/15/28 BB- 5,620,485
1,231 SRS Distribution Inc., Term
Loan
8.919% TSFR1M 3.500% 6/04/28 B- 1,216,629
913 Staples, Inc., Term Loan 10.299% 3-Month LIBOR 5.000% 4/12/26 B 786,145
2,284 Wand NewCo 3, Inc., Term
Loan
8.169% TSFR1M 2.750% 2/05/26 B2 2,283,564
Total Specialty Retail 57,510,888
Technology Hardware, Storage & Peripherals - 0.2% (0.1% of Total Investments)
2,201 NCR Corporation, Term Loan 7.933% TSFR1M 2.500% 8/28/26 BB+ 2,199,770
Total Technology Hardware, Storage & Peripherals 2,199,770

Nuveen Floating Rate Income Fund
(continued)
Portfolio of Investments
July 31, 2023

JFR
Principal
Amount (000) Description (1) Coupon (2)
Reference
Rate (2) Spread (2) Maturity (3) Ratings (4) Value
Textiles, Apparel & Luxury Goods - 0.4% (0.2% of Total Investments)
$ 4,250 Birkenstock GmbH & Co. KG,
Term Loan B
8.593% TSFR3M 3.250% 4/28/28 BB+ $ 4,253,135
886 New Trojan Parent, Inc., Term
Loan, First Lien
8.543% SOFR30A +
TSFR1M
3.250% 1/06/28 CCC+ 502,664
279 Samsonite International S.A.,
Term Loan
8.055% TSFR1M 2.750% 6/21/30 BB+ 280,074
Total Textiles, Apparel & Luxury Goods 5,035,873
Trading Companies & Distributors - 1.3% (0.8% of Total Investments)
4,675 Core & Main LP, Term Loan B 7.803% SOFR30A+
SOFR90A
2.500% 6/10/28 B+ 4,669,754
3,421 Resideo Funding Inc., Term
Loan
7.579% SOFR30A + 3
Month LIBOR
2.250% 2/12/28 BBB- 3,416,991
7,900 Windsor Holdings III LLC,
Term Loan , (WI/DD)
TBD TBD TBD TBD BB+ 7,886,846
Total Trading Companies & Distributors 15,973,591
Transportation Infrastructure - 0.9% (0.5% of Total Investments)
5,685 Brown Group Holding, LLC,
Term Loan B
7.805% TSFR1M 2.500% 4/22/28 B+ 5,643,794
2,481 Brown Group Holding, LLC,
Term Loan B2
9.067% SOFR30A+
SOFR90A+
TSFR3M
3.750% 6/09/29 B+ 2,481,511
2,807 KKR Apple Bidco, LLC, Term
Loan
8.183% TSFR1M 2.750% 9/23/28 B 2,790,210
Total Transportation Infrastructure 10,915,515
Wireless Telecommunication Services - 1.1% (0.7% of Total Investments)
2,905 GOGO Intermediate
Holdings LLC, Term Loan B
9.183% TSFR1M 3.750% 4/30/28 B+ 2,912,096
10,623 Intelsat Jackson Holdings
S.A., Term Loan B (5)
9.443% SOFR90A 4.250% 1/27/29 BB+ 10,615,639
Total Wireless Telecommunication Services 13,527,735
Total Variable Rate Senior Loan Interests
(cost $1,673,662,408) 1,612,916,113
Principal
Amount (000) Description (1) Coupon Maturity Ratings (4) Value
X – CORPORATE BONDS - 21 .5% ( 13 .2 % of Total Investments)
X 263,219,029
Aerospace & Defense - 0.3% (0.2% of Total Investments)
$ 4,537 TransDigm Inc 4.625% 1/15/29 B- $ 4,049,273
Total Aerospace & Defense 4,049,273
Automobile Components - 0.5% (0.3% of Total Investments)
6,500 Adient Global Holdings Ltd, 144A 4.875% 8/15/26 BB- 6,240,640
Total Automobile Components 6,240,640
Chemicals - 0.8% (0.5% of Total Investments)
5,425 Celanese US Holdings LLC 5.900% 7/05/24 BBB- 5,415,330
4,942 Trinseo Materials Operating SCA / Trinseo Materials
Finance Inc, 144A
5.375% 9/01/25 B3 4,492,406
Total Chemicals 9,907,736

Principal
Amount (000)   Description (1) Coupon Maturity Ratings (4) Value
Commercial Services & Supplies - 1.0% (0.6% of Total Investments)
$ 4,650 Prime Security Services Borrower LLC / Prime Finance
Inc, 144A
6.250% 1/15/28 B $ 4,377,652
3,431 Prime Security Services Borrower LLC / Prime Finance
Inc, 144A
5.750% 4/15/26 BB 3,363,799
4,750 Prime Security Services Borrower LLC / Prime Finance
Inc, 144A
3.375% 8/31/27 BB 4,193,049
Total Commercial Services & Supplies 11,934,500
Communications Equipment - 0.5% (0.3% of Total Investments)
3,025 Commscope Inc, 144A 4.750% 9/01/29 B1 2,330,421
2,679 Commscope Inc, 144A 8.250% 3/01/27 CCC+ 2,028,070
2,000 CommScope Technologies LLC, 144A 5.000% 3/15/27 CCC+ 1,333,986
Total Communications Equipment 5,692,477
Containers & Packaging - 0.2% (0.2% of Total Investments)
1,280 LABL Inc, 144A 9.500% 11/01/28 B2 1,312,000
1,810 Pactiv Evergreen Group Issuer Inc/Pactiv Evergreen
Group Issuer LLC, 144A
4.375% 9/30/28 B+ 1,600,027
Total Containers & Packaging 2,912,027
Diversified Telecommunication Services - 1.3% (0.8% of Total Investments)
3,022 Frontier Communications Holdings LLC, 144A 6.000% 1/15/30 BB- 2,195,135
9,216 Frontier Communications Holdings LLC, 144A 5.875% 10/15/27 BB+ 8,441,190
2,000 Frontier Communications Holdings LLC, 144A 5.000% 5/01/28 BB+ 1,694,816
2,250 Frontier Communications Holdings LLC 5.875% 11/01/29 CCC+ 1,649,759
1,990 Level 3 Financing Inc, 144A 10.500% 5/15/30 Ba2 2,061,371
Total Diversified Telecommunication Services 16,042,271
Electric Utilities - 0.7% (0.4% of Total Investments)
10,140 Bruce Mansfield Unit 1 2007 Pass Through Trust (5) 6.850% 6/01/34 N/R 101
3,060 Pacific Gas and Electric Co 4.550% 7/01/30 BBB 2,779,446
0 (7) Pacific Gas and Electric Co 4.500% 7/01/40 BBB 1
6,028 PG&E Corp 5.000% 7/01/28 BB+ 5,576,726
Total Electric Utilities 8,356,274
Energy Equipment & Services - 1.2% (0.8% of Total Investments)
2,750 Shelf Drilling Holdings Ltd, 144A 8.250% 2/15/25 CCC+ 2,626,250
4,900 Shelf Drilling Holdings Ltd, 144A 8.875% 11/15/24 B1 4,912,250
2,500 Transocean Inc, 144A 11.500% 1/30/27 CCC+ 2,621,544
4,750 Weatherford International Ltd, 144A 8.625% 4/30/30 B 4,868,166
Total Energy Equipment & Services 15,028,210
Entertainment - 0.9% (0.5% of Total Investments)
15,215 AMC Entertainment Holdings Inc, 144A , (cash 10.000%,
PIK 12.000%)
10.000% 6/15/26 CCC- 10,422,275
10,250 Diamond Sports Group LLC / Diamond Sports Finance
Co, 144A (5)
6.625% 8/15/27 N/R 239,930
6,820 Diamond Sports Group LLC / Diamond Sports Finance
Co, 144A (5)
5.375% 8/15/26 N/R 213,125
Total Entertainment 10,875,330
Health Care Equipment & Supplies - 0.2% (0.1% of Total Investments)
3,025 Mozart Debt Merger Sub Inc, 144A 3.875% 4/01/29 BB- 2,648,908
Total Health Care Equipment & Supplies 2,648,908

Nuveen Floating Rate Income Fund
(continued)
Portfolio of Investments
July 31, 2023

JFR
Principal
Amount (000)   Description (1) Coupon Maturity Ratings (4) Value
Health Care Providers & Services - 0.8% (0.5% of Total Investments)
$ 4,660 Select Medical Corp, 144A 6.250% 8/15/26 B- $ 4,620,289
3,765 Tenet Healthcare Corp 6.125% 10/01/28 B+ 3,586,501
1,799 Tenet Healthcare Corp 4.875% 1/01/26 BB- 1,741,163
Total Health Care Providers & Services 9,947,953
Hotels, Restaurants & Leisure - 1.6% (1.0% of Total Investments)
9,261 1011778 BC ULC / New Red Finance Inc, 144A 4.000% 10/15/30 B+ 7,958,461
1,807 1011778 BC ULC / New Red Finance Inc, 144A 3.500% 2/15/29 BB+ 1,587,931
2,377 Caesars Entertainment Inc, 144A 6.250% 7/01/25 Ba3 2,364,058
2,250 Carnival Corp, 144A 10.500% 2/01/26 BB- 2,371,759
2,955 Carnival Holdings Bermuda Ltd, 144A 10.375% 5/01/28 B+ 3,224,345
1,799 Life Time Inc, 144A 5.750% 1/15/26 BB+ 1,763,525
Total Hotels, Restaurants & Leisure 19,270,079
Insurance - 0.2% (0.1% of Total Investments)
1,825 Alliant Holdings Intermediate LLC / Alliant Holdings Co-
Issuer, 144A
6.750% 4/15/28 B 1,815,749
935 Alliant Holdings Intermediate LLC / Alliant Holdings Co-
Issuer, 144A
4.250% 10/15/27 B 853,187
Total Insurance 2,668,936
Interactive Media & Services - 0.2% (0.2% of Total Investments)
6,609 Rackspace Technology Global Inc, 144A 3.500% 2/15/28 B3 2,956,146
Total Interactive Media & Services 2,956,146
Internet Software & Services - 0.2% (0.1% of Total Investments)
6,708 Rackspace Technology Global Inc, 144A 5.375% 12/01/28 CCC- 1,857,412
Total Internet Software & Services 1,857,412
IT Services - 0.2% (0.1% of Total Investments)
2,325 SABRE GLBL INC, 144A 7.375% 9/01/25 B- 2,098,313
Total IT Services 2,098,313
Media - 3.1% (1.9% of Total Investments)
13,000 Charter Communications Operating LLC / Charter
Communications Operating Capital
3.500% 3/01/42 BBB- 8,646,183
12,529 CSC Holdings LLC, 144A 3.375% 2/15/31 B 8,678,713
5,220 iHeartCommunications Inc, 144A 5.250% 8/15/27 BB- 4,106,870
20 iHeartCommunications Inc 6.375% 5/01/26 BB- 16,965
1,350 LCPR Senior Secured Financing DAC, 144A 5.125% 7/15/29 BB+ 1,116,348
4,132 McGraw-Hill Education Inc, 144A 5.750% 8/01/28 BB+ 3,627,896
8,994 VZ Secured Financing BV, 144A 5.000% 1/15/32 BB 7,308,726
4,195 Ziggo Bond Co BV, 144A 6.000% 1/15/27 B- 3,902,607
Total Media 37,404,308
Metals & Mining - 0.2% (0.1% of Total Investments)
2,880 First Quantum Minerals Ltd, 144A 6.875% 10/15/27 B+ 2,831,674
Total Metals & Mining 2,831,674
Oil, Gas & Consumable Fuels - 3.0% (1.8% of Total Investments)
2,700 Calumet Specialty Products Partners LP / Calumet
Finance Corp, 144A
8.125% 1/15/27 B- 2,585,250
10,000 Citgo Holding Inc, 144A 9.250% 8/01/24 B+ 10,000,000
3,500 Citgo Petroleum Corp, 144A 7.000% 6/15/25 BB 3,457,860
1,799 Hilcorp Energy I LP / Hilcorp Finance Co, 144A 6.250% 11/01/28 BB+ 1,722,121
1,799 MEG Energy Corp, 144A 5.875% 2/01/29 BB- 1,724,585
9,167 NGL Energy Operating LLC / NGL Energy Finance Corp,
144A
7.500% 2/01/26 B+ 9,083,244

Principal
Amount (000)   Description (1) Coupon Maturity Ratings (4) Value
Oil, Gas & Consumable Fuels (continued)
$ 1,000 NGL Energy Partners LP / NGL Energy Finance Corp 7.500% 4/15/26 CCC $ 949,226
1,000 NGL Energy Partners LP / NGL Energy Finance Corp 6.125% 3/01/25 CCC 979,123
6,000 PBF Holding Co LLC / PBF Finance Corp 6.000% 2/15/28 BB 5,665,440
621 PBF Holding Co LLC / PBF Finance Corp 7.250% 6/15/25 BB 619,448
Total Oil, Gas & Consumable Fuels 36,786,297
Passenger Airlines - 1.0% (0.6% of Total Investments)
5,220 American Airlines Inc, 144A 11.750% 7/15/25 BB 5,753,194
3,025 Delta Air Lines Inc 3.750% 10/28/29 Baa3 2,734,781
2,377 United Airlines Inc, 144A 4.625% 4/15/29 Ba1 2,150,391
1,799 United Airlines Inc, 144A 4.375% 4/15/26 Ba1 1,703,361
Total Passenger Airlines 12,341,727
Pharmaceuticals - 0.2% (0.1% of Total Investments)
2,650 Organon & Co / Organon Foreign Debt Co-Issuer BV,
144A
5.125% 4/30/31 BB- 2,246,374
Total Pharmaceuticals 2,246,374
Specialized Reits - 0.5% (0.3% of Total Investments)
9,750 American Tower Corp 2.950% 1/15/51 BBB+ 6,093,123
Total Specialized Reits 6,093,123
Specialty Retail - 1.6% (1.0% of Total Investments)
14,370 Hertz Corp/The, 144A 4.625% 12/01/26 B+ 12,982,577
6,055 Michaels Cos Inc/The, 144A 7.875% 5/01/29 CCC 4,314,187
725 PetSmart Inc / PetSmart Finance Corp, 144A 7.750% 2/15/29 B- 707,208
1,812 PetSmart Inc / PetSmart Finance Corp, 144A 4.750% 2/15/28 BB 1,661,560
Total Specialty Retail 19,665,532
Wireless Telecommunication Services - 1.1% (0.7% of Total Investments)
7,820 Vmed O2 UK Financing I PLC, 144A 4.250% 1/31/31 BB+ 6,475,492
8,160 Vmed O2 UK Financing I PLC, 144A 4.750% 7/15/31 BB+ 6,888,017
Total Wireless Telecommunication Services 13,363,509
Total Corporate Bonds
(cost $281,776,409) 263,219,029
Shares Description (1) Value
X – COMMON STOCKS - 4 .5% ( 2 .8 % of Total Investments)
X 54,662,141
Banks - 0.0% (0.0% of Total Investments)
78,746 iQor US Inc (8) $ 52,524
Total Banks 52,524
Broadline Retail - 0.0% (0.0% of Total Investments)
749 Belk Inc (8) 5,993
Total Broadline Retail 5,993
Chemicals - 0.0% (0.0% of Total Investments)
80 LyondellBasell Industries NV, Class A 7,909
Total Chemicals 7,909
Communications Equipment - 0.1% (0.1% of Total Investments)
81,991 Avaya Inc (8),(9) 477,348
45,085 Windstream Services PE LLC (8) 428,308
Total Communications Equipment 905,656

Nuveen Floating Rate Income Fund
(continued)
Portfolio of Investments
July 31, 2023

JFR
Shares Description (1) Value
Construction & Engineering - 0.0% (0.0% of Total Investments)
4,865 TNT Crane & Rigging Inc (8) $ 29,190
8,626 TNT Crane & Rigging Inc (8) 2,156
Total Construction & Engineering 31,346
Diversified Consumer Services - 0.1% (0.0% of Total Investments)
57,279 Cengage Learning Holdings II Inc (8) 601,429
Total Diversified Consumer Services 601,429
Diversified Telecommunication Services - 0.0% (0.0% of Total Investments)
46,534 Windstream Services PE LLC (8) 442,073
Total Diversified Telecommunication Services 442,073
Energy Equipment & Services - 2.0% (1.2% of Total Investments)
190,961 Quarternorth Energy Holding Inc (8) 21,483,113
215,829 Transocean Ltd (8) 1,899,295
24,445 Vantage Drilling International (8) 594,820
Total Energy Equipment & Services 23,977,228
Health Care Equipment & Supplies - 0.0% (0.0% of Total Investments)
195,344 Onex Carestream Finance LP (8) 390,688
Total Health Care Equipment & Supplies 390,688
Health Care Providers & Services - 0.0% (0.0% of Total Investments)
157,320 Millennium Health LLC (8),(9) 5,978
167,590 Millennium Health LLC (8),(9) 23,127
Total Health Care Providers & Services 29,105
Hotels, Restaurants & Leisure - 0.0% (0.0% of Total Investments)
332,537 24 Hour Fitness Worldwide Inc (8) 1,995
699,154 24 Hour Fitness Worldwide Inc (8) 4,195
Total Hotels, Restaurants & Leisure 6,190
Independent Power and Renewable Electricity Producers - 1.4% (0.9% of Total Investments)
218,919 Energy Harbor Corp (8),(10) 16,867,709
Total Independent Power and Renewable Electricity Producers 16,867,709
Marine Transportation - 0.0% (0.0% of Total Investments)
2,293 ACBL HLDG CORP (8) 91,720
Total Marine Transportation 91,720
Media - 0.0% (0.0% of Total Investments)
34,846 Catalina Marketing Corp (8) 87,115
4,067,540 Hibu plc (8) –
Total Media 87,115
Oil, Gas & Consumable Fuels - 0.7% (0.4% of Total Investments)
23,789 California Resources Corp 1,269,143
42,689 Chord Energy Corp 6,695,343
160 Quarternorth Energy Holding Inc (8) 18,000
Total Oil, Gas & Consumable Fuels 7,982,486
Professional Services - 0.0% (0.0% of Total Investments)
255,423 Skillsoft Corp (8) 337,158
Total Professional Services 337,158

Shares Description (1) Value
Semiconductors & Semiconductor Equipment - 0.0% (0.0% of Total Investments)
60,637 Bright Bidco BV (8),(9) $ 26,987
44,390 Bright Bidco BV (8) 21,086
Total Semiconductors & Semiconductor Equipment 48,073
Software - 0.2% (0.2% of Total Investments)
390,364 Avaya Inc (8) 2,797,739
Total Software 2,797,739
Total Common Stocks
(cost $71,036,883) 54,662,141
Principal
Amount (000) Description (1) Coupon Maturity Ratings (4) Value
X – ASSET-BACKED SECURITIES - 1.4% (0.9% of Total Investments)
X 17,469,677
$ 750 Battalion CLO XI Ltd, (3-Month LIBOR reference rate +
7.112% spread), 2017 11A, 144A(11)
8.034% 4/24/34 Ba3 $ 624,142
1,500 CIFC Funding 2019-I Ltd, (3-Month LIBOR reference rate
+ 7.092% spread), 2019 1A, 144A(11)
7.893% 4/20/32 Ba3 1,435,525
2,000 Dryden 50 Senior Loan Fund, (3-Month LIBOR reference
rate + 6.522% spread), 2017 50A, 144A(11)
11.830% 7/15/30 Ba3 1,753,036
3,000 Flatiron CLO 19 Ltd, (3-Month LIBOR reference rate +
6.100% spread), 2019 1A, 144A(11)
11.418% 11/16/34 BB- 2,856,666
2,000 Gilbert Park CLO Ltd, (TSFR3M reference rate + 6.662%
spread), 2017 1A, 144A(11)
11.970% 10/15/30 B1 1,801,012
1,000 Goldentree Loan Opportunities IX Ltd, (TSFR3M
reference rate + 5.922% spread), 2014 9A, 144A(11)
11.291% 10/29/29 BB- 964,621
1,500 KKR CLO 30 Ltd, (3-Month LIBOR reference rate +
6.662% spread), Y 30A, 144A(11)
11.970% 10/17/31 Ba3 1,397,442
750 Magnetite XXVII Ltd, (TSFR3M reference rate + 6.262%
spread), 2020 27A, 144A(11)
11.588% 10/20/34 Ba3 737,312
1,000 Neuberger Berman Loan Advisers CLO 28 Ltd, (TSFR3M
reference rate + 5.862% spread), 2018 28A, 144A(11)
11.188% 4/20/30 BB- 920,988
2,875 Neuberger Berman Loan Advisers CLO 48 Ltd, (TSFR3M
reference rate + 3.200% spread), 2022 48A, 144A(11)
8.551% 4/25/36 BBB- 2,770,876
2,500 Rockford Tower CLO 2017-3 Ltd, (3-Month LIBOR
reference rate + 6.012% spread), 2017 3A, 144A(11)
6.813% 10/20/30 Ba3 2,208,057
Total Asset-Backed Securities
(cost $18,585,705) 17,469,677
Shares Description (1) Value
X – WARRANTS - 0 .9% ( 0 .6 % of Total Investments)
X 11,628,446
Energy Equipment & Services - 0.9% (0.6% of Total Investments)
85,148 Quarternorth Energy Holding Inc $ 9,579,150
64,966 Quarternorth Energy Holding Inc 757,958
125,120 Quarternorth Energy Holding Inc 625,600
Total Energy Equipment & Services 10,962,708
Entertainment - 0.0% (0.0% of Total Investments)
511,666 Cineworld Warrant –
Total Entertainment –
Marine Transportation - 0.0% (0.0% of Total Investments)
2,411 ACBL HLDG CORP 96,440
8,970 ACBL HLDG CORP 197,340
6,822 ACBL HLDG CORP 341,100
20,184 American Commercial Barge Line LLC (9) 5,046
15,348 American Commercial Barge Line LLC (9) 5,372
Total Marine Transportation 645,298

Nuveen Floating Rate Income Fund
(continued)
Portfolio of Investments
July 31, 2023

JFR
A
Shares Description (1) Value
Oil, Gas & Consumable Fuels - 0.0% (0.0% of Total Investments)
1,129 California Resources Corp $ 20,435
Total Oil, Gas & Consumable Fuels 20,435
Wireless Telecommunication Services - 0.0% (0.0% of Total Investments)
7 Intelsat SA/Luxembourg 5
Total Wireless Telecommunication Services 5
Total Warrants
(cost $2,444,935) 11,628,446
Shares Description (1) Coupon Ratings (4) Value
X – CONVERTIBLE PREFERRED SECURITIES - 0 .1% ( 0 .0 % of Total Investments)
X 633,814
Marine Transportation - 0.1% (0.0% of Total Investments)
9,712 ACBL HLDG CORP 0.000% N/R $ 485,600
6,737 ACBL HLDG CORP 0.000% N/R 148,214
Total Marine Transportation 633,814
Total Convertible Preferred Securities
(cost $471,378) 633,814
Total Long-Term Investments
(cost $2,047,977,718) 1,960,529,220
Shares Description (1) Coupon Value
SHORT-TERM INVESTMENTS -  2.8% (1.7% of Total Investments)
– INVESTMENT COMPANIES - 2 .8% ( 1 .7 % of Total Investments)
X 34,785,932
34,785,932 BlackRock Liquidity Funds T-Fund 5.222%(12) $ 34,785,932
Total Investment Companies
(cost $34,785,932) 34,785,932
Total Short-Term Investments
(cost $34,785,932) 34,785,932
Total Investments
(cost $ 2,082,763,650 ) - 162 .9% 1,995,315,152
Borrowings - (39.0)% (13),(14) (477,200,000)
TFP Shares, Net - (23.2)%(15) (283,545,899)
Other Assets & Liabilities, Net -   (0.7)% (10,017,691)
Net Assets Applicable to Common Shares - 100% $ 1,224,551,562
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2) Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate (Reference
Rate) plus an assigned fixed rate (Spread). These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank
Offered Rate ("LIBOR"), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.
(3) Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.
(4) For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors
Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(5) Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(6) Investment, or portion of investment, represents an outstanding unfunded senior loan commitment.
(7) Principal Amount (000) rounds to less than $1,000.
(8) Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.
(9) For fair value measurement disclosure purposes, investment classified as Level 3.

(10) Energy Harbor Corp (ENGH) common stock received as part of the bankruptcy settlements during February 2020 for Bruce Mansfield Unit 1
2007 Pass-Through Trust. Various funds and accounts managed by Nuveen, including the Fund, collectively are a substantial minority holder of ENGH’s outstanding shares of common stock, and possess certain other rights with respect to the corporate governance of ENGH. Due to these facts, under the federal securities laws, the securities of ENGH held by Nuveen funds and accounts, including the Fund, cannot be sold except under limited conditions (which are not  currently satisfied). The Fund is therefore unable to sell such shares in ordinary secondary market transactions at this time. On March 6, 2023 Vistra Corp. (“Vistra”) announced that it has executed a definitive agreement with Energy
Harbor Corp., pursuant to which Energy Harbor will merge with and into a newly-formed subsidiary of Vistra.  The companies anticipate closing the transaction in the second half of 2023.  In connection with the transaction, Nuveen funds and accounts expect to receive a combination of cash and shares in a newly formed entity. Nuveen expects these shares to be issued in a private transaction and may have reduced secondary market liquidity.  The transaction is subject to certain regulatory approvals and there can be no assurance that the transaction will close.
(11) Variable rate security. The rate shown is the coupon as of the end of the reporting period.
(12) The rate shown is the annualized seven-day subsidized yield as of end of the reporting period.
(13) Borrowings as a percentage of Total Investments is 23.9%.
(14) The Fund segregates 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings.
(15) TFP Shares, Net as a percentage of Total Investments is 14.2%.
144A Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
CME Chicago Mercantile Exchange
DD1 Portion of investment purchased on a delayed delivery basis.
LIBOR London Inter-Bank Offered Rate
N/A Not Applicable.
PIK Payment-in-kind (“PIK”) security.  Depending on the terms of the security, income may be received in the form of cash, securities, or a combination of both.  The PIK rate shown, where applicable, represents the annualized rate of the last PIK payment made by the issuer as of the end of the reporting period.
REIT Real Estate Investment Trust
SOFR
180A 180 Day Average Secured Overnight Financing Rate
SOFR
30A 30 Day Average Secured Overnight Financing Rate
SOFR
90A 90 Day Average Secured Overnight Financing Rate
TBD Senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final coupon rate and maturity date.
TSFR
1M CME Term SOFR 1 Month
TSFR
3M CME Term SOFR 3 Month
WI/DD Purchased on a when-issued or delayed delivery basis.
See Notes to Financial Statements

Nuveen Credit Strategies Income Fund
Portfolio of Investments July 31, 2023
JQC
Principal
Amount (000) Description (1) Coupon (2)
Reference
Rate (2) Spread (2) Maturity (3) Ratings (4) Value
LONG-TERM INVESTMENTS - 159.7%   (97.5% of Total Investments)
X – VARIABLE RATE SENIOR LOAN INTERESTS - 134.5% (82.1% of Total Investments) (2)
X 1,062,820,900
Aerospace & Defense - 1.5% (0.9% of Total Investments)
$ 1,950 TransDigm, Inc., Term Loan H 8.492% SOFR90A 3.250% 2/22/27 Ba3 $ 1,955,915
10,185 TransDigm, Inc., Term Loan I 8.492% SOFR90A 3.250% 8/24/28 Ba3 10,206,369
Total Aerospace & Defense 12,162,284
Automobile Components - 0.7% (0.4% of Total Investments)
3,937 Clarios Global LP, Term Loan 9.069% TSFR1M 3.750% 4/20/30 B+ 3,941,517
458 DexKo Global Inc., Term
Loan B
9.253% SOFR90A 3.750% 10/04/28 B2 443,883
1,000 Phinia Inc, Term Loan B 9.419% TSFR1M 4.000% 7/03/28 BB+ 1,002,500
Total Automobile Components 5,387,900
Beverages - 1.2% (0.7% of Total Investments)
2,834 City Brewing Company, LLC,
Term Loan
9.070% TSFR3M 3.500% 4/05/28 CCC 1,840,138
4,851 Sunshine Investments B.V.,
Term Loan
9.336% SOFR90A 4.250% 5/05/29 B+ 4,853,657
2,826 Triton Water Holdings, Inc,
Term Loan
8.753% SOFR90A 3.250% 3/31/28 B 2,738,961
Total Beverages 9,432,756
Broadline Retail - 0.1% (0.0% of Total Investments)
328 Belk, Inc., Term Loan 12.976% 3-Month LIBOR 7.500% 7/31/25 CCC 282,029
1,594 Belk, Inc., Term Loan , (cash
15.299%, PIK 8.000%)
15.299% 3-Month LIBOR 10.000% 7/31/25 C 197,242
Total Broadline Retail 479,271
Building Products - 1.9% (1.2% of Total Investments)
5,186 Chamberlain Group Inc,
Term Loan B
8.669% SOFR30A 3.250% 10/22/28 B 5,118,684
557 Cornerstone Building
Brands, Inc., Term Loan B
8.572% TSFR1M 3.250% 4/12/28 B 540,313
8,678 Quikrete Holdings, Inc., Term
Loan, First Lien
8.058% TSFR1M 2.625% 1/31/27 Ba2 8,685,232
984 Standard Industries Inc.,
Term Loan B
7.906% TSFR1M 2.500% 9/22/28 BBB- 987,475
Total Building Products 15,331,704
Capital Markets - 0.3% (0.2% of Total Investments)
1,963 Motion Finco Sarl, Term Loan
B1
8.788% 3-Month LIBOR 3.250% 11/04/26 B 1,958,851
Total Capital Markets 1,958,851
Chemicals - 3.2% (2.0% of Total Investments)
2,906 Axalta Coating Systems
Dutch Holding B B.V, Term
Loan B
8.242% SOFR90A 3.000% 12/08/29 BBB- 2,917,222
4,301 Discovery Purchaser
Corporation, Term Loan
9.617% SOFR90A 4.375% 8/03/29 B- 4,207,113
1,372 H.B. Fuller Company, Term
Loan B
7.819% TSFR1M 2.500% 2/08/30 BBB- 1,377,426
1,120 INEOS Quattro Holdings UK
Ltd, Term Loan
9.169% TSFR1M 3.750% 3/03/30 BB 1,113,000
1,694 INEOS Styrolution US
Holding LLC, Term Loan B
8.183% TSFR1M 2.750% 1/29/26 BB+ 1,683,605

Principal
Amount (000) Description (1) Coupon (2)
Reference
Rate (2) Spread (2) Maturity (3) Ratings (4) Value
Chemicals (continued)
$ 2,890 Ineos US Finance LLC, Term
Loan B
8.805% TSFR1M 3.500% 2/09/30 BB $ 2,863,817
454 Kraton Corporation, Term
Loan
8.766% SOFR90A 3.250% 3/15/29 BB 454,627
1,238 Lonza Group AG, Term Loan
B
9.267% SOFR90A 3.925% 7/03/28 B2 1,065,692
3,378 Nouryon Finance B.V., Term
Loan B
9.318% SOFR90A 4.000% 4/03/28 BB- 3,373,133
498 PQ Corporation, Term Loan
B
7.969% TSFR3M 2.500% 6/09/28 BB- 496,422
485 Starfruit Finco B.V, Term Loan 9.347% TSFR3M 4.000% 3/03/28 BB- 483,181
5,490 Trinseo Materials Operating
S.C.A., Term Loan
7.538% 1-Month LIBOR 2.000% 9/09/24 Ba3 5,388,527
Total Chemicals 25,423,765
Commercial Services & Supplies - 3.8% (2.3% of Total Investments)
2,500 Amentum Government
Services Holdings LLC, Term
Loan
9.222% SOFR30A 4.000% 2/07/29 B 2,424,758
1,140 Anticimex International AB,
Term Loan B1
8.517% SOFR90A + 3
Month LIBOR
3.467% 11/16/28 B 1,130,594
2,205 Covanta Holding
Corporation, Term Loan B
7.819% TSFR1M 2.500% 11/30/28 BB 2,203,928
167 Covanta Holding
Corporation, Term Loan C
7.819% TSFR1M 2.500% 11/30/28 BB 167,178
8,712 Garda World Security
Corporation, Term Loan B
9.641% TSFR1M 4.250% 10/30/26 BB 8,715,866
2,044 GFL Environmental Inc.,
Term Loan
8.305% TSFR1M 3.000% 5/31/27 BB- 2,049,888
1,440 National Intergovernmental
Purchasing Alliance Co,Term
Loan , (WI/DD)
TBD TBD TBD TBD B2 1,442,241
135 National Intergovernmental
Purchasing Alliance Co,Term
Loan , (WI/DD)
TBD TBD TBD TBD B2 135,483
3,905 Prime Security Services
Borrower, LLC, Term Loan
7.977% TSFR1M +
1Month LIBOR
2.750% 9/23/26 BB 3,905,423
3,434 Vertical US Newco Inc, Term
Loan B , (DD1)
9.381% 6-Month LIBOR 3.500% 7/31/27 B+ 3,425,107
2,179 West Corporation, Term
Loan B3
9.569% TSFR1M 4.000% 4/10/27 B1 2,090,512
2,470 WIN Waste Innovations
Holdings, Inc., Term Loan B
, (DD1)
8.183% TSFR1M 2.750% 3/25/28 B3 2,197,611
Total Commercial Services & Supplies 29,888,589
Communications Equipment - 1.3% (0.8% of Total Investments)
3,377 CommScope, Inc., Term
Loan B
8.683% TSFR1M 3.250% 4/04/26 B1 3,153,768
3,760 Delta TopCo, Inc., Term
Loan B
9.069% SOFR180A 3.750% 12/01/27 B2 3,679,867
1,151 EOS Finco Sarl, Term Loan 11.268% SOFR90A 6.000% 8/03/29 B 1,137,857
440 MLN US HoldCo LLC, Term
Loan B2
12.110% TSFR3M 6.700% 10/18/27 N/R 164,271
975 MLN US HoldCo LLC, Term
Loan, First Lien
9.838% SOFR90A 4.500% 11/30/25 CC 153,545
1,621 Riverbed Technology, Inc.,
Term Loan
8.220% 3 + 12 Month
LIBOR
4.667% 7/01/28 N/R 980,959
1,238 ViaSat, Inc., Term Loan 9.819% TSFR1M 4.500% 3/04/29 BB+ 1,194,831
Total Communications Equipment 10,465,098

Nuveen Credit Strategies Income Fund
(continued)
Portfolio of Investments
July 31, 2023

JQC
Principal
Amount (000) Description (1) Coupon (2)
Reference
Rate (2) Spread (2) Maturity (3) Ratings (4) Value
Construction & Engineering - 0.5% (0.3% of Total Investments)
$ 411 Aegion Corporation, Term
Loan
10.183% TSFR1M 4.750% 5/17/28 B2 $ 405,277
2,149 Centuri Group, Inc, Term
Loan B
8.842% TSFR1M 2.000% 8/27/28 Ba2 2,148,230
1,428 Osmose Utilities Services,
Inc., Term Loan
8.683% TSFR1M 3.250% 6/22/28 B 1,417,425
Total Construction & Engineering 3,970,932
Consumer Finance - 0.4% (0.2% of Total Investments)
3,134 Fleetcor Technologies
Operating Company, LLC,
Term Loan B4
7.169% TSFR1M 1.750% 4/30/28 BB+ 3,121,985
Total Consumer Finance 3,121,985
Consumer Staples Distribution & Retail - 0.4% (0.3% of Total Investments)
1,496 Cardenas Markets, Inc., Term
Loan
12.092% SOFR90A 6.750% 8/01/29 B 1,491,742
1,960 US Foods, Inc., Term Loan B 8.183% TSFR1M 2.750% 11/22/28 BB+ 1,964,466
Total Consumer Staples Distribution & Retail 3,456,208
Containers & Packaging - 2.3% (1.4% of Total Investments)
216 Berry Global, Inc., Term
Loan Z
7.293% TSFR3M 1.750% 7/01/26 BBB- 216,546
3,794 Clydesdale Acquisition
Holdings Inc, Term Loan B
9.594% SOFR30A 4.175% 3/30/29 B 3,764,948
1,259 Klockner-Pentaplast of
America, Inc., Term Loan B
10.104% SOFR180A 4.725% 2/09/26 B- 1,196,542
2,818 LABL, Inc., Term Loan, First
Lien , (DD1)
10.419% TSFR1M 5.100% 10/29/28 B2 2,807,817
2,088 Reynolds Group Holdings
Inc. , Term Loan B
8.683% TSFR1M 3.250% 9/24/28 B+ 2,086,769
2,930 Reynolds Group Holdings
Inc. , Term Loan B2
8.683% TSFR1M 3.250% 2/05/26 B+ 2,930,794
4,925 TricorBraun Holdings, Inc.,
Term Loan
8.683% TSFR1M 3.250% 3/03/28 B2 4,870,595
Total Containers & Packaging 17,874,011
Diversified Consumer Services - 0.4% (0.2% of Total Investments)
3,772 Spin Holdco Inc., Term Loan
, (DD1)
9.230% 3-Month LIBOR 4.000% 3/04/28 B- 3,214,715
Total Diversified Consumer Services 3,214,715
Diversified Financial Services - 0.1% (0.0% of Total Investments)
3,111 Ditech Holding Corporation,
Term Loan (5)
0.000% N/A N/A 12/19/22 N/R 342,226
Total Diversified Financial Services 342,226
Diversified Telecommunication Services - 3.4% (2.1% of Total Investments)
1,287 Altice France S.A., Term Loan
B12
9.257% 3-Month LIBOR 3.688% 1/31/26 B2 1,148,043
11,476 Altice France S.A., Term Loan
B13
9.321% 3-Month LIBOR 4.000% 8/14/26 B2 10,219,732
56 CenturyLink, Inc., Term Loan
B
7.683% TSFR1M 2.250% 3/15/27 BB 39,603
1,180 Cincinnati Bell, Inc., Term
Loan B2
8.669% SOFR30A 3.250% 11/23/28 BB- 1,128,964
558 Cyxtera DC Holdings, Inc.,
Term Loan
13.760% SOFR30A 8.500% 12/07/23 N/R 557,963
1,672 Cyxtera DC Holdings, Inc.,
Term Loan B (5)
0.000% N/A N/A 5/01/24 N/R 921,874

Principal
Amount (000) Description (1) Coupon (2)
Reference
Rate (2) Spread (2) Maturity (3) Ratings (4) Value
Diversified Telecommunication Services (continued)
$ 1,999 Dawn Acquisitions LLC,Term
Loan , (WI/DD)
TBD TBD TBD TBD Caa1 $ 1,534,628
3,498 Eagle Broadband
Investments LLC, Term Loan
8.503% SOFR90A 3.000% 11/12/27 B+ 3,399,818
5,547 Frontier Communications
Corp., Term Loan B
9.183% TSFR1M 3.750% 10/08/27 BB+ 5,290,574
940 Level 3 Financing Inc., Term
Loan B
7.183% TSFR1M 1.750% 3/01/27 Ba2 886,537
974 Numericable Group SA,
Term Loan B11
8.381% 3-Month LIBOR 2.750% 7/31/25 B2 929,769
1,490 Zayo Group Holdings, Inc.,
Term Loan
8.433% TSFR1M 3.000% 3/09/27 B- 1,142,592
Total Diversified Telecommunication Services 27,200,097
Electric Utilities - 1.7% (1.0% of Total Investments)
7,331 Talen Energy Supply, LLC,
Term Loan B
9.590% 1-Month LIBOR 3.750% 5/27/30 BB+ 7,330,854
5,940 Talen Energy Supply, LLC,
Term Loan B
9.590% 1-Month LIBOR 3.750% 5/27/30 BB+ 5,940,520
Total Electric Utilities 13,271,374
Electronic Equipment, Instruments & Components - 0.6% (0.4% of Total Investments)
2,177 II-VI Incorporated, Term
Loan B
8.183% SOFR30A 2.750% 7/01/29 BBB- 2,179,225
2,371 Ingram Micro Inc., Term
Loan B
9.038% 3-Month LIBOR 3.500% 7/02/28 BB+ 2,368,374
Total Electronic Equipment, Instruments & Components 4,547,599
Entertainment - 1.1% (0.6% of Total Investments)
1,896 AMC Entertainment
Holdings, Inc. , Term Loan B
8.202% 1-Month LIBOR 3.000% 4/22/26 B- 1,483,844
7,729 Crown Finance US, Inc., Term
Loan (5)
0.000% N/A N/A 2/28/25 N/R 2,022,386
2,552 Diamond Sports Group, LLC,
Term Loan, Second Lien (5)
8.314% SOFR90A 3.250% 8/24/26 N/R 78,847
965 Lions Gate Capital Holdings
LLC, Term Loan B
7.669% TSFR1M 2.250% 3/24/25 Ba2 964,555
3,809 Springer Nature
Deutschland GmbH, Term
Loan B18
8.503% SOFR90A 3.000% 8/14/26 BB+ 3,811,973
11 Univision Communications
Inc., Term Loan C5
8.183% 1-Month LIBOR 2.750% 3/15/24 B+ 11,645
Total Entertainment 8,373,250
Financial Services - 1.2% (0.7% of Total Investments)
2,114 Avolon TLB Borrower 1 (US)
LLC, Term Loan B4
6.855% SOFR30A 1.500% 2/12/27 Baa2 2,103,911
4,883 Avolon TLB Borrower 1 (US)
LLC, Term Loan B6
7.755% SOFR30A 2.500% 6/22/28 Baa2 4,890,469
2,689 Trans Union, LLC, Term Loan
B6
7.683% TSFR1M 2.250% 12/01/28 BBB- 2,690,133
Total Financial Services 9,684,513

Nuveen Credit Strategies Income Fund
(continued)
Portfolio of Investments
July 31, 2023

JQC
Principal
Amount (000) Description (1) Coupon (2)
Reference
Rate (2) Spread (2) Maturity (3) Ratings (4) Value
Food Products - 1.0% (0.6% of Total Investments)
$ 2,533 8th Avenue Food &
Provisions, Inc., Term Loan,
First Lien
9.183% TSFR1M 3.750% 10/01/25 CCC+ $ 2,356,080
1,728 CHG PPC Parent LLC, Term
Loan
8.433% TSFR1M 3.000% 12/08/28 B1 1,710,787
1,940 Froneri International Ltd.,
Term Loan
7.669% TSFR1M 2.250% 1/31/27 BB- 1,934,384
1,608 Sycamore Buyer LLC, Term
Loan B
7.682% SOFR30A 2.250% 7/22/29 BB+ 1,573,281
Total Food Products 7,574,532
Ground Transportation - 1.8% (1.1% of Total Investments)
4,827 Hertz Corporation, (The),
Term Loan B , (DD1)
8.683% TSFR1M 3.250% 6/30/28 BB+ 4,830,254
928 Hertz Corporation, (The),
Term Loan C , (DD1)
8.683% TSFR1M 3.250% 6/30/28 BB+ 928,484
8,756 Uber Technologies, Inc.,
Term Loan B
8.007% SOFR90A +
TSFR3M
2.750% 3/03/30 Ba2 8,771,060
Total Ground Transportation 14,529,798
Health Care Equipment & Supplies - 6.6% (4.0% of Total Investments)
14,758 Bausch & Lomb, Inc., Term
Loan
8.592% SOFR90A 3.250% 5/05/27 BB- 14,455,872
2,113 Carestream Health, Inc.,
Term Loan
12.842% SOFR90A 7.500% 9/30/27 B- 1,593,954
4,631 CNT Holdings I Corp, Term
Loan
8.800% SOFR90A 3.500% 11/08/27 B 4,626,332
1,224 Embecta Corp, Term Loan B 8.337% SOFR180A 3.000% 1/27/29 Ba3 1,218,116
1,318 ICU Medical, Inc., Term Loan
B
7.892% SOFR90A 2.500% 12/14/28 BBB- 1,320,099
21,626 Medline Borrower, LP, Term
Loan B
8.683% TSFR1M 3.250% 10/21/28 BB- 21,433,027
7,396 Viant Medical Holdings, Inc.,
Term Loan, First Lien
9.183% 1-Month LIBOR 3.750% 7/02/25 B3 7,239,930
Total Health Care Equipment & Supplies 51,887,330
Health Care Providers & Services - 9.5% (5.8% of Total Investments)
4,913 AHP Health Partners, Inc.,
Term Loan B
8.933% TSFR1M 3.500% 8/23/28 B1 4,914,342
1,455 DaVita, Inc. , Term Loan B 7.183% TSFR1M 1.750% 8/12/26 BBB- 1,440,712
267 Element Materials
Technology Group US
Holdings Inc., Term Loan
9.592% SOFR90A 4.250% 4/12/29 B1 265,244
579 Element Materials
Technology Group US
Holdings Inc., Term Loan
9.592% SOFR90A 4.250% 4/12/29 B1 574,696
1,706 Gainwell Acquisition Corp.,
Term Loan B
9.342% SOFR90A 4.000% 10/01/27 BB- 1,680,963
2,853 Global Medical Response,
Inc., Term Loan
9.683% TSFR1M 4.250% 3/14/25 CCC+ 1,764,687
12,091 Global Medical Response,
Inc., Term Loan B
9.780% SOFR90A 4.250% 10/02/25 CCC+ 7,469,732
706 ICON Luxembourg S.A.R.L.,
Term Loan
7.753% SOFR90A 2.250% 7/01/28 BB+ 707,662
6,115 National Mentor Holdings,
Inc., Term Loan
9.130% SOFR90A +
TSFR1M
3.750% 3/02/28 B- 4,892,221
197 National Mentor Holdings,
Inc., Term Loan C
9.092% SOFR90A 3.750% 3/02/28 B- 157,190
3,317 Onex TSG Intermediate
Corp., Term Loan B
10.381% TSFR3M 4.750% 2/26/28 B 2,980,030

Principal
Amount (000) Description (1) Coupon (2)
Reference
Rate (2) Spread (2) Maturity (3) Ratings (4) Value
Health Care Providers & Services (continued)
$ 15,043 Parexel International
Corporation, Term Loan, First
Lien
8.555% TSFR1M 3.250% 11/15/28 B1 $ 14,999,491
6,002 Phoenix Guarantor Inc, Term
Loan B
8.683% TSFR1M 3.250% 3/05/26 B1 5,968,183
4,025 Phoenix Guarantor Inc, Term
Loan B3
8.933% TSFR1M 3.500% 3/05/26 B1 4,006,098
19,418 Select Medical Corporation,
Term Loan B
7.805% TSFR1M 2.500% 3/06/25 Ba2 9,706,300
11,592 Surgery Center Holdings,
Inc., Term Loan
9.119% SOFR30A 3.750% 8/31/26 B1 11,610,586
839 Team Health Holdings, Inc.,
Term Loan B
10.569% SOFR30A 5.250% 2/02/27 B- 580,037
1,596 Team Health Holdings, Inc.,
Term Loan, First Lien
8.183% 1-Month LIBOR 2.750% 2/06/24 B- 1,413,188
Total Health Care Providers & Services 75,131,362
Health Care Technology - 0.0% (0.0% of Total Investments)
13 Athenahealth, Inc., Term
Loan (6)
3.500% Unfunded 3.500% 1/27/29 B+ 12,405
103 Athenahealth, Inc., Term
Loan B
8.805% SOFR30A 3.500% 1/27/29 B+ 100,725
Total Health Care Technology 113,130
Hotels, Restaurants & Leisure - 18.6% (11.4% of Total Investments)
3,334 Alterra Mountain Company,
Term Loan
8.933% TSFR1M 3.500% 8/17/28 B+ 3,337,836
1,000 Alterra Mountain Company,
Term Loan B
9.169% TSFR1M 3.750% 5/31/30 B+ 1,000,630
1,848 Aramark Services, Inc., Term
Loan B6
7.933% TSFR1M 2.500% 6/22/30 Ba2 1,847,986
10,902 B.C. Unlimited Liability
Company, Term Loan B4
7.183% 1-Month LIBOR 1.750% 11/19/26 BB+ 10,851,902
7,785 Caesars Entertainment Corp,
Term Loan B
8.555% TSFR1M 3.250% 1/25/30 Ba3 7,800,085
2,203 Carnival Corporation, Term
Loan B
8.683% TSFR1M 3.250% 10/18/28 Ba2 2,199,852
6,707 Carnival Corporation, Term
Loan B
8.433% TSFR1M 3.000% 6/30/25 Ba2 6,710,103
3,315 Churchill Downs
Incorporated, Term Loan B1
7.419% TSFR1M 2.000% 3/17/28 BBB- 3,312,622
1,995 Cinemark USA, Inc., Term
Loan B
9.049% SOFR90A +
TSFR1M
3.750% 5/18/30 BB+ 1,993,344
6,888 ClubCorp Holdings, Inc.,
Term Loan B
8.288% 3-Month LIBOR 2.750% 9/18/24 B- 6,737,428
5,925 Crown Finance US, Inc., Term
Loan
15.224% SOFR90A +
TSFR1M
10.000% 9/09/23 N/R 5,987,944
1,848 Crown Finance US, Inc., Term
Loan (6)
2.071% 3-Month LIBOR 0.500% 8/31/23 CCC+ 483,566
11,958 Equinox Holdings, Inc., Term
Loan, First Lien
8.602% 3 + 6 Month
LIBOR
3.000% 3/08/24 Caa2 11,294,428
14,783 Fertitta Entertainment, LLC,
Term Loan B
9.319% SOFR30A 4.000% 1/27/29 B 14,649,275
3,127 GVC Holdings (Gibraltar)
Limited, Term Loan B , (DD1)
8.437% SOFR180A 3.500% 10/31/29 Ba1 3,130,173
2,948 Hilton Grand Vacations
Borrower LLC, Term Loan B
8.433% TSFR1M 3.000% 8/02/28 BBB- 2,951,641
3,231 Hilton Worldwide Finance,
LLC, Term Loan B2
7.148% TSFR1M 1.750% 6/21/26 BBB- 3,232,898
10,261 IRB Holding Corp, Term
Loan B
8.419% SOFR30A 3.000% 12/15/27 B+ 10,221,036

Nuveen Credit Strategies Income Fund
(continued)
Portfolio of Investments
July 31, 2023

JQC
Principal
Amount (000) Description (1) Coupon (2)
Reference
Rate (2) Spread (2) Maturity (3) Ratings (4) Value
Hotels, Restaurants & Leisure (continued)
$ 5,633 Life Time Fitness Inc , Term
Loan B
10.050% TSFR3M 4.750% 1/15/26 BB+ $ 5,663,989
2,302 Marriott Ownership Resorts,
Inc., Term Loan B
7.169% TSFR1M 1.750% 8/31/25 BB+ 2,300,980
279 Motion Finco Sarl, Term Loan
B2
8.788% 3-Month LIBOR 3.250% 11/04/26 B 277,852
586 NASCAR Holdings, Inc, Term
Loan B
7.933% TSFR1M 2.500% 10/18/26 BBB- 588,403
581 PCI Gaming Authority, Term
Loan
7.933% TSFR1M 2.500% 5/31/26 BBB- 582,493
1,838 Penn National Gaming, Inc.,
Term Loan B
8.169% SOFR30A 2.750% 4/20/29 BB 1,837,688
1,520 Scientific Games Holdings
LP, Term Loan B
8.768% SOFR90A 3.500% 2/04/29 BB- 1,503,008
4,703 Scientific Games
International, Inc., Term Loan
8.302% SOFR30A 3.000% 4/07/29 BBB- 4,702,124
3,930 SeaWorld Parks &
Entertainment, Inc., Term
Loan B
8.433% TSFR1M 3.000% 8/25/28 BB 3,934,421
10,349 Stars Group Holdings B.V.
(The), Term Loan
7.753% SOFR90A 2.250% 7/10/25 BBB 10,357,636
3,042 Stars Group Holdings B.V.
(The), Term Loan B
8.753% SOFR90A 3.250% 7/04/28 BBB 3,048,112
12,000 Station Casinos LLC, Term
Loan B
7.601% TSFR1M 2.250% 2/08/27 BB 11,974,844
2,216 Twin River Worldwide
Holdings, Inc., Term Loan B
8.838% SOFR90A 3.250% 10/01/28 BB+ 2,188,746
375 William Morris Endeavor
Entertainment, LLC, Term
Loan, First Lien
8.183% TSFR1M + 1
Month LIBOR
2.750% 5/16/25 B+ 375,009
Total Hotels, Restaurants & Leisure 147,078,054
Household Durables - 1.1% (0.7% of Total Investments)
7,042 AI Aqua Merger Sub, Inc.,
Term Loan B, First Lien
8.944% SOFR30A 3.750% 7/30/28 B 6,962,178
6 Serta Simmons Bedding,
LLC, Term Loan (5)
14.448% 1-Month LIBOR 9.500% 8/10/23 N/R 5,866
2,248 Weber-Stephen Products
LLC, Term Loan B
8.683% TSFR1M 3.250% 10/30/27 CCC+ 2,018,309
Total Household Durables 8,986,353
Independent Power and Renewable Electricity Producers - 0.2% (0.1% of Total Investments)
1,307 Vistra Operations Company
LLC, Term Loan B3, First Lien
7.183% TSFR1M 1.750% 12/31/25 BBB- 1,306,963
Total Independent Power and Renewable Electricity Producers 1,306,963
Insurance - 7.7% (4.7% of Total Investments)
13,443 Acrisure, LLC, Term Loan B 8.933% 1-Month LIBOR 3.500% 2/15/27 B 13,133,192
7,280 Alliant Holdings
Intermediate, LLC, Term
Loan B4
8.920% 1-Month LIBOR 3.500% 11/06/27 B 7,269,806
2,963 Alliant Holdings
Intermediate, LLC, Term
Loan B5
8.722% TSFR1M 3.500% 2/08/27 B 2,961,079
1,587 AmWINS Group, Inc., Term
Loan B
8.055% TSFR1M 2.750% 2/19/28 Ba3 1,587,357
1,629 Asurion LLC, Term Loan B4,
Second Lien
10.683% TSFR1M 5.250% 1/20/29 B 1,430,971
842 Asurion LLC, Term Loan B7 8.538% 3-Month LIBOR 3.000% 11/03/24 Ba3 841,633
1,434 Asurion LLC, Term Loan B8 8.788% 3-Month LIBOR 3.250% 12/23/26 Ba3 1,399,324
5,194 Asurion LLC, Term Loan B9 8.788% 3-Month LIBOR 3.250% 7/31/27 Ba3 4,979,061

Principal
Amount (000) Description (1) Coupon (2)
Reference
Rate (2) Spread (2) Maturity (3) Ratings (4) Value
Insurance (continued)
$ 455 Asurion LLC,Term Loan , (WI/
DD)
TBD TBD TBD TBD Ba3 $ 437,180
1,121 Broadstreet Partners, Inc.,
Term Loan B
8.433% TSFR1M 3.000% 1/27/27 B 1,116,900
1,965 Broadstreet Partners, Inc.,
Term Loan B2
8.555% TSFR1M 3.250% 1/27/27 B 1,958,859
4,475 Broadstreet Partners, Inc.,
Term Loan B3 , (DD1)
9.319% TSFR1M 4.000% 1/26/29 B 4,466,609
776 Hub International Limited,
Term Loan B
9.123% SOFR90A 4.000% 11/10/29 B 778,603
10,417 HUB International Limited,
Term Loan B
9.584% SOFR90A 4.250% 6/08/30 B 10,472,916
243 Ryan Specialty Group, LLC,
Term Loan
8.419% SOFR30A 3.000% 9/01/27 BB- 243,429
5,955 USI, Inc., Term Loan 8.992% SOFR90A 3.750% 11/16/29 B1 5,961,729
1,930 USI, Inc., Term Loan B 8.788% 3-Month LIBOR 3.250% 12/02/26 B1 1,933,941
Total Insurance 60,972,589
Interactive Media & Services - 0.7% (0.4% of Total Investments)
994 Adevinta ASA, Term Loan B 8.288% 3-Month LIBOR 2.750% 6/25/28 BBB- 996,068
9,688 Rackspace Technology
Global, Inc., Term Loan B ,
(DD1)
8.029% TSFR1M 2.750% 2/09/28 B3 4,350,899
Total Interactive Media & Services 5,346,967
IT Services - 3.0% (1.8% of Total Investments)
1,584 Ahead DB Holdings, LLC,
Term Loan B
9.092% SOFR90A 3.750% 10/16/27 B+ 1,546,603
2,471 Peraton Corp., Term Loan B 9.169% TSFR1M 3.750% 2/01/28 BB- 2,456,139
8,064 Syniverse Holdings, Inc.,
Term Loan
12.242% SOFR90A 7.000% 5/10/29 B- 7,437,404
10,775 Tempo Acquisition LLC, Term
Loan B
8.319% TSFR1M 3.000% 8/31/28 BB- 10,807,617
1,496 World Wide Technology
Holding Co. LLC, Term Loan
8.491% SOFR30A 3.250% 2/23/30 BB 1,491,575
Total IT Services 23,739,338
Leisure Products - 1.6% (1.0% of Total Investments)
7,338 Hayward Industries, Inc.,
Term Loan
8.183% TSFR1M 2.750% 5/28/28 BB 7,210,309
1,161 SRAM, LLC , Term Loan B 8.183% TSFR1M 2.750% 5/18/28 BB- 1,158,948
4,514 Topgolf Callaway Brands
Corp., Term Loan B
8.919% TSFR1M 3.500% 3/09/30 B+ 4,512,875
Total Leisure Products 12,882,132
Life Sciences Tools & Services - 0.8% (0.5% of Total Investments)
6,719 Curia Global, Inc., Term Loan 9.101% TSFR3M 3.750% 8/30/26 B3 5,867,921
176 ICON Luxembourg S.A.R.L.,
Term Loan
7.753% SOFR90A 2.250% 7/01/28 BB+ 176,569
Total Life Sciences Tools & Services 6,044,490
Machinery - 2.6% (1.6% of Total Investments)
4,987 Ali Group North America
Corporation, Term Loan B
7.433% TSFR1M 2.000% 10/13/28 Baa3 4,999,133
1,929 Alliance Laundry Systems
LLC, Term Loan B
8.849% SOFR30A+
SOFR90A
3.500% 10/08/27 B 1,928,089
1,402 Chart Industries, Inc., Term
Loan B
9.105% SOFR30A 3.750% 12/08/29 Ba3 1,405,867
1,753 Emrld Borrower LP, Term
Loan B
8.264% TSFR3M 3.000% 5/04/30 BB+ 1,756,507

Nuveen Credit Strategies Income Fund
(continued)
Portfolio of Investments
July 31, 2023

JQC
Principal
Amount (000) Description (1) Coupon (2)
Reference
Rate (2) Spread (2) Maturity (3) Ratings (4) Value
Machinery (continued)
$ 7,143 Gardner Denver, Inc., Term
Loan B2
7.169% TSFR1M 1.750% 2/28/27 BBB $ 7,151,839
978 Grinding Media Inc., Term
Loan B
9.386% SOFR90A 4.000% 10/12/28 B 961,213
1,470 Madison IAQ LLC, Term Loan 8.302% 6-Month LIBOR 3.250% 6/21/28 B2 1,444,635
620 Victory Buyer LLC, Term Loan
, (DD1)
9.258% TSFR3M 3.750% 11/18/28 B3 568,856
Total Machinery 20,216,139
Media - 12.1% (7.4% of Total Investments)
3,628 ABG Intermediate Holdings
2 LLC, Term Loan B1
8.560% 1-Month LIBOR 3.500% 12/21/28 B1 3,631,525
720 ABG Intermediate Holdings
2 LLC, Term Loan, Second
Lien
11.060% 1-Month LIBOR 6.000% 12/20/29 CCC+ 706,950
968 Altice Financing SA, Term
Loan
10.308% TSFR3M 5.000% 10/31/27 B 871,389
1,960 Cable One, Inc., Term Loan
B4
7.433% TSFR1M 2.000% 5/03/28 BB+ 1,955,100
6,311 Cengage Learning, Inc.,
Term Loan B
10.323% 3-Month LIBOR 4.750% 7/14/26 B 6,254,154
2,502 Charter Communications
Operating, LLC, Term Loan
B2
7.095% SOFR30A+
SOFR90A
1.750% 2/01/27 BBB- 2,487,235
316 Checkout Holding Corp.,
Term Loan
13.901% SOFR90A 7.500% 5/24/30 N/R 188,990
12,417 Clear Channel Outdoor
Holdings, Inc., Term Loan B
8.972% TSFR1M +
TSFR3M
3.500% 8/23/26 B1 12,059,602
3,742 Cogeco Communications
Finance (USA), LP, Term
Loan B
7.419% TSFR1M 2.000% 1/04/25 BB 3,739,945
1,543 CSC Holdings, LLC, Term
Loan
7.586% 1-Month LIBOR 2.250% 1/15/26 B 1,461,350
241 CSC Holdings, LLC, Term
Loan B1
7.586% 1-Month LIBOR 2.250% 7/17/25 B 231,221
1,147 CSC Holdings, LLC, Term
Loan B5
7.836% 1-Month LIBOR 2.500% 4/15/27 B 1,004,224
4,615 CSC Holdings, LLC, Term
Loan B6
9.722% TSFR1M 4.500% 1/18/28 B 4,255,324
7,980 DirecTV Financing, LLC, Term
Loan
10.433% TSFR1M 5.000% 8/02/27 BBB- 7,942,773
2,888 Fleet U.S. Bidco Inc., Term
Loan B
8.433% 1-Month LIBOR 3.000% 10/07/26 B+ 2,887,500
4,988 Formula One Holdings
Limited, Term Loan B
8.319% TSFR1M 3.000% 1/15/30 BB+ 4,998,599
4,280 Gray Television, Inc., Term
Loan E
7.727% TSFR1M 2.500% 1/02/26 BB+ 4,248,514
4,916 iHeartCommunications, Inc.,
Term Loan
8.305% TSFR1M 3.000% 5/01/26 BB- 4,447,995
4,949 McGraw-Hill Global
Education Holdings, LLC,
Term Loan
10.257% TSFR1M + 6
Month LIBOR
4.750% 7/30/28 BB+ 4,820,381
407 Mission Broadcasting, Inc.,
Term Loan B
7.727% TSFR1M 2.500% 6/03/28 BBB- 404,667
1,019 Nexstar Broadcasting, Inc.,
Term Loan B4
7.933% TSFR1M 2.500% 9/18/26 BBB- 1,019,985
1,975 Radiate Holdco, LLC, Term
Loan B
8.683% TSFR1M 3.250% 9/25/26 B3 1,669,684
1,403 Red Ventures, LLC, Term
Loan B
8.319% TSFR1M 3.000% 2/23/30 BB+ 1,401,585

Principal
Amount (000) Description (1) Coupon (2)
Reference
Rate (2) Spread (2) Maturity (3) Ratings (4) Value
Media (continued)
$ 8,798 Virgin Media Bristol LLC,
Term Loan N
7.836% TSFR1M 2.500% 1/31/28 BB+ $ 8,581,921
750 Virgin Media Bristol LLC,
Term Loan Y
8.311% SOFR180A 3.250% 3/06/31 BB- 738,986
13,651 Ziggo Financing Partnership,
Term Loan I
7.836% TSFR1M 2.500% 4/30/28 BB 13,306,769
Total Media 95,316,368
Metals & Mining - 0.1% (0.1% of Total Investments)
795 Arsenal AIC Parent LLC,Term
Loan , (WI/DD)
TBD TBD TBD TBD Ba3 795,413
Total Metals & Mining 795,413
Oil, Gas & Consumable Fuels - 3.9% (2.4% of Total Investments)
11,251 Buckeye Partners, L.P., Term
Loan B
7.683% TSFR1M 2.250% 11/01/26 BBB- 11,241,318
295 EG America LLC, Term Loan 9.305% TSFR1M 4.000% 2/05/25 B 294,903
3,575 EG Group Limited, Term
Loan B
9.164% SOFR90A 4.000% 2/05/25 B 3,567,818
3,463 Freeport LNG Investments,
LLLP, Term Loan A
8.588% SOFR90A 3.000% 11/16/26 N/R 3,414,510
4,497 Gulf Finance, LLC, Term Loan
, (DD1)
12.330% SOFR180A +
TSFR1M
6.750% 8/25/26 B 4,514,264
2,394 Oryx Midstream Services
Permian Basin LLC, Term
Loan
8.505% SOFR30A 3.250% 10/05/28 BB 2,398,722
1,608 QuarterNorth Energy
Holding Inc., Exit Term Loan,
Second Lien
13.433% TSFR1M 8.000% 8/27/26 B 1,605,372
2,954 TransMontaigne Operating
Company L.P., Term Loan B
8.926% SOFR30A +
TSFR1M
3.500% 11/05/28 BB- 2,939,143
1,170 Whitewater Whistler
Holdings, LLC, Term Loan B
8.492% SOFR90A 3.250% 1/25/30 BB+ 1,171,462
Total Oil, Gas & Consumable Fuels 31,147,512
Passenger Airlines - 5.2% (3.2% of Total Investments)
3,701 AAdvantage Loyalty IP Ltd.,
Term Loan
10.338% SOFR90A 4.750% 4/20/28 BB+ 3,837,984
2,703 Air Canada, Term Loan B 8.839% 3-Month LIBOR 3.500% 8/11/28 Ba2 2,707,524
7,044 American Airlines, Inc., Term
Loan B , (DD1)
8.154% SOFR180A 2.750% 2/06/28 Ba3 6,991,726
3,169 American Airlines, Inc., Term
Loan, First Lien
7.628% TSFR3M + 6
Month LIBOR
2.625% 1/29/27 BB- 3,120,936
10,313 Kestrel Bidco Inc., Term
Loan B
8.251% SOFR90A 3.000% 12/11/26 B+ 10,104,446
10,125 Mileage Plus Holdings LLC,
Term Loan B
10.764% 3-Month LIBOR 5.250% 6/20/27 Baa3 10,574,923
850 SkyMiles IP Ltd., Term Loan B 9.076% SOFR90A 3.750% 10/20/27 Baa1 884,918
3,112 United Airlines, Inc., Term
Loan B
9.292% 3-Month LIBOR 3.750% 4/21/28 Ba1 3,121,766
Total Passenger Airlines 41,344,223
Personal Care Products - 0.5% (0.3% of Total Investments)
995 Conair Holdings, LLC, Term
Loan B
9.288% 3-Month LIBOR 3.750% 5/17/28 B- 949,095
– Coty Inc., Term Loan B 7.529% TSFR1M 2.253% 4/05/25 BB 0
4 kdc/one Development
Corporation, Inc., Term Loan
B
9.183% 1-Month LIBOR 3.750% 12/21/25 N/R 4,323

Nuveen Credit Strategies Income Fund
(continued)
Portfolio of Investments
July 31, 2023

JQC
Principal
Amount (000) Description (1) Coupon (2)
Reference
Rate (2) Spread (2) Maturity (3) Ratings (4) Value
Personal Care Products (continued)
$ 2,255 Kronos Acquisition Holdings
Inc., Term Loan B
9.253% 3-Month LIBOR 3.750% 12/22/26 B2 $ 2,215,779
1,094 Kronos Acquisition Holdings
Inc., Term Loan, First Lien
11.375% SOFR90A 6.000% 12/22/26 B2 1,087,150
Total Personal Care Products 4,256,347
Pharmaceuticals - 1.8% (1.1% of Total Investments)
244 Catalent Pharma Solutions
Inc., Term Loan B3
7.406% TSFR1M 2.000% 2/22/28 BB+ 240,868
9,866 Jazz Financing Lux S.a.r.l.,
Term Loan
8.933% 1-Month LIBOR 3.500% 5/05/28 BB+ 9,866,400
– Mallinckrodt International
Finance S.A., Term Loan
10.619% SOFR30A 5.250% 9/30/27 Caa3 0
2,542 Organon & Co, Term Loan 8.257% SOFR30A 3.000% 6/02/28 BB 2,538,852
1,625 Perrigo Investments, LLC,
Term Loan B
7.669% SOFR30A 2.350% 4/05/29 BB+ 1,618,498
Total Pharmaceuticals 14,264,618
Professional Services - 1.9% (1.2% of Total Investments)
899 CHG Healthcare Services
Inc., Term Loan
8.683% TSFR1M 3.250% 9/30/28 B1 898,318
3,394 Creative Artists Agency, LLC ,
Term Loan B , (DD1)
8.819% TSFR1M 3.500% 11/16/28 B+ 3,383,274
1,167 Dun & Bradstreet
Corporation (The), Term
Loan
8.666% TSFR1M 3.250% 2/08/26 BB+ 1,168,543
1,995 Dun & Bradstreet
Corporation (The), Term
Loan , (WI/DD)
TBD TBD TBD TBD BB+ 1,995,051
1,045 Physician Partners LLC, Term
Loan
9.392% SOFR90A 4.000% 2/01/29 B 1,001,764
4,960 Trans Union, LLC, Term Loan
B5
7.169% TSFR1M 1.750% 11/13/26 BBB- 4,949,137
25 Travelport Finance
(Luxembourg) S.a.r.l., Term
Loan , (cash 7.038%, PIK
6.500%)
7.038% 3-Month LIBOR 1.500% 2/28/25 B- 25,132
1,470 Verscend Holding Corp.,
Term Loan B
9.433% TSFR1M 4.000% 8/27/25 BB- 1,470,947
Total Professional Services 14,892,166
Real Estate Management & Development - 0.4% (0.2% of Total Investments)
1,827 Cushman & Wakefield U.S.
Borrower, LLC, Term Loan
8.669% TSFR1M 3.250% 1/31/30 BB 1,771,977
1,448 Cushman & Wakefield U.S.
Borrower, LLC, Term Loan B
8.183% TSFR1M 2.750% 8/21/25 BB 1,447,181
Total Real Estate Management & Development 3,219,158
Semiconductors & Semiconductor Equipment - 0.1% (0.1% of Total Investments)
2,098 Bright Bidco B.V., Term Loan 7.023% SOFR90A + 3
Month LIBOR
6.523% 10/31/27 B- 870,490
Total Semiconductors & Semiconductor Equipment 870,490
Software - 18.1% (11.1% of Total Investments)
1,050 Apttus Corporation, Term
Loan
9.433% TSFR1M 4.000% 5/06/28 BB 1,037,259
9,576 Avaya, Inc., Term Loan 13.805% TSFR1M 8.500% 8/01/28 N/R 8,033,870
9,206 Banff Merger Sub Inc, Term
Loan
9.183% TSFR1M 3.750% 10/02/25 B2 9,194,138

Principal
Amount (000) Description (1) Coupon (2)
Reference
Rate (2) Spread (2) Maturity (3) Ratings (4) Value
Software (continued)
$ 1,000 CCC Intelligent Solutions
Inc., Term Loan B
7.683% TSFR1M 2.250% 9/21/28 B+ $ 999,150
4,647 CDK Global, Inc., Term Loan
B
9.492% SOFR90A 4.250% 6/09/29 B+ 4,654,131
2,847 Ceridian HCM Holding Inc.,
Term Loan B
7.976% 3-Month LIBOR 2.500% 4/30/25 Ba3 2,851,605
3,970 DTI Holdco, Inc., Term Loan 10.119% SOFR90A 4.750% 4/21/29 B2 3,741,725
6,443 Emerald TopCo Inc, Term
Loan
8.933% TSFR1M 3.500% 7/25/26 B2 6,231,311
10,520 Epicor Software Corporation,
Term Loan
8.683% TSFR1M 3.250% 7/31/27 B2 10,466,044
8,742 Finastra USA, Inc., Term
Loan, First Lien
9.167% 3 + 6 Month
LIBOR
3.500% 6/13/24 B 8,494,615
5,273 Greeneden U.S. Holdings II,
LLC, Term Loan B4
9.433% TSFR1M 4.000% 12/01/27 B2 5,273,894
6,913 Informatica LLC, Term Loan B 8.183% TSFR1M 2.750% 10/14/28 BB- 6,887,684
3,595 McAfee, LLC, Term Loan B 8.963% SOFR30A 3.750% 2/03/29 BB+ 3,488,774
7,979 NortonLifeLock Inc., Term
Loan B
7.419% SOFR30A 2.000% 1/28/29 BBB- 7,962,993
10,448 Open Text Corporation,
Term Loan B
8.919% TSFR1M 3.500% 8/25/29 BBB- 10,476,910
733 Project Ruby Ultimate Parent
Corp., Term Loan
8.683% TSFR1M 3.250% 3/10/28 B 724,936
1,687 Proofpoint, Inc., Term Loan,
First Lien
8.683% TSFR1M 3.250% 8/31/28 BB- 1,665,078
3,625 Quartz Acquireco LLC, Term
Loan B
8.817% SOFR30A 3.500% 4/14/30 BB+ 3,625,000
256 RealPage, Inc, Term Loan,
First Lien
8.433% TSFR1M 3.000% 4/22/28 B+ 251,613
9,862 Sophia, L.P., Term Loan B 9.038% 3-Month LIBOR 3.500% 10/07/27 B2 9,824,928
3,276 SS&C European Holdings
Sarl, Term Loan B4
7.183% TSFR1M 1.750% 4/16/25 BB+ 3,278,284
3,434 SS&C Technologies Inc.,
Term Loan B3
7.183% TSFR1M 1.750% 4/16/25 BB+ 3,436,729
8,320 Ultimate Software Group Inc
(The), Term Loan
8.618% SOFR90A 3.250% 5/03/26 B1 8,287,305
14,438 Ultimate Software Group Inc
(The), Term Loan B
9.219% TSFR3M 3.750% 5/03/26 B1 14,437,572
1,671 Vision Solutions, Inc., Term
Loan
9.863% 3-Month LIBOR 4.000% 5/28/28 B2 1,604,416
6,378 Zelis Healthcare Corporation,
Term Loan
8.933% TSFR1M 3.500% 9/30/26 B 6,381,096
Total Software 143,311,060
Specialty Retail - 4.4% (2.7% of Total Investments)
845 Academy, Ltd., Term Loan 9.115% 1 + 3 Month
LIBOR
3.750% 11/06/27 BB 850,313
2,120 Avis Budget Car Rental, LLC,
Term Loan B
7.183% TSFR1M 1.750% 8/06/27 BB+ 2,113,452
2,527 Avis Budget Car Rental, LLC,
Term Loan C
8.919% SOFR30A 3.500% 3/15/29 BB+ 2,530,890
1,460 Belron Finance US LLC, Term
Loan
8.160% TSFR3M 2.750% 4/06/29 BBB- 1,462,285
755 Driven Holdings, LLC, Term
Loan B
8.406% TSFR1M 3.000% 12/17/28 B3 743,162
3,736 Jo-Ann Stores, Inc., Term
Loan B1
10.362% SOFR90A 4.750% 6/30/28 CCC 1,912,918
3,810 LBM Acquisition LLC, Term
Loan B , (DD1)
9.169% TSFR1M 3.750% 12/18/27 B+ 3,702,705
1,067 Les Schwab Tire Centers,
Term Loan B
8.477% TSFR1M 3.250% 11/02/27 B 1,065,220

Nuveen Credit Strategies Income Fund
(continued)
Portfolio of Investments
July 31, 2023

JQC
Principal
Amount (000) Description (1) Coupon (2)
Reference
Rate (2) Spread (2) Maturity (3) Ratings (4) Value
Specialty Retail (continued)
$ 16,033 PetSmart, Inc., Term Loan B 9.169% TSFR1M 3.750% 2/12/28 BB $ 16,047,069
3,540 Restoration Hardware, Inc.,
Term Loan B
7.933% SOFR30A 2.500% 10/15/28 BB- 3,445,460
754 SRS Distribution Inc., Term
Loan
8.919% TSFR1M 3.500% 6/04/28 B- 744,577
Total Specialty Retail 34,618,051
Textiles, Apparel & Luxury Goods - 0.4% (0.3% of Total Investments)
2,995 Birkenstock GmbH & Co. KG,
Term Loan B
8.593% TSFR3M 3.250% 4/28/28 BB+ 2,997,114
634 New Trojan Parent, Inc., Term
Loan, First Lien
8.543% SOFR30A +
TSFR1M
3.250% 1/06/28 CCC+ 359,917
Total Textiles, Apparel & Luxury Goods 3,357,031
Trading Companies & Distributors - 2.4% (1.5% of Total Investments)
12,553 Core & Main LP, Term Loan B 7.803% SOFR30A+
SOFR90A
2.500% 6/10/28 B+ 12,539,374
1,466 Resideo Funding Inc., Term
Loan
7.579% SOFR30A + 3
Month LIBOR
2.250% 2/12/28 BBB- 1,464,425
9 Univar Solutions USA Inc.,
Term Loan B6
7.288% 3-Month LIBOR 1.750% 6/03/28 BBB- 8,456
5,165 Windsor Holdings III LLC,
Term Loan , (WI/DD)
TBD TBD TBD TBD BB+ 5,156,400
Total Trading Companies & Distributors 19,168,655
Transportation Infrastructure - 0.9% (0.5% of Total Investments)
2,189 Brown Group Holding, LLC,
Term Loan B
7.805% TSFR1M 2.500% 4/22/28 B+ 2,173,316
1,787 Brown Group Holding, LLC,
Term Loan B2
9.067% SOFR30A+
SOFR90A+
TSFR3M
3.750% 6/09/29 B+ 1,786,688
2,992 KKR Apple Bidco, LLC, Term
Loan
8.183% TSFR1M 2.750% 9/23/28 B 2,974,241
Total Transportation Infrastructure 6,934,245
Wireless Telecommunication Services - 1.0% (0.6% of Total Investments)
1,263 GOGO Intermediate
Holdings LLC, Term Loan B
9.183% TSFR1M 3.750% 4/30/28 B+ 1,266,129
6,668 Intelsat Jackson Holdings
S.A., Term Loan B (5)
9.443% SOFR90A 4.250% 1/27/29 BB+ 6,663,129
Total Wireless Telecommunication Services 7,929,258
Total Variable Rate Senior Loan Interests
(cost $1,095,684,833) 1,062,820,900
Principal
Amount (000) Description (1) Coupon Maturity Ratings (4) Value
X – CORPORATE BONDS - 23.0% (14.0% of Total Investments)
X 181,520,839
Aerospace & Defense - 0.3% (0.2% of Total Investments)
$ 2,963 TransDigm Inc (7) 4.625% 1/15/29 B- $ 2,644,477
Total Aerospace & Defense 2,644,477
Automobile Components - 0.4% (0.2% of Total Investments)
2,699 Clarios Global LP / Clarios US Finance Co, 144A (7) 6.250% 5/15/26 B+ 2,696,996
Total Automobile Components 2,696,996
Capital Markets - 0.1% (0.1% of Total Investments)
1,000 LPL Holdings Inc, 144A (7) 4.625% 11/15/27 BBB- 942,411
Total Capital Markets 942,411

Principal
Amount (000)   Description (1) Coupon Maturity Ratings (4) Value
Chemicals - 0.3% (0.2% of Total Investments)
$ 2,690 Trinseo Materials Operating SCA / Trinseo Materials
Finance Inc, 144A (7)
5.375% 9/01/25 B3 $ 2,445,279
Total Chemicals 2,445,279
Commercial Services & Supplies - 1.0% (0.6% of Total Investments)
1,200 GFL Environmental Inc, 144A (7) 5.125% 12/15/26 BB- 1,167,019
2,650 Prime Security Services Borrower LLC / Prime Finance
Inc, 144A (7)
6.250% 1/15/28 B 2,494,791
2,316 Prime Security Services Borrower LLC / Prime Finance
Inc, 144A (7)
5.750% 4/15/26 BB 2,270,638
2,500 Prime Security Services Borrower LLC / Prime Finance
Inc, 144A (7)
3.375% 8/31/27 BB 2,206,868
Total Commercial Services & Supplies 8,139,316
Communications Equipment - 0.9% (0.6% of Total Investments)
1,975 Commscope Inc, 144A (7) 4.750% 9/01/29 B1 1,521,514
1,607 Commscope Inc, 144A (7) 8.250% 3/01/27 CCC+ 1,216,539
6,750 CommScope Technologies LLC, 144A (7) 5.000% 3/15/27 CCC+ 4,502,203
Total Communications Equipment 7,240,256
Consumer Staples Distribution & Retail - 0.5% (0.3% of Total Investments)
4,000 Albertsons Cos Inc / Safeway Inc / New Albertsons LP /
Albertsons LLC, 144A (7)
4.625% 1/15/27 BB 3,790,593
Total Consumer Staples Distribution & Retail 3,790,593
Containers & Packaging - 0.1% (0.1% of Total Investments)
1,190 Pactiv Evergreen Group Issuer Inc/Pactiv Evergreen
Group Issuer LLC, 144A (7)
4.375% 9/30/28 B+ 1,051,952
Total Containers & Packaging 1,051,952
Diversified Telecommunication Services - 1.3% (0.8% of Total Investments)
1,978 Frontier Communications Holdings LLC, 144A (7) 6.000% 1/15/30 BB- 1,436,789
2,000 Frontier Communications Holdings LLC (7) 5.875% 11/01/29 CCC+ 1,466,452
6,313 Frontier Communications Holdings LLC, 144A (7) 5.875% 10/15/27 BB+ 5,782,252
1,290 Level 3 Financing Inc, 144A (7) 10.500% 5/15/30 Ba2 1,336,266
Total Diversified Telecommunication Services 10,021,759
Electric Utilities - 0.6% (0.4% of Total Investments)
3,750 Bruce Mansfield Unit 1 2007 Pass Through Trust (5) 6.850% 6/01/34 N/R 37
1,940 Pacific Gas and Electric Co (7) 4.550% 7/01/30 BBB 1,762,133
3,318 PG&E Corp (7) 5.000% 7/01/28 BB+ 3,069,605
Total Electric Utilities 4,831,775
Energy Equipment & Services - 1.0% (0.6% of Total Investments)
2,500 Shelf Drilling Holdings Ltd, 144A (7) 8.250% 2/15/25 CCC+ 2,387,500
2,200 Shelf Drilling Holdings Ltd, 144A (7) 8.875% 11/15/24 B1 2,205,500
1,500 Transocean Inc, 144A 11.500% 1/30/27 CCC+ 1,572,926
1,500 Weatherford International Ltd, 144A (7) 8.625% 4/30/30 B 1,537,316
Total Energy Equipment & Services 7,703,242
Entertainment - 0.9% (0.6% of Total Investments)
10,390 AMC Entertainment Holdings Inc, 144A , (cash 10.000%,
PIK 12.000%) (7)
10.000% 6/15/26 CCC- 7,117,150
4,040 Diamond Sports Group LLC / Diamond Sports Finance
Co, 144A (5)
5.375% 8/15/26 N/R 126,250
5,750 Diamond Sports Group LLC / Diamond Sports Finance
Co, 144A (5)
6.625% 8/15/27 N/R 134,595
Total Entertainment 7,377,995

Nuveen Credit Strategies Income Fund
(continued)
Portfolio of Investments
July 31, 2023

JQC
Principal
Amount (000)   Description (1) Coupon Maturity Ratings (4) Value
Health Care Equipment & Supplies - 0.2% (0.1% of Total Investments)
$ 1,975 Mozart Debt Merger Sub Inc, 144A (7) 3.875% 4/01/29 BB- $ 1,729,453
Total Health Care Equipment & Supplies 1,729,453
Health Care Providers & Services - 1.2% (0.7% of Total Investments)
3,210 Select Medical Corp, 144A (7) 6.250% 8/15/26 B- 3,182,646
5,500 Tenet Healthcare Corp (7) 6.125% 10/01/28 B+ 5,239,245
1,201 Tenet Healthcare Corp (7) 4.875% 1/01/26 BB- 1,162,388
Total Health Care Providers & Services 9,584,279
Hotels, Restaurants & Leisure - 1.6% (1.0% of Total Investments)
5,692 1011778 BC ULC / New Red Finance Inc, 144A (7) 4.000% 10/15/30 B+ 4,891,433
1,193 1011778 BC ULC / New Red Finance Inc, 144A (7) 3.500% 2/15/29 BB+ 1,048,369
1,623 Caesars Entertainment Inc, 144A (7) 6.250% 7/01/25 Ba3 1,614,163
1,850 Carnival Corp, 144A (7) 10.500% 2/01/26 BB- 1,950,113
1,895 Carnival Holdings Bermuda Ltd, 144A (7) 10.375% 5/01/28 B+ 2,067,727
1,201 Life Time Inc, 144A (7) 5.750% 1/15/26 BB+ 1,177,317
Total Hotels, Restaurants & Leisure 12,749,122
Insurance - 0.2% (0.1% of Total Investments)
625 Alliant Holdings Intermediate LLC / Alliant Holdings Co-
Issuer, 144A (7)
4.250% 10/15/27 B 570,312
1,175 Alliant Holdings Intermediate LLC / Alliant Holdings Co-
Issuer, 144A (7)
6.750% 4/15/28 B 1,169,044
Total Insurance 1,739,356
Interactive Media & Services - 0.3% (0.1% of Total Investments)
4,391 Rackspace Technology Global Inc, 144A (7) 3.500% 2/15/28 B3 1,964,055
Total Interactive Media & Services 1,964,055
Internet Software & Services - 0.1% (0.1% of Total Investments)
3,344 Rackspace Technology Global Inc, 144A 5.375% 12/01/28 CCC- 925,937
Total Internet Software & Services 925,937
IT Services - 0.2% (0.1% of Total Investments)
1,500 SABRE GLBL INC, 144A 7.375% 9/01/25 B- 1,353,750
Total IT Services 1,353,750
Media - 3.3% (2.0% of Total Investments)
7,000 Charter Communications Operating LLC / Charter
Communications Operating Capital (7)
3.500% 3/01/42 BBB- 4,655,637
3,000 Clear Channel Outdoor Holdings Inc, 144A (7) 5.125% 8/15/27 B1 2,754,754
8,521 CSC Holdings LLC, 144A (7) 3.375% 2/15/31 B 5,902,412
5,000 Directv Financing LLC / Directv Financing Co-Obligor
Inc, 144A (7)
5.875% 8/15/27 BBB- 4,513,619
18 iHeartCommunications Inc 6.375% 5/01/26 BB- 15,373
2,799 McGraw-Hill Education Inc, 144A (7) 5.750% 8/01/28 BB+ 2,457,522
6,006 VZ Secured Financing BV, 144A (7) 5.000% 1/15/32 BB 4,880,610
1,305 Ziggo Bond Co BV, 144A (7) 6.000% 1/15/27 B- 1,214,041
Total Media 26,393,968
Metals & Mining - 0.3% (0.2% of Total Investments)
2,120 First Quantum Minerals Ltd, 144A (7) 6.875% 10/15/27 B+ 2,084,426
Total Metals & Mining 2,084,426

Principal
Amount (000)   Description (1) Coupon Maturity Ratings (4) Value
Oil, Gas & Consumable Fuels - 1.9% (1.2% of Total Investments)
$ 2,000 Calumet Specialty Products Partners LP / Calumet
Finance Corp, 144A (7)
8.125% 1/15/27 B- $ 1,915,000
2,000 Citgo Petroleum Corp, 144A (7) 7.000% 6/15/25 BB 1,975,920
3,201 Hilcorp Energy I LP / Hilcorp Finance Co, 144A (7) 6.250% 11/01/28 BB+ 3,064,207
1,000 Matador Resources Co (7) 5.875% 9/15/26 BB- 973,129
1,201 MEG Energy Corp, 144A (7) 5.875% 2/01/29 BB- 1,151,321
4,503 NGL Energy Operating LLC / NGL Energy Finance Corp,
144A (7)
7.500% 2/01/26 B+ 4,461,857
750 NGL Energy Partners LP / NGL Energy Finance Corp (7) 7.500% 4/15/26 CCC 711,920
500 NGL Energy Partners LP / NGL Energy Finance Corp (7) 6.125% 3/01/25 CCC 489,562
485 PBF Holding Co LLC / PBF Finance Corp 7.250% 6/15/25 BB 483,788
Total Oil, Gas & Consumable Fuels 15,226,704
Passenger Airlines - 1.5% (0.9% of Total Investments)
3,405 American Airlines Inc, 144A (7) 11.750% 7/15/25 BB 3,752,802
1,975 Delta Air Lines Inc (7) 3.750% 10/28/29 Baa3 1,785,518
4,000 Mileage Plus Holdings LLC / Mileage Plus Intellectual
Property Assets Ltd, 144A (7)
6.500% 6/20/27 Baa3 3,999,778
1,623 United Airlines Inc, 144A (7) 4.625% 4/15/29 Ba1 1,468,272
1,201 United Airlines Inc, 144A (7) 4.375% 4/15/26 Ba1 1,137,152
Total Passenger Airlines 12,143,522
Pharmaceuticals - 1.1% (0.6% of Total Investments)
7,000 Horizon Therapeutics USA Inc, 144A 5.500% 8/01/27 Ba2 7,070,000
1,500 Organon & Co / Organon Foreign Debt Co-Issuer BV,
144A (7)
5.125% 4/30/31 BB- 1,271,532
Total Pharmaceuticals 8,341,532
Professional Services - 0.3% (0.2% of Total Investments)
2,000 Verscend Escrow Corp, 144A (7) 9.750% 8/15/26 CCC+ 2,005,692
Total Professional Services 2,005,692
Software - 0.2% (0.1% of Total Investments)
1,500 SS&C Technologies Inc, 144A (7) 5.500% 9/30/27 B+ 1,449,121
Total Software 1,449,121
Specialized Reits - 0.4% (0.3% of Total Investments)
5,250 American Tower Corp (7) 2.950% 1/15/51 BBB+ 3,280,913
Total Specialized Reits 3,280,913
Specialty Retail - 2.2% (1.3% of Total Investments)
3,900 Academy Ltd, 144A (7) 6.000% 11/15/27 BB 3,768,375
9,515 Hertz Corp/The, 144A (7) 4.625% 12/01/26 B+ 8,596,327
3,945 Michaels Cos Inc/The, 144A (7) 7.875% 5/01/29 CCC 2,810,812
675 PetSmart Inc / PetSmart Finance Corp, 144A (7) 7.750% 2/15/29 B- 658,435
1,188 PetSmart Inc / PetSmart Finance Corp, 144A (7) 4.750% 2/15/28 BB 1,089,367
545 Staples Inc, 144A (7) 7.500% 4/15/26 B 450,249
Total Specialty Retail 17,373,565
Wireless Telecommunication Services - 0.6% (0.3% of Total Investments)
5,180 Vmed O2 UK Financing I PLC, 144A (7) 4.250% 1/31/31 BB+ 4,289,393
Total Wireless Telecommunication Services 4,289,393
Total Corporate Bonds
(cost $196,670,964) 181,520,839

Nuveen Credit Strategies Income Fund
(continued)
Portfolio of Investments
July 31, 2023

JQC
Shares Description (1) Value
X – COMMON STOCKS - 1.9% (1.2% of Total Investments)
X 14,784,480
Broadline Retail - 0.0% (0.0% of Total Investments)
196 Belk Inc (8) $ 1,568
Total Broadline Retail 1,568
Chemicals - 0.0% (0.0% of Total Investments)
89 LyondellBasell Industries NV, Class A 8,798
Total Chemicals 8,798
Communications Equipment - 0.1% (0.0% of Total Investments)
68,536 Avaya Inc (8),(9) 399,014
Total Communications Equipment 399,014
Diversified Consumer Services - 0.1% (0.1% of Total Investments)
41,905 Cengage Learning Holdings II Inc (8) 440,002
Total Diversified Consumer Services 440,002
Energy Equipment & Services - 0.5% (0.3% of Total Investments)
31,033 Quarternorth Energy Holding Inc (8) 3,491,213
31,358 Vantage Drilling International (8) 763,034
Total Energy Equipment & Services 4,254,247
Health Care Equipment & Supplies - 0.1% (0.1% of Total Investments)
242,758 Onex Carestream Finance LP (8) 485,516
Total Health Care Equipment & Supplies 485,516
Health Care Providers & Services - 0.0% (0.0% of Total Investments)
211,860 Millennium Health LLC (8),(9) 29,237
198,883 Millennium Health LLC (8),(9) 7,557
Total Health Care Providers & Services 36,794
Independent Power and Renewable Electricity Producers - 0.8% (0.5% of Total Investments)
80,962 Energy Harbor Corp (8),(10) 6,238,122
Total Independent Power and Renewable Electricity Producers 6,238,122
Media - 0.0% (0.0% of Total Investments)
10,159 Catalina Marketing Corp (8) 25,397
8 Cumulus Media Inc, Class A (8) 51
Total Media 25,448
Oil, Gas & Consumable Fuels - 0.0% (0.0% of Total Investments)
5,773 California Resources Corp 307,990
Total Oil, Gas & Consumable Fuels 307,990
Professional Services - 0.0% (0.0% of Total Investments)
164,471 Skillsoft Corp (8) 217,102
Total Professional Services 217,102
Semiconductors & Semiconductor Equipment - 0.0% (0.0% of Total Investments)
39,129 Bright Bidco BV (8),(9) 17,415
28,645 Bright Bidco BV (8) 13,607
Total Semiconductors & Semiconductor Equipment 31,022
Software - 0.3% (0.2% of Total Investments)
326,337 Avaya Inc (8) 2,338,857
Total Software 2,338,857
Total Common Stocks
(cost $24,284,792) 14,784,480

Shares Description (1) Value
X – WARRANTS - 0.3% (0.2% of Total Investments)
X 2,796,649
Energy Equipment & Services - 0.3% (0.2% of Total Investments)
17,602 Quarternorth Energy Holding Inc $ 1,980,225
37,801 Quarternorth Energy Holding Inc 441,024
72,802 Quarternorth Energy Holding Inc 364,010
Total Energy Equipment & Services 2,785,259
Entertainment - 0.0% (0.0% of Total Investments)
266,347 Cineworld Warrant –
Total Entertainment –
Media - 0.0% (0.0% of Total Investments)
4,644 Tenerity Inc (9) 5
Total Media 5
Oil, Gas & Consumable Fuels - 0.0% (0.0% of Total Investments)
629 California Resources Corp 11,385
Total Oil, Gas & Consumable Fuels 11,385
Total Warrants
(cost $1,831,028) 2,796,649
Total Long-Term Investments
(cost $1,318,471,617) 1,261,922,868
Shares Description (1) Coupon Value
SHORT-TERM INVESTMENTS -  4.1% (2.5% of Total Investments)
– INVESTMENT COMPANIES - 4.1% (2.5% of Total Investments)
X 32,053,047
32,053,047 BlackRock Liquidity Funds T-Fund 5.222%(11) $ 32,053,047
Total Investment Companies
(cost $32,053,047) 32,053,047
Total Short-Term Investments
(cost $32,053,047) 32,053,047
Total Investments
(cost $1,350,524,664 ) - 163.8% 1,293,975,915
Borrowings - (26.8)% (12),(13) (211,600,000)
Reverse Repurchase Agreements, including accrued interest - (18.1)%(14) (142,821,375)
TFP Shares, Net - (17.6)%(15) (139,362,070)
Other Assets & Liabilities, Net -   (1.3)% (10,234,915)
Net Assets Applicable to Common Shares - 100% $ 789,957,555
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2) Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate (Reference
Rate) plus an assigned fixed rate (Spread). These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank
Offered Rate ("LIBOR"), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.
(3) Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.
(4) For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors
Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(5) Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(6) Investment, or portion of investment, represents an outstanding unfunded senior loan commitment.

Nuveen Credit Strategies Income Fund
(continued)
Portfolio of Investments
July 31, 2023

JQC
(7) Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in reverse repurchase agreements. As of the end of the reporting period, investments with a value of $166,494,976 have been pledged as collateral for reverse repurchase agreements.
(8) Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.
(9) For fair value measurement disclosure purposes, investment classified as Level 3.
(10) Energy Harbor Corp (ENGH) common stock received as part of the bankruptcy settlements during February 2020 for Bruce Mansfield Unit 1
2007 Pass-Through Trust. Various funds and accounts managed by Nuveen, including the Fund, collectively are a substantial minority holder of ENGH’s outstanding shares of common stock, and possess certain other rights with respect to the corporate governance of ENGH. Due to these facts, under the federal securities laws, the securities of ENGH held by Nuveen funds and accounts, including the Fund, cannot be sold except under limited conditions (which are not  currently satisfied). The Fund is therefore unable to sell such shares in ordinary secondary market transactions at this time. On March 6, 2023 Vistra Corp. (“Vistra”) announced that it has executed a definitive agreement with Energy
Harbor Corp., pursuant to which Energy Harbor will merge with and into a newly-formed subsidiary of Vistra.  The companies anticipate closing the transaction in the second half of 2023.  In connection with the transaction, Nuveen funds and accounts expect to receive a combination of cash and shares in a newly formed entity. Nuveen expects these shares to be issued in a private transaction and may have reduced secondary market liquidity.  The transaction is subject to certain regulatory approvals and there can be no assurance that the transaction will close.
(11) The rate shown is the annualized seven-day subsidized yield as of end of the reporting period.
(12) Borrowings as a percentage of Total Investments is 16.4%.
(13) The Fund segregates 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings.
(14) Reverse Repurchase Agreements, including accrued interest as a percentage of Total investments is 11.0%.
(15) TFP Shares, Net as a percentage of Total Investments is 10.8%.
144A Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
CME Chicago Mercantile Exchange
DD1 Portion of investment purchased on a delayed delivery basis.
LIBOR London Inter-Bank Offered Rate
N/A Not Applicable.
PIK Payment-in-kind (“PIK”) security.  Depending on the terms of the security, income may be received in the form of cash, securities, or a combination of both.  The PIK rate shown, where applicable, represents the annualized rate of the last PIK payment made by the issuer as of the end of the reporting period.
REIT Real Estate Investment Trust
SOFR
180A 180 Day Average Secured Overnight Financing Rate
SOFR
30A 30 Day Average Secured Overnight Financing Rate
SOFR
90A 90 Day Average Secured Overnight Financing Rate
TBD Senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final coupon rate and maturity date.
TSFR
1M CME Term SOFR 1 Month
TSFR
3M CME Term SOFR 3 Month
WI/DD Purchased on a when-issued or delayed delivery basis.
See Notes to Financial Statements

Statement of Assets and Liabilities
See Notes to Financial Statements.

.
July 31, 2023 JFR JQC
ASSETS
Long-term investments, at value
†
$ 1,960,529,220 $ 1,261,922,868
Short-term investments, at value
◊
34,785,932 32,053,047
Cash – 3,471,185
Cash denominated in foreign currencies
^
– 16
Receivables:
Dividends 3,360,650 111
Interest 19,126,168 10,912,889
Investments sold 12,087,484 11,011,821
Reclaims – 15,850
Other 939,691 937,482
Total assets 2,030,829,145 1,320,325,269
LIABILITIES
Cash overdraft 1,711,645 –
Borrowings 477,200,000 211,600,000
Reverse repurchase agreements, including accrued interest – 142,821,375
TFP Shares, Net
**
283,545,899 139,362,070
Payables:
Dividends 4,212,245 6,351,261
Interest 1,128,431 806,359
Investments purchased - regular settlement 15,680,675 149,021
Investments purchased - when-issued/delayed-delivery settlement 16,852,441 27,331,552
Unfunded senior loans 2,133,040 241,627
Accrued expenses:
Custodian fees 458,730 234,202
Investor relations 939 575
Management fees 1,355,005 892,620
Trustees fees 452,759 507,013
Professional fees 39,089 9,448
Shareholder reporting expenses 44,655 57,539
Shareholder servicing agent fees 2,310 148
Other 1,459,720 2,904
Total liabilities 806,277,583 530,367,714
Commitments and contingencies
(1)
Net assets applicable to common shares $ 1,224,551,562 $ 789,957,555
Common shares outstanding 134,056,187 135,609,290
Net asset value ("NAV") per common share outstanding $ 9.13 $ 5.83
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
Common shares, $0.01 par value per share $ 1,340,562 $ 1,356,093
Paid-in capital 1,667,926,654 1,148,545,187
Total distributable earnings (loss) (444,715,654) (359,943,725)
Net assets applicable to common shares $ 1,224,551,562 $ 789,957,555
Authorized shares:
Common Unlimited Unlimited
Preferred Unlimited Unlimited
†
Long-term investments, cost $ 2,047,977,718 $ 1,318,471,617
◊
Short-term investments, cost $ 34,785,932 $ 32,053,047
^
Cash denominated in foreign currencies, cost $ — $ 17
**
TFP  Shares, liquidation preference 285,000,000 140,000,000
(1) As disclosed in Notes to Financial Statements.

Statement of Operations
See Notes to Financial Statements.

Year Ended July 31, 2023 JFR JQC
INVESTMENT INCOME
Dividends $ 3,118,014 $ 1,229,727
Interest 72,519,480 106,484,359
Fees 833,585 1,150,533
Total investment income 76,471,079 108,864,619
EXPENSES
– –
Management fees 6,822,810 10,646,419
Shareholder servicing agent fees 15,479 3,604
Interest expense and amortization of offering costs 16,141,442 24,897,726
Trustees fees 25,270 39,202
Custodian expenses 230,431 294,069
Investor relations expenses 160,925 301,609
Liquidity fees 877,749 1,178,546
Merger expenses 170,000 —
Professional fees 182,047 184,928
Remarketing fees 101,582 141,944
Shareholder reporting expenses 92,095 148,927
Stock exchange listing fees 16,998 40,500
Other 48,516 27,902
Total expenses 24,885,344 37,905,376
Net investment income (loss) 51,585,735 70,959,243
REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) from:
Investments and foreign currency (41,362,643) (77,125,772)
Net realized gain (loss) (41,362,643) (77,125,772)
Change in unrealized appreciation (depreciation) on:
Investments and foreign currency 24,617,768 44,153,255
Change in net unrealized appreciation (depreciation) 24,617,768 44,153,255
Net realized and unrealized gain (loss) (16,744,875) (32,972,517)
Net increase (decrease) in net assets applicable to common shares from operations $ 34,840,860 $ 37,986,726

Statement of Changes in Net Assets
See Notes to Financial Statements.

JFR JQC
Year Ended
7/31/23
Year Ended
7/31/22
Year Ended
7/31/23
Year Ended
7/31/22
OPERATIONS
Net investment income (loss) $ 51,585,735 $ 31,747,379 $ 70,959,243 $ 47,060,156
Net realized gain (loss) (41,362,643) (6,113,575) (77,125,772) (15,170,323)
Change in net unrealized appreciation (depreciation) 24,617,768 (40,639,786) 44,153,255 (77,831,207)
Net increase (decrease) in net assets applicable to common shares from operations 34,840,860 (15,005,982) 37,986,726 (45,941,374)
DISTRIBUTIONS TO COMMON SHAREHOLDERS
Dividends (49,433,689) (35,004,216) (72,562,902) (47,176,021)
Return of Capital – (5,066,385) (2,496,840) (17,563,855)
Decrease in net assets applicable to common shares from
distributions to common shareholders (49,433,689) (40,070,601) (75,059,742) (64,739,876)
CAPITAL SHARE TRANSACTIONS
Common shares:
Fund Merger 704,751,954 — — —
Net increase (decrease) in net assets applicable to common shares from capital share transactions 704,751,954 (55,076,583) — (110,681,250)
Net increase (decrease) in net assets applicable to common shares 690,159,125 – (37,073,016) –
Net assets applicable to common shares at the beginning of the period 534,392,437 589,469,020 827,030,571 937,711,821
Net assets applicable to common shares at the end of the
period $ 1,224,551,562 $ 534,392,437 $ 789,957,555 $ 827,030,571

Statement of Cash Flows
See Notes to Financial Statements.

The following table provides a reconciliation of cash and cash denominated in foreign currencies to the Statement of Assets and Liabilities:
July 31, 2023
JFR JQC
CASH FLOWS FROM OPERATING ACTIVITIES
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations $ 34,840,860 $ 37,986,726
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments (259,950,806) (360,306,908)
Proceeds from sale and maturities of investments 273,969,974 412,667,174
Proceeds from (Purchase of) short-term investments, net (6,710,645) (18,705,806)
Proceeds from (Purchase of) closed foreign currency spot transactions — (1)
Proceeds from litigation settlement — 3,823
Payment-in-kind distributions (1,082,889) —
Amortization (Accretion) of premiums and discounts, net (6,653,369) (6,984,063)
Amortization of deferred offering costs 72,865 71,493
(Increase) Decrease in:
Receivable for dividends (1,967,774) (111)
Receivable for interest (1,645,909) (1,277,040)
Receivable for reclaims — 795
Receivable for investments sold 32,791,322 32,707,098
Other assets 480,549 (354,982)
Increase (Decrease) in:
Payable for interest 1,077,726 940,558
Payable for investments purchased - regular settlement (11,233,474) (284,873)
Payable for investments purchased - when-issued/delayed-delivery settlement (14,616,355) (18,377,589)
Payable for unfunded senior loans 843,736 (521,516)
Payable for offering cost — (298,479)
Accrued custodian fees 233,788 (90,245)
Accrued investor relations fees 939 575
Accrued management fees 774,567 (36,477)
Accrued Trustees fees 269,739 43,391
Accrued professional fees (2,694) (38,951)
Accrued shareholder reporting expenses 16,991 913
Accrued shareholder servicing agent fees 1,610 (207)
Accrued other expenses (2,450,982) (11,489)
Net realized (gain) loss from investments and foreign currency 41,362,643 77,125,772
Change in net unrealized (appreciation) depreciation of investments and foreign currency (24,617,768) (44,153,255)
Net cash provided by (used in) operating activities 55,804,644 110,106,326
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from borrowings 233,500,000 8,300,000
(Repayments) of borrowings (243,600,000) (42,700,000)
(Payments for) deferred offering costs (911,417) —
Increase (Decrease) in:
Cash overdraft 1,711,645 —
Cash distributions paid to common shareholders (48,954,038) (74,313,060)
Net cash provided by (used in) financing activities (58,253,810) (108,713,060)
Net increase (decrease) in cash and cash denominated in foreign currencies (2,449,166) 1,393,266
Cash, cash denominated in foreign currencies at the beginning of period 2,449,166 2,077,935
Cash and cash denominated in foreign currencies at the end of period $ — $ 3,471,201
JFR JQC
Cash $ — $ 3,471,185
Cash denominated in foreign currencies — 16
Total cash and cash denominated in foreign currencies $ — $ 3,471,201
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION JFR JQC
Cash paid for interest (excluding borrowing and amortization of offering costs)
$ 14,991,147 $ 23,967,932

Financial Highlights

The following data is for a common share outstanding for each fiscal year end unless otherwise noted:
It
Investment Operations
Less Distributions to
Common Shareholders Common Share
Common
Share
Net Asset
Value,
Beginning
of Period
Net
Investment
Income (NII)
(Loss)(a)
Net
Realized/
Unrealized
Gain (Loss) Total
From
NII
From Net
Realized
Gains
Return of
Capital Total
Discount
Per
Share
Repurchased
and Retired
Net Asset
Value,
End of
Period
Share
Price,
End of
Period
JFR
7/31/23 $ 9.39 $ 0.91 $ (0.30) $ 0.61 $ (0.87) $ — $ — $ (0.87) $ — $ 9.13 $ 8.08
7/31/22 10.36 0.56 (0.83) (0.27) (0.61) — (0.09) (0.70) — 9.39 8.84
7/31/21 9.40 0.54 1.04 1.58 (0.62) — — (0.62) — 10.36 9.76
7/31/20 11.04 0.60 (1.54) (0.94) (0.70) — — (0.70) — 9.40 8.03
7/31/19 11.55 0.70 (0.48) 0.22 (0.73) — — (0.73) — 11.04 9.76
JQC
7/31/23 6.10 0.52 (0.24) 0.28 (0.53) — (0.02) (0.55) — 5.83 5.08
7/31/22 6.91 0.35 (0.68) (0.33) (0.35) — (0.13) (0.48) — 6.10 5.50
7/31/21 6.88 0.32 0.56 0.88 (0.30) — (0.55) (0.85) — 6.91 6.53
7/31/20 8.49 0.39 (0.87) (0.48) (0.39) — (0.74) (1.13) — 6.88 5.88
7/31/19 9.11 0.46 (0.17) 0.29 (0.60) — (0.31) (0.91) —(d) 8.49 7.68
(a) Based on average shares outstanding.
(b) Percentage is not annualized.

See Notes to Financial Statements

Ratios of Interest Expense to
Average Net Assets Applicable
to Common Shares
JFR
JQC
7/31/23
3.28%
3.30%
7/31/22
0.80
0.91
7/31/21
0.82
0.80
7/31/20
1.64
1.72
7/31/19
2.07
2.08
Common Share Supplemental Data/
Ratios Applicable to Common Shares
Common Share
Total Returns
Ratios to Average
Net Assets
Based
on
Net Asset
Value(b)
Based
on
Share
Price(b)
Net
Assets,
End of
Period (000) Expenses(c)
Net
Investment
Income
(Loss)(c)
Portfolio
Turnover
Rate
6.88% 1.57% $ 1,224,552 4.77% 9.88% 28%
(2.84) (2.59) 534,392 2.17 5.49 38
17.36 30.14 589,469 2.20 5.39 43
(8.82) (10.98) 534,861 3.01 5.93 44
2.03 1.98 628,218 3.43 6.25 32
5.01 2.77 789,958 4.75 8.90 28
(5.15) (8.93) 827,031 2.35 5.20 33
13.42 26.98 937,712 2.22 4.64 43
(5.91) (9.54) 932,800 3.11 5.11 52
3.43 9.33 1,151,777 3.42 5.25 59
(c) • Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to preferred shares (as described in Notes to Financial
Statements), borrowings and/or reverse repurchase agreements (as described in Notes to Financial Statements), where applicable.
• Each ratio includes the effect of all interest expenses paid and other costs related to preferred shares, borrowings and/or reverse repurchase agreements, where applicable, as follows:
(d) Value rounded to zero.

Financial Highlights (continued)

The following table sets forth information regarding each Fund's outstanding senior securities as of the end of each of the Fund's last five fiscal periods, as applicable.
Borrowings TFP Shares Term Preferred
Aggregate
Amount
Outstanding
(000)(a)
Asset
Coverage
Per $1,000
Share(b)
Aggregate
Amount
Outstanding
(000)(a)
Asset
Coverage
Per $1,000
Share(b)
Aggregate
Amount
Outstanding
(000)(a)
Asset
Coverage
Per $1,000
Share
Asset
Coverage
Per $1
Liquidation
Preference(c)
JFR
7/31/23 $ 477,200 $ 4,163 $ 285,000 $ 2,607 $ — $ — $ 2.61
7/31/22 233,400 3,718 100,000 2,603 — — 2.60
7/31/21 238,400 3,892 100,000 2,742 — — 2.74
7/31/20 208,100 4,003 — — 90,000 2,794 2.79
7/31/19 264,500 3,810 — — 115,000 2,655 2.66
JQC
7/31/23 211,600 5,395 140,000 3,247 — — 3.25
7/31/22 246,000 4,931 140,000 3,143 — — 3.14
7/31/21 402,000 3,333 — — — — —
7/31/20 402,000 3,320 — — — — —
7/31/19 480,000 3,400 — — — — —
(a) Aggregate Amount Outstanding: Aggregate amount outstanding represents the principal amount outstanding or liquidation preference, if applicable, as of the end of the relevant fiscal year.
(b) Asset Coverage Per $1,000: Asset coverage per $1,000 of debt is calculated by subtracting the Fund's liabilities and indebtedness not represented by senior securities from the Fund's total assets, dividing the results by the aggregate amount of the Fund's senior securities representing indebtedness then outstanding (if applicable), plus the aggregate of the involuntary liquidation preference of the outstanding preferred shares, if applicable, and multiplying the result by 1,000.
(c) Includes all borrowings and preferred shares presented for the Fund.

Notes to Financial Statements
1. General Information
Fund Information:
The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a
“Fund” and collectively, the “Funds”):
Nuveen Floating Rate Income Fund (JFR)
Nuveen Credit Strategies Income Fund (JQC)
The Funds are registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as diversified closed-end management investment companies. JFR and JQC were organized as Massachusetts business trusts on January 15, 2004 and May 17, 2003, respectively.
Current Fiscal Period:
The end of the reporting period for the Funds is July 31, 2023, and the period covered by these Notes to Financial
Statements is the fiscal year ended July 31, 2023 (the “current fiscal period”).
Investment Adviser and Sub-Adviser:
The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC
(“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-
advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.
Fund Mergers:
Effective prior to the opening of business on July 31, 2023, Nuveen Senior Income Fund (NSL), Nuveen Floating Rate Income
Opportunity Fund (JRO) and Nuveen Short Duration Credit Opportunities Fund (JSD) (the “Target Funds”) were each merged into JFR (the
“Acquiring Fund”) (each a “Merger”).
With respect to each Merger of a Target Fund with and into the Acquiring Fund, the separate legal existence of the Target Fund ceased for all purposes and the Acquiring Fund succeeded to all the assets and assumed all the liabilities of the Target Fund. Shares of the Target Fund were converted into newly issued shares of the Acquiring Fund. Holders of common shares of the Target Fund received newly issued common shares of the Acquiring Fund, the aggregate net asset value (“NAV”) of which was equal to the aggregate NAV of the common shares of the Target Fund held immediately prior to the Merger (including for this purpose fractional Acquiring Fund shares to which shareholders were entitled). For accounting and performance reporting purposes, the Acquiring Fund is the survivor. Refer to Note 12 for further details on each Merger.
Developments Regarding JFR’s Control Share By-Law:
On January 14, 2021, the Board received a shareholder demand letter (the “Demand
Letter”) from Saba Capital CEF Opportunities 1, Ltd. and Saba Capital Management, L.P. (collectively, “Saba”) demanding that the Fund (i) rescinds the Fund’s by-law provisions pursuant to which, in summary, a shareholder who obtains beneficial ownership of common shares in a Control Share
Acquisition (as defined in the by-laws) shall have the same voting rights as other common shareholders only to the extent authorized by the other disinterested shareholders (the “Control Share By-Law”) and (ii) commence judicial action against the Board to ensure that the Control Share By-Law is withdrawn. Following review of the Demand Letter, the Board determined that it would not be in the best interests of the Fund or the Fund’s shareholders to take the actions requested in the Demand Letter. Also on January 14, 2021, Saba filed a civil complaint in the U.S. District Court for the Southern District of New York (the “District Court”) against the Fund, certain other Nuveen funds and the Board, seeking a declaration that the
Control Share By-Law violates the 1940 Act, rescission of the Control Share By-Law and a permanent injunction against applying the Control Share
By-Law. On February 18, 2022, the District Court granted judgment in favor of Saba’s claim for rescission of the Control Share By-Law and Saba’s declaratory judgment claim, and declared that the Control Share By-Law violates Section 18(i) of the 1940 Act. Following review of the judgment of the District Court, on February 22, 2022, the Board amended the Fund’s by-laws to provide that the Control Share By-Law shall be of no force and effect for so long as the judgment of the District Court is effective and that if the judgment of the District Court is reversed, overturned, vacated, stayed, or otherwise nullified, the Control Share By-Law will be automatically reinstated and apply to any beneficial owner of common shares acquired in a Control Share Acquisition, regardless of whether such Control Share Acquisition occurs before or after such reinstatement, for the duration of the stay or upon issuance of the mandate reversing, overturning, vacating or otherwise nullifying the judgment of the District Court. On
February 25, 2022, the Board and Fund appealed the District Court’s decision to the U.S. Court of Appeals for the Second Circuit.
Developments Regarding JQC’s Control Share By-Law:
On October 5, 2020, the Fund and certain other closed-end funds in the Nuveen fund complex amended their by-laws. Among other things, the amended by-laws included provisions pursuant to which, in summary, a shareholder who obtains beneficial ownership of common shares in a Control Share Acquisition (as defined in the by-laws) shall have the same Control Share By-Law.
On January 14, 2021, a shareholder of certain Nuveen closed-end funds filed a civil complaint in the District Court against certain Nuveen funds and their trustees, seeking a declaration that such funds’ Control Share By-Laws violate the 1940 Act, rescission of such fund’s Control Share By-Laws and a permanent injunction against such funds applying the Control Share By-Laws. On February 18, 2022, the District Court granted judgment in favor of the plaintiff’s claim for rescission of such funds’ Control Share By-Laws and the plaintiff’s declaratory judgment claim, and declared that such funds’ Control Share By-Laws violate Section 18(i) of the 1940 Act. Following review of the judgment of the District Court, on February 22, 2022, the
Board amended the Fund’s by-laws to provide that the Fund’s Control Share By-Law shall be of no force and effect for so long as the judgment of the District Court is effective and that if the judgment of the District Court is reversed, overturned, vacated, stayed, or otherwise nullified, the Fund’s
Control Share By-Law will be automatically reinstated and apply to any beneficial owner of common shares acquired in a Control Share Acquisition, regardless of whether such Control Share Acquisition occurs before or after such reinstatement, for the duration of the stay or upon issuance of the mandate reversing, overturning, vacating or otherwise nullifying the judgment of the District Court. On February 25, 2022, the Board and the Fund
appealed the District Court’s decision to the U.S. Court of Appeals for the Second Circuit.

2. Significant Accounting Policies
The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America
(“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. Each Fund is an investment company and follows accounting guidance in the Financial Accounting Standards Board (“FASB”)
Accounting Standards Codification 946, Financial Services – Investment Companies. The net asset value (“NAV”) for financial reporting purposes may differ from the NAV for processing security and shareholder transactions. The NAV for financial reporting purposes includes security and shareholder transactions through the date of the report. Total return is computed based on the NAV used for processing security and shareholder transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.
Compensation:
The Funds pay no compensation directly to those of its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Distributions to Common Shareholders:
Distributions to common shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
The Funds have implemented a level distribution program to provide shareholders with stable, but not guaranteed, cash flow, independent of the amount or timing of income earned or capital gains realized by the Funds. Under this program, each Fund’s regular monthly distribution, in order to maintain its level distribution amount, may include net investment income, return of capital and potentially capital gains for tax purposes. The amounts and sources of distributions are reported for financial reporting purposes and are not being provided for tax reporting purposes. The actual amounts and character of the distributions for tax reporting purposes will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year-end. More details about the Fund’s distributions and the basis for these estimates are available on www.
nuveen.com/cef.
Foreign Currency Transactions and Translation:
To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because their currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value.
Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.
The books and records of the Funds are maintained in U.S. dollars. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollars at the end of each day. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.
Net realized foreign currency gains and losses resulting from changes in exchange rates associated with (i) foreign currency, (ii) investments and (iii)
derivatives include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.
The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.
Foreign Taxes:
The Funds may be subject to foreign taxes on income, gains on investments or foreign currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon the current interpretation of tax rules and regulations that exist in the markets in which the Funds invest.
Indemnifications:
Under the Funds' organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
Investments and Investment Income:
Securities transactions are accounted for as of the trade date for financial reporting purposes. Trade date for senior and subordinated loans purchased in the “primary market” is considered the date on which the loan allocations are determined. Trade date for senior and subordinated loans purchased in the “secondary market” is the date on which the transaction is entered into. Realized gains and losses on securities transactions are based upon the specific identification method. Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Interest income, which is recorded on an accrual basis and includes accretion of discounts and amortization of premiums for financial reporting purposes. Interest income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest

Notes to Financial Statements
(continued)
represents income received in the form of securities in lieu of cash. Fee income consists primarily of amendment fees, when applicable. Amendment fees are earned as compensation for evaluating and accepting changes to an original senior loan agreement and are recognized when received. Fee income and amendment fees, if any, are recognized as “Fees” on the Statement of Operations.
Netting Agreements:
In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”).
Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis. With respect to certain counterparties, in accordance with the terms of the netting agreements, collateral posted to the Funds is held in a segregated account by the Funds’ custodian and/or with respect to those amounts which can be sold or repledged, are presented in the Funds’ Portfolio of Investments or Statement of Assets and Liabilities.
The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described later in these Notes to
Financial Statements.
New Accounting Pronouncement:
In March 2020, FASB issued Accounting Standards Update ("ASU") 2020-04, Reference Rate Reform: Facilitation
of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates, when participating banks will no longer be required to submit London Interbank
Offered Rate (LIBOR) quotes by the UK Financial Conduct Authority (FCA). The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. For new and existing contracts, the Funds may elect to apply the amendments as of March 12, 2020 through December 31,
2022. In December 2022, FASB deferred ASU 2022-04 and issued ASU 2022-06, Reference Rate Reform: Deferral of the Sunset Date of Topic 848,
which extends the application of the amendments through December 31, 2024. Management has not yet elected to apply the amendments, is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Funds’ investments and has currently determined that it is unlikely the ASU’s adoption will have a significant impact on the Funds’ financial statements and various filings.
New Rule Issuance:
A new rule adopted by the Securities and Exchange Commission (the "SEC") governing fund valuation practices, Rule 2a-5 under the 1940 Act, has established requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 permits fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are "readily available" for purposes of Section 2(a)(41) of the 1940 Act, which requires a fund to fair value a security when market quotations are not readily available. Separately, new SEC Rule 31a-4 under the 1940 Act sets forth the recordkeeping requirements associated with fair value determinations. The Funds adopted a valuation policy conforming to the new rules, effective September 1, 2022, and there was no material impact to the Funds.
New Accounting Pronouncement:
In June 2022, the FASB issued ASU 2022-03 to clarify the guidance in Topic 820, Fair Value Measurement
("Topic 820"). The amendments in ASU 2022-03 affect all entities that have investments in equity securities measured at fair value that are subject to a contractual sale restriction. ASU 2022-03 (1) clarifies the guidance in Topic 820, when measuring the fair value of an equity security subject to contractual restrictions that prohibit the sale of equity security, (2) amends a related illustrative example, and (3) introduces new disclosure requirements for equity securities subject to contractual sale restrictions that are measured at fair value in accordance with Topic 820. For public business entities, the amendments in ASU 2022-03 are effective for fiscal years beginning after December 15, 2023, and interim periods within those fiscal years. For all other entities, the amendments are effective for fiscal years beginning after December 15, 2024, and interim periods within those fiscal years. Early adoption is permitted for both interim and annual financial statements that have not yet been issued or made available for issuance. Management is currently assessing the impact of these provisions on the Funds' financial statements.
3. Investment Valuation and Fair Value Measurements
The Funds’ investments in securities are recorded at their estimated fair value utilizing valuation methods approved by the Adviser, subject to oversight of the Board. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. U.S. GAAP establishes the three-tier hierarchy which is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability.
Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect management’s assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1 – Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3 – Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Funds’ major classifications of assets and liabilities measured at fair value follows:
Equity securities and exchange-traded funds listed or traded on a national market or exchange are valued based on their last reported sales price or official closing price of such market or exchange on the valuation date. Foreign equity securities and registered investment companies that trade on a foreign exchange are valued at the last reported sales price or official closing price on the principal exchange where traded, and converted to

U.S. dollars at the prevailing rates of exchange on the valuation date. For events affecting the value of foreign securities between the time when the exchange on which they are traded closes and the time when the Funds' net assets are calculated, such securities will be valued at fair value in accordance with procedures adopted by the Adviser, subject to the oversight of the Board. To the extent these securities are actively traded and no valuation adjustments are applied, they are generally classified as Level 1. When valuation adjustments are applied to the most recent last sales price or official closing price, these securities are generally classified as Level 2.
Prices of fixed-income securities are generally provided by pricing services approved by the Adviser, which is subject to review by the Adviser and oversight of the Board. Pricing services establish a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, pricing services may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2.
Investments in investment companies are valued at their respective NAVs or share price on the valuation date and are generally classified as Level 1.
For any portfolio security or derivative for which market quotations are not readily available or for which the Adviser deems the valuations derived using the valuation procedures described above not to reflect fair value, the Adviser will determine a fair value in good faith using alternative procedures approved by the Adviser, subject to the oversight of the Board. As a general principle, the fair value of a security is the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. To the extent the inputs are observable and timely, the values would be classified as Level 2; otherwise they would be classified as Level 3.
The following table summarizes the market value of the Funds’ investments as of the end of the reporting period, based on the inputs used to value them:
The Funds hold liabilities in preferred shares, where applicable, which are not reflected in the tables above. The fair values of the Funds’ liabilities for preferred shares approximate their liquidation preference. Preferred shares are generally classified as Level 2 and further described in these Notes to
Financial Statements.
4. Portfolio Securities
Unfunded Commitments:
Pursuant to the terms of certain of the variable rate senior loan agreements, the Funds may have unfunded senior loan commitments. Each Fund will maintain with its custodian, cash, liquid securities and/or liquid senior loans having an aggregate value at least equal to the amount of unfunded senior loan commitments. As of the end of the reporting period, the Funds’ outstanding unfunded senior loan commitments were as follows:
JFR
Level 1 Level 2 Level 3 Total
Long-Term Investments:
Variable Rate Senior Loan Interests $ – $ 1,612,916,113 $ – $ 1,612,916,113
Corporate Bonds – 263,219,029 – 263,219,029
Common Stocks 10,208,848 43,919,853 533,440* 54,662,141
Asset-Backed Securities – 17,469,677 – 17,469,677
Warrants 20,435 11,597,593 10,418* 11,628,446
Convertible Preferred Securities – 633,814 – 633,814
Short-Term Investments:
Investment Companies 34,785,932 – – 34,785,932
Total $ 45,015,215 $ 1,949,756,079 $ 543,858 $ 1,995,315,152
JQC
Level 1 Level 2 Level 3 Total
Long-Term Investments:
Variable Rate Senior Loan Interests $ – $ 1,062,820,900 $ – $ 1,062,820,900
Corporate Bonds – 181,520,839 – 181,520,839
Common Stocks 533,941 13,797,316 453,223* 14,784,480
Warrants 11,385 2,785,259 5* 2,796,649
Short-Term Investments:
Investment Companies 32,053,047 – – 32,053,047
Total $ 32,598,373 $ 1,260,924,314 $ 453,228 $ 1,293,975,915
* Refer to the Fund's Portfolio of Investments for securities classified as Level 3.

Notes to Financial Statements
(continued)
Participation Commitments
:
With respect to the senior loans held in each Fund’s portfolio, the Fund may: 1) invest in assignments; 2) act as a participant in primary lending syndicates; or 3) invest in participations. If the Fund purchases a participation of a senior loan interest, the Fund would typically enter into a contractual agreement with the lender or other third party selling the participation, rather than directly with the borrower. As such, the Fund not only assumes the credit risk of the borrower, but also that of the selling participant or other persons interpositioned between the
Fund and the borrower. As of the end of the reporting period, the Fund had no such outstanding participation commitments.
Zero Coupon Securities:
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
Purchases and Sales:
Long-term purchases and sales during the current fiscal period were as follows:
The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. If a Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.
5. Derivative Investments
Each Fund is authorized to invest in certain derivative instruments. As defined by U.S. GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variables. Investments in derivatives as of the end of and/or during the current fiscal period, if any, are included within the Statement of Assets and Liabilities and the Statement of
Operations, respectively.
Market and Counterparty Credit Risk:
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform
(counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
6. Fund Shares
Common Share Transactions:
Transactions in common shares for the Funds during the Funds’ current and prior fiscal period, where applicable, were as follows:
Fund
Outstanding
Unfunded Senior Loan
Commitments
Floating Rate Income
$ 2,133,040
Credit Strategies Income
241,627
Fund
Purchases
Sales and
Maturities
JFR
$ 259,950,806 $ 273,969,974
JQC
360,306,908 412,667,174

Preferred Shares
Taxable Fund Preferred Shares:
The Funds have issued and have outstanding Taxable Fund Preferred (“TFP”) Shares, with a $1,000 liquidation preference per share. These TFP Shares were issued via private placement and are not publicly available.
Each Fund is obligated to redeem its TFP Shares by the date as specified in its offering documents (“Term Redemption Date”), unless earlier redeemed by the Fund. TFP Shares are initially issued in a pre-specified mode, however, TFP Shares can be subsequently designated as an alternative mode at a later date at the discretion of the Funds. The modes within TFP Shares detail the dividend mechanics and are described as follows. At a subsequent date, the Funds may establish additional mode structures with the TFP Share.
• Variable Rate Mode (“VRM”) – Dividends for TFP Shares designated in this mode are based upon a short-term index plus an additional fixed
“spread" amount established at the time of issuance or renewal / conversion of its mode. At the end of the period of the mode, the Fund will be required to either extend the term of the mode, designate an alternative mode or redeem the TFP Shares.
The fair value of TFP Shares while in VRM are expected to approximate their liquidation preference so long as the fixed “spread” on the shares remains roughly in line with the “spread’ being demanded by investors on instruments having similar terms in the current market. In current market conditions, the Adviser has determined that the fair value of the shares are approximately their liquidation preference, but their fair value could vary if market conditions change materially.
• Variable Rate Demand Mode (“VRDM”) – Dividends for TFP Shares designated in this mode will be established by a remarketing agent; therefore, the market value of the TFP Shares is expected to approximate its liquidation preference. While in this mode, shares will have an unconditional liquidity feature that enable its shareholders to require a liquidity provider, which each Fund has entered into a contractual agreement, to purchase shares in the event that the shares are not able to be successfully remarketed. In the event that shares within this mode are unable to be successfully remarketed and are purchased by the liquidity provider, the dividend rate will be the maximum rate which is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the shares. Each Fund is required to redeem any shares that are still owned by a liquidity provider after six months of continuous, unsuccessful remarketing.
The Funds will pay a liquidity and remarketing fee on the aggregate principal amount of all TFP Shares while within VRDM. Payments made by the
Funds to the liquidity provider and remarketing agent are recognized as “Liquidity fees” and “Remarketing fees”, respectively, on the Statement of
Operations.
For financial reporting purposes, the liquidation preference of TFP Shares is recorded as a liability and is recognized as a component of “TFP Shares, net” on the Statement of Assets and Liabilities. Dividends on the TFP shares are treated as interest payments for financial reporting purposes.
Unpaid dividends on TFP shares are recognized as a component on “Interest payable” on the Statement of Assets and Liabilities. Dividends accrued on TFP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.
Subject to certain conditions, TFP Shares may be redeemed, in whole or in part, at any time at the option of the Funds. Each Fund may also be required to redeem certain TFP shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share in all circumstances is equal to the liquidation preference per share plus any accumulated but unpaid dividends.
Costs incurred in connection with their offerings of TFP Shares were recorded as a deferred charge and are being amortized over the life of the shares. These offering costs are recognized as a component of “TFP Shares, net” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.
As of the end of the reporting period, JFR and JQC had $283,545,899 and $139,362,070 TFP Shares at liquidation preference, net of deferred offering costs, respectively. Further details of the Funds’ TFP Shares outstanding as of the end of the reporting period, were as follows:
The average liquidation preference of TFP Shares outstanding and the annualized dividend rate for the Fund during the current fiscal period were as follows:
Ok
JFR
Year Ended
7/31/23
Year Ended
7/31/22
Common Shares:
Issued in the Merger 77,137,719 —
Total 77,137,719 —
Fund Series
Shares
Outstanding
Liquidation
Preference
Term
Redemption Date Mode
JFR A 1,000 $100,000,000 January 1, 2031 VRDM
B 1,5 00 $115 ,000,000 December 1, 2030 VRM
C 70 0 $70 ,000,000 November 1, 2029 VRDM
Fund Series
Shares
Outstanding
Liquidation
Preference
Term
Redemption Date Mode
JQC A 1,400 $140,000,000 July 1, 2032 VRDM

Notes to Financial Statements
(continued)
Preferred Share Transactions:
Transactions in preferred shares during the Funds' current and prior fiscal period, where applicable, are noted in the following table.
Transactions in TFP Shares for the Funds, where applicable, were as follows:
7. Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.
Each Fund files income tax returns in U.S. federal and applicable state and local jurisdictions. A Fund's federal income tax returns are generally subject to examination for a period of three fiscal years after being filed. State and local tax returns may be subject to examination for an additional period of time depending on the jurisdiction. Management has analyzed each Fund's tax positions taken for all open tax years and has concluded that no provision for income tax is required in the Fund's financial statements.
Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing gains and losses on investment transactions. Temporary differences do not require reclassification. As of year end, permanent differences that resulted in reclassifications among the components of net assets relate primarily to bond premium amortization adjustments, investments in partnerships, nondeductible expenses, reorganization adjustments, and treatment of notional principal contracts. Temporary and permanent differences have no impact on a Fund’s net assets.
As of year end, the aggregate cost and the net unrealized appreciation/(depreciation) of all investments for federal income tax purposes were as follows:
For purposes of this disclosure, tax cost generally includes the cost of portfolio investments as well as up-front fees or premiums exchanged on derivatives and any amounts unrealized for income statement reporting but realized income and/or capital gains for tax reporting, if applicable.
As of year end, the components of accumulated earnings on a tax basis were as follows:
The tax character of distributions paid were as follows:
Fund
Average
Liquidation
Preference of TFP
Shares
Outstanding
Annualized
Dividend Rate
JFR
$ 100,506,849 4.35%
JQC
140,000,000 4.34
Year Ended July 31, 2023
JFR Series Shares Amount
TFP Shares issued* B 115,000 $115,000,000
C 70,000 $70,000,000
Year Ended July 31, 2022
JQC Series Shares Amount
TFP Shares issued A 140,000 $140,000,000
*  Issued in the Merger
Fund
Tax Cost
Gross Unrealized
Appreciation
Gross
Unrealized
(Depreciation)
Net
Unrealized
Appreciation
(Depreciation)
JFR
$ 2,085,135,596 $ 44,604,079 $ (134,424,523) $ (89,820,444)
JQC
1,352,788,131 15,805,834 (74,618,050) (58,812,216)
Fund
Undistributed
Ordinary
Income
Undistributed
Long-Term
Capital Gains
Unrealized
Appreciation
(Depreciation)
Capital Loss
Carryforwards
Late-Year Loss
Deferrals
Other
Book-to-Tax
Differences Total
JFR
$ 2,793,000 $ — $ (89,820,444) $ (353,447,784) $ — $ (4,240,426) $ (444,715,654)
JQC
— — (58,809,666) (294,692,618) — (6,441,441) (359,943,725)

As of year end, the Funds had capital loss carryforwards, which will not expire:
8. Management Fees and Other Transactions with Affiliates
Management Fees:
Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:
The annual complex-level fee, payable monthly, for each Fund is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund’s daily managed assets:
* For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end funds that constitute ‘’eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a
7/31/23 7/31/22
Fund
Ordinary
Income
Long-Term
Capital Gains
Return
of
Capital
Ordinary
Income
Long-Term
Capital Gains
Return
of
Capital
JFR
$ 49,433,689 $ — $ — $ 35,004,216 $ — $ 5,066,385
JQC
72,562,902 — 2,496,840 47,176,021 — 17,563,855
Fund
Short-Term Long-Term Total
JFR
1
$ 34,764,095 $ 318,683,689 $ 353,447,784
JQC
45,832,217 248,860,401 294,692,618
1
A portion of JFR's capital loss carryforwards is subject to an annual limitation under the Internal Revenue Code and related regulations.
Average Daily Managed Assets*
JFR
Fund-Level Fee
Rate
JQC
Fund-Level
Fee Rate
For the first $500 million 0.6500% 0.6800%
For the next $500 million 0.6250 0.6550
For the next $500 million 0.6000 0.6300
For the next $500 million 0.5750 0.6050
For managed assets over $2 billion 0.5500 0.5800
Complex-Level Eligible Asset Breakpoint Level* Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion 0.2000%
$56 billion 0.1996
$57 billion 0.1989
$60 billion 0.1961
$63 billion 0.1931
$66 billion 0.1900
$71 billion 0.1851
$76 billion 0.1806
$80 billion 0.1773
$91 billion 0.1691
$125 billion 0.1599
$200 billion 0.1505
$250 billion 0.1469
$300 billion 0.1445

Notes to Financial Statements
(continued)
$550,000,000
determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective
January 1, 2011, but do not include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. As of July
31, 2023, the complex-level fee for each Fund was as follows:
9. Commitments and Contingencies
In the normal course of business, each Fund enters into a variety of agreements that may expose the Funds to some risk of loss. These could include recourse arrangements for certain agreements related to preferred shares, which are described elsewhere in these Notes to Financial Statements.
The risk of future loss arising from such agreements, while not quantifiable, is expected to be remote. As of the end of the reporting period, the
Funds did not have any unfunded commitments other than those disclosed in the Notes to Financial Statements.
From time to time, the Funds may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Funds' rights under contracts. As of the end of the reporting period, management has determined that any legal proceeding(s)
the Funds are subject to, including those described within this report, are unlikely to have a material impact to any of the Funds’ financial statements.
10. Borrowings Arrangements and Reverse Repurchase Agreements
Borrowings:
Each Fund has entered into a borrowing arrangement (“Borrowings”) as a means of leverage.
JFR has entered into a revolving credit and security agreement with certain banks and their affiliates. JQC has entered into a borrowing agreement with a bank and its affiliate. As of the end of the reporting period, each Fund’s maximum commitment amount under its Borrowings is as follows:
On July 31, 2023, JFR entered into a new Borrowing facility and changed its interest on Borrowings to 1-Month Term Secured Overnight Financing
Rate (SOFR) plus 0.95% per annum on the amount borrowed. JFR accrues 0.15% per annum on the undrawn balance if the undrawn portion of the Borrowings on a particular day is more than the maximum commitment amount. JFR also accrued an upfront fee of 0.05% per annum on the maximum commitment amount. During December 2022, JFR amended its Borrowings and changed its interest on Borrowings to 1- Month Term
SOFR plus 1.00% per annum on the amount borrowed. All other terms remain unchanged.
Interest is charged at a rate equal to 1-Month Term SOFR plus 0.95% (1-Month Term SOFR plus 1.00% for the period December 17, 2022 through
July 30, 2023 and 1-Month LIBOR plus 0.80% prior to December 16, 2022) for JFR. JFR accrues 0.15% per annum (0.25% prior to July 31, 2023)
on the undrawn balance if the undrawn portion of the Borrowings on a particular day is more than the maximum commitment amount (25% of the maximum commitment amount prior to July 31, 2023). Interest is charged on the Borrowings at a rate per annum equal to the daily SOFR plus 1.10%
for JQC and the Fund accrues 1.10% per annum on any positive difference between 90% of the maximum commitment amount and the daily drawn amount.
During the Funds’ utilization period(s) during the current fiscal period, the average daily balance outstanding (which was for the entire current reporting period) and average annual interest rate on the Funds’ Borrowings were as follows:
Other Borrowings Information for the Funds:
In order to maintain their Borrowings, the Funds must meet certain collateral, asset coverage and other requirements. Each Fund’s Borrowings outstanding is fully secured by eligible securities held in its portfolio of investments.
Each Fund’s Borrowings outstanding is recognized as “Borrowings” on the Statement of Assets and Liabilities. Interest expense incurred on the borrowed amount, undrawn balance and initial fees are recognized as a component of “Interest expense and amortization of offering costs” on the
Statement of Operations.
Reverse Repurchase Agreements:
During the current fiscal period, JQC utilized reverse repurchase agreements as a means of leverage.
Fund
Complex-Level Fee
JFR
0.1594%
JQC
0.1594%
Fund
Maximum
Commitment
Amount
JFR
JQC
$235,000,000
Fund
Utilization
Period (Days
Outstanding)
Average
Daily Balance
Outstanding
Average Annual
Interest Rate
JFR
365 $ 230,666,301 5.07%
JQC
365 225,681,918 5.12

The Fund may enter into a reverse repurchase agreement with brokers, dealers, banks or other financial institutions that have been determined by the Adviser to be creditworthy. In a reverse repurchase agreement, the Fund sells to the counterparty a security that it holds with a contemporaneous agreement to repurchase the same security at an agreed-upon price and date, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Fund. Cash received in exchange for securities delivered, plus accrued interest payments to be made by the Fund to a counterparty, are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recognized as a component of "Interest expense and amortization of offering costs" on the Statement of Operations.
In a reverse repurchase agreement, the Fund retains the risk of loss associated with the sold security. Reverse repurchase agreements also involve the risk that the purchaser fails to return the securities as agreed upon, files for bankruptcy or becomes insolvent. Upon a bankruptcy or insolvency of a counterparty, the Fund is considered to be an unsecured creditor with respect to excess collateral and as such the return of excess collateral may be delayed.
As of the end of the reporting period, the Fund’s outstanding balances on its reverse repurchase agreements were as follows
N/A – Maturity is not applicable. The final repurchase date will be established following pre-specified advance notice by the Fund or the counterparty to the reverse repurchase agreement.
During the current fiscal period, the average daily balance outstanding (which was for the entire current reporting period) and average annual interest rate on the Fund’s reverse repurchase agreements were as follows:
The following table presents the reverse repurchase agreements subject to netting agreements and the collateral delivered related to those reverse repurchase agreements.
11. Inter-Fund Borrowing and Lending
Inter-Fund Borrowing and Lending:
The SEC has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund
Program”). The closed-end Nuveen funds, including the Funds covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund
Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4)
no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-
fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.
The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
Fund Counterparty Rate
Principal
Amount Maturity Value
Value and Accrued
Interest
JQC Societe Generale Daily SOFR plus 0.85% $ (142,000,000) N/A $ (142,000,000) $ (142,821,375)
Fund
Utilization
Period (Days
Outstanding)
Average
Daily Balance
Outstanding
Average Annual
Interest Rate
JQC
365 $ $142,000,000 5.08%
Fund Counterparty
Reverse
Repurchase
Agreements*
Collateral
Pledged to
Counterparty
JQC Societe Generale $ (142,821,375) $ 166,494,976
* Represents gross value and accrued interest for the counterparty as reported in the preceding table.

Notes to Financial Statements
(continued)
During the current reporting period, none of the Funds covered by this shareholder report have entered into any inter-fund loan activity.
12. Fund Mergers
The Mergers as previously described in these Notes to Financial Statements were structured to qualify as tax-free reorganizations under the Internal
Revenue Code for federal income tax purposes, and the Target Funds’ shareholders recognized no gain or loss for federal income tax purposes as a result. Prior to the closing of each Merger, the Target Funds distributed all of their net investment income and capital gains, if any. Such a distribution may be taxable to the Target Funds’ shareholders for federal income tax purposes.
Investments :
The cost, fair value and net unrealized appreciation (depreciation) of the investments (including investments in derivatives) of the
Target Funds as of the date of each Merger, were as follows:
For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Target Funds were carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.
Common Shares:
The common shares outstanding, net assets applicable to common shares and NAV per common share outstanding immediately before and after each Merger were as follows:
Pro Forma Results of Operations (Unaudited):
The beginning of NSL, JRO and JSD’s current fiscal period was August 1, 2022. Assuming the
Mergers had been completed on August 1, 2022, the beginning of the Acquiring Fund’s current fiscal period, the pro forma results of operations for the Fund’s current fiscal period, are as follows:
Because the combined investment portfolio of each Merger has been managed as a single integrated portfolio since each Merger was completed, it is not practicable to separate the amounts of revenue and earnings of each Target Fund that have been included in the Statement of Operations of the Acquiring Fund since each Merger was consummated.
Cost and Expenses:
In connection with each Merger, the Acquiring Fund incurred certain associated costs and expenses. Such amounts were included as components of “Accrued other expenses” on the Statement of Assets and Liabilities and “Merger expenses” on the Statement of
Operations.
NSL JRO JSD
Cost of investments $344,632,384 $609,923,927 $222,044,352
Fair value of investments 328,685,550 584,427,318 211,314,732
Net unrealized appreciation (depreciation) of investments (15,946,834) (25,496,609) (10,729,620)
Target Fund - Prior to Merger into JFR NSL JRO JSD
Common shares outstanding 38,611,472 40,541,218 10,085,648
Net assets applicable to common shares $204,836,272 $365,458,910 $134,456,772
NAV per common share outstanding $5.31 $9.01 $13.33
Acquiring Fund - Prior to Merger JFR
Common shares outstanding 56,918,468
Net assets applicable to common shares $520,022,658
NAV per common share outstanding $9.14
Acquiring Fund - Post Merger JFR
Common shares outstanding 134,056,187
Net assets applicable to common shares $1,224,774,612
NAV per common share outstanding $9.14
Acquiring Fund - Pro Forma Results from Operations JFR
Net investment income (loss) $117,699,093
Net realized and unrealized gains (losses) (127,454,722)
Change in net assets resulting from operations (9,755,629)

Shareholder Update
(Unaudited)

CURRENT INVESTMENT OBJECTIVES, INVESTMENT POLICIES AND PRINCIPAL RISKS OF THE FUNDS
NUVEEN FLOATING RATE INCOME FUND (JFR)
Investment Objective
The Fund’s investment objective is to achieve a high level of current income.
Investment Policies
The Fund invests at least 80% of its Assets (as defined below) in secured Senior Loans and unsecured Senior Loans, which unsecured Senior Loans will be, at the time of investment, investment grade quality.
With respect to the Fund’s Senior Loans included in the 80% policy, such instruments will at times have a dollar-weighted average time until the next interest rate adjustment of 90 days or less.
“Assets” mean the net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.
Under normal circumstances:
The Fund invests at least 65% of its Managed Assets in Senior Loans that are secured by specific collateral.
The Fund may invest its Managed Assets without limit in Senior Loans and other debt instruments that are, at the time of investment, rated below investment grade or unrated but judged to be of comparable quality. Investment grade quality securities are those securities that, at the time of investment, are (i) rated by at least one nationally recognized statistical rating organization NRSRO within the four highest grades
(BBB- or Baa3 or better by S&P, Moody’s or Fitch, or (ii) unrated but judged to be of comparable quality. However, no more than 30% of the
Fund’s Managed Assets may be invested in Senior Loans and other debt securities that are, at the time of investment, rated CCC+ or Caa or below by S&P, Moody’s or Fitch or that are unrated but judged to be of comparable quality.
The Fund may invest up to 20% of its Managed Assets in (i) other debt securities such as investment and non-investment grade debt securities, convertible securities and structured notes (other than structured notes that are designed to provide returns and risks that emulate those of Senior Loans, which may be treated as an investment in Senior Loans for purposes of the 80% requirement set forth above), (ii) mortgage-related and other asset-backed securities (including collateralized loan obligations and collateralized debt obligations), and (iii) debt securities and other instruments issued by government, government-related or supranational issuers (commonly referred to as sovereign debt securities). No more than 5% of the Fund’s Managed Assets may be invested in each of convertible securities, mortgage-
related and other asset-backed securities, and sovereign debt securities. The debt securities in which the Fund may invest may have short-term, intermediate-term or long-term maturities. The Fund also may receive warrants and equity securities issued by a borrower or its affiliates in connection with the Fund’s other investments in such entities.
The Fund maintains an average duration of one year or less for its portfolio investments in Senior Loans and other debt instruments.
The Fund will not invest in inverse floating rate securities.
The Fund may invest up to 20% of its Managed Assets in securities of non-U.S. issuers (which includes borrowers) that are U.S. dollar or non-
U.S. dollar denominated. The Fund’s Managed Assets to be invested in Senior Loans and other debt instruments of non-U.S. issuers may include debt securities of issuers located, or conducting their business in, emerging markets countries.
The Fund may not invest more than 20% of its Managed Assets in securities from an industry which (for purposes of this policy) generally refers to the classification of companies in the same or similar lines of business such as the automotive, textiles and apparel, hotels, media production and consumer retailing industries. The Fund may invest more than 20% of its Managed Assets in sectors which (for purposes of this policy) generally refers to broader classifications of industries, such as the consumer discretionary sector which includes the automotive, textiles and apparel, hotels, media production and consumer retailing industries, provided the Fund’s investment in a particular industry within the sector does not exceed the industry limitation.
The Fund may invest up to 5% of its Managed Assets in iBoxx Loan Total Return Swaps. An iBoxx Loan Total Return Swap is a specific type of total return swap on an index that is designed to provide exposure to the Senior Loan market. The iBoxx Loan Total Return Swap’s underlying index is the Markit iBoxx USD Liquid Leveraged Loans Total Return Index, which is one of a subset of indices designed to track the broader, rules-based Markit iBoxx USD Liquid Leveraged Loan Index. “iBoxx Loan Total Return Swaps” means total return swaps written on the Markit iBoxx USD Liquid Leveraged Loans Total Return Index.
The foregoing policies apply only at the time of any new investment.

Shareholder Update
(Unaudited) (continued)
Approving Changes in Investment Policies
The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, with respect to the Fund’s policy of investing at least 80% of its Assets in secured Senior Loans and unsecured Senior Loans, which unsecured Senior Loans will be, at the time of investment, investment grade quality, such policy may not be changed without 60 days’ prior written notice.
Portfolio Contents
The Fund generally invests in Senior Loans. Senior Loans typically hold the most senior position in the capital structure of a business entity, are typically secured with specific collateral and have a claim on the assets and/or stock of the issuer that is senior to that held by subordinated debt holders and stockholders of the issuer.
Senior Loans generally include: (i) Senior Loans made by banks or other financial institutions to U.S. and non-U.S. corporations, partnerships and other business entities (each a “Borrower” and, collectively, “Borrowers”), (ii) assignments of such interests in Senior Loans, or (iii) participation interests in Senior Loans. Generally, an assignment is the actual sale of the loan, in whole or in part. A participation, on the other hand, means that the original lender maintains ownership over the loan and the participant has only a contract right against the original lender, not a credit relationship with the Borrower. Senior Loans typically hold the most senior position in the capital structure of a Borrower, are typically secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debt holders and stockholders of the Borrower. The capital structure of a Borrower may include Senior Loans, senior and junior subordinated debt, preferred stock and common stock issued by the Borrower, typically in descending order of seniority with respect to claims on the Borrower’s assets. The proceeds of Senior Loans primarily are used by Borrowers to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, refinancings, internal growth and for other corporate purposes. A Senior Loan is typically originated, negotiated and structured by a U.S. or non-U.S. commercial bank, insurance company, finance company or other financial institution (“Agent”) for a lending syndicate of financial institutions which typically includes the Agent (“Lenders”). The Agent typically administers and enforces the Senior Loan on behalf of the other Lenders in the syndicate. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Lenders. The Fund normally will rely primarily on the Agent to collect principal of and interest on a Senior Loan. Also, the Fund usually will rely on the Agent to monitor compliance by the Borrower with the restrictive covenants in a loan agreement.
Senior loans in which the Fund invests generally pay interest at rates that are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate plus a premium or credit spread. The interest rates on senior loans are generally based on a percentage above he London Inter-Office Bank Rate (“LIBOR”), the Secured Oversight Financing Rate (“SOFR”), a U.S. bank’s prime or base rate, the overnight federal funds rate or another rate. The publication of U.S. dollar LIBOR as a representative reference rate ceased as of June 30, 2023, although the publication of synthetic 1-month, 3-month and 6-month U.S. dollar LIBOR will continue for a limited time for use in connection with a small number of legacy financial contracts that have not yet transitioned to SOFR or another replacement reference rate. SOFR and other replacement reference rates are relatively new, which may result in, among other things, increased volatility or illiquidity in markets for instruments that rely on such reference rates. As adjustable rate loans, the frequency of how often a senior loan resets its interest rate will impact how closely such senior loans track current market interest rates. Senior loans typically have a stated term of between one and eight years.
The Fund may purchase participations in Senior Loans. By purchasing a participation interest in a loan, the Fund acquires some or all of the interest of a bank or other financial institution in a loan to a Borrower. Under a participation, the Fund generally will have rights that are more limited than the rights of lenders or of persons who acquire a Senior Loan by assignment. In a participation, the Fund typically has a contractual relationship with the lender selling the participation, but not with the Borrower. As a result, the Fund assumes the credit risk of the lender selling the participation in addition to the credit risk of the Borrower. In the event of insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not have a senior claim to the lenders’ interest in the Senior Loan. A lender selling a participation and other persons interpositioned between the lender and the Fund with respect to participations will likely conduct their principal business activities in the banking, finance and financial services industries.
The Fund may invest in corporate debt securities, including corporate bonds. Corporate debt securities are fully taxable debt obligations issued by corporations. These securities fund capital improvements, expansions, debt refinancing or acquisitions that require more capital than would ordinarily be available from a single lender. Investors in corporate debt securities lend money to the issuing corporation in exchange for interest payments and repayment of the principal at a set maturity date. Rates on corporate debt securities are set according to prevailing interest rates at the time of the issue, the credit rating of the issuer, the length of the maturity and other terms of the security, such as a call feature.
The Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets.
The Fund may invest in debtor-in-possession financings (commonly called “DIP financings”). DIP financings are arranged when an entity seeks the protections of the bankruptcy court under chapter 11 of the U.S. Bankruptcy Code. These financings allow the entity to continue its business operations while reorganizing under chapter 11. Such financings are senior liens on unencumbered security (i.e., security not subject to other creditors claims).
The Fund may acquire equity securities and warrants issued by a Borrower or its affiliates as part of a package of investments in the Borrower or its affiliates issued in connection with a Senior Loan of the Borrower. The Fund also may convert a warrant so acquired into the underlying security.
Investments in warrants and equity securities entail certain risks in addition to those associated with investments in Senior Loans. The value of these securities may be affected more rapidly, and to a greater extent, by company-specific developments and general market conditions. These risks may increase fluctuations in the Fund’s NAV. The Fund may possess material non-public information about a Borrower as a result of its ownership of a
Senior Loan of such Borrower. Because of prohibitions on trading in securities of issuers while in possession of such information the Fund might be unable to enter into a transaction in a security of such a Borrower when it would otherwise be advantageous to do so.
The Fund may invest in convertible securities, which may include convertible debt, convertible preferred stock, synthetic convertible securities and may also include secured and unsecured debt, based upon the judgment of the Fund’s sub-adviser. Convertible securities may pay interest or dividends that are based on a fixed or floating rate. A convertible security is a preferred stock, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula.
The Fund may invest in mortgage-related securities. Mortgage-related securities are debt instruments that provide periodic payments consisting of interest and/or principal that are derived from or related to payments of interest and/or principal on underlying mortgages. Additional payments on mortgage-related securities may be made out of unscheduled prepayments of principal resulting from the sale of the underlying property, or from refinancing or foreclosure, net of fees or costs that may be incurred. The mortgage-related securities in which the Fund invests will typically pay variable rates of interest, although the Fund may invest in fixed-rate obligations as well.
The Fund may invest in certain asset-backed securities (“ABS”). ABS are payment claims that are securitized in the form of negotiable paper that is issued by a financing company (generally called a Special Purpose Vehicle or “SPV”). These securitized payment claims are, as a rule, corporate financial assets brought into a pool according to specific diversification rules. The SPV is a company founded solely for the purpose of securitizing these claims and its only asset is the risk arising out of this diversified asset pool. On this basis, marketable securities are issued which, due to the diversification of the underlying risk, generally represent a lower level of risk than the original assets. The redemption of the securities issued by the
SPV takes place at maturity out of the cash flow generated by the collected claims.
The Fund may invest in collateralized loan obligations (“CLOs”). A CLO is a structured credit security issued by an SPV that was created to reapportion the risk and return characteristics of a pool of assets. The assets, typically Senior Loans, are used as collateral supporting the various debt tranches issued by the SPV. The key feature of the CLO structure is the prioritization of the cash flows from a pool of debt securities among the several classes of CLO holders, thereby creating a series of obligations with varying rates and maturities appealing to a wide range of investors.
CLOs generally are secured by an assignment to a trustee under an indenture pursuant to which the bonds are issued of collateral consisting of a pool of debt instruments, usually, non-investment grade bank loans. Payments with respect to the underlying debt securities generally are made to the trustee under the indenture. CLOs are designed to be retired as the underlying debt instruments are repaid. In the event of sufficient early prepayments on such debt instruments, the class or series of CLO first to mature generally will be retired prior to maturity. Therefore, although in most cases the issuer of CLOs will not supply additional collateral in the event of such prepayments, there will be sufficient collateral to secure their priority with respect to other CLO tranches that remain outstanding. The credit quality of these securities depends primarily upon the quality of the underlying assets, their priority with respect to other CLO tranches and the level of credit support and/or enhancement provided.
The Fund also may invest in collateralized debt obligations (“CDOs”). A CDO is a structured credit security issued by an SPV that was created to reapportion the risk and return characteristics of a pool of assets. The assets, typically non-investment grade bonds, leveraged loans, and other asset-backed obligations, are used as collateral supporting the various debt and equity tranches issued by the SPV. CDOs operate similarly to CLOs.
The Fund may invest in commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.
The Fund may invest in U.S. Government securities. U.S. Government securities include (1) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one year to ten years)
and U.S. Treasury bonds (generally maturities of greater than ten years) and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are supported by any of the following: (i) the full faith and credit of the U.S. Treasury, (ii) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (iii) discretionary authority of the U.S. Government to purchase certain obligations of the U.S. Government agency or instrumentality or (iv) the credit of the agency or instrumentality.
The Fund may invest in securities of non-U.S. issuers that are U.S. dollar or non-U.S. dollar denominated. The Fund may invest in any region of the world and invest in companies operating in developed countries such as Canada, Japan, Australia, New Zealand and most Western European countries. An “emerging market” country is any country determined to have an emerging markets economy, considering, among other things, factors such as whether the country has a low-to-middle income economy according to the World Bank or its related organizations, the country’s credit rating, its political and economic stability and the development of its financial and capital markets. These countries generally include countries located in Latin America, the Caribbean, Asia, Africa, the Middle East and Eastern and Central Europe. Securities of non-U.S. issuers include American Depository Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) or other securities representing underlying shares of non-U.S.
issuers. Positions in those securities are not necessarily denominated in the same currency as the common stocks into which they may be converted.
ADRs are receipts typically issued by an American bank or trust company evidencing ownership of the underlying securities. GDRs are U.S. dollar-
denominated receipts evidencing ownership of non-U.S. securities. Generally, ADRs, in registered form, are designed for the U.S. securities markets and GDRs, in bearer form, are designed for use in non-U.S. securities markets. The Fund may invest in sponsored or unsponsored ADRs. In the case of an unsponsored ADR, the Fund is likely to bear its proportionate share of the expenses of the depository and it may have greater difficulty in receiving shareholder communications than it would have with a sponsored ADR.
The Fund may invest in Eurodollar instruments and Yankee bonds. Yankee bonds are U.S. dollar denominated bonds typically issued in the U.S. by
non-U.S. governments and their agencies and non-U.S. banks and corporations. These investments involve risks that are different from investments in securities issued by U.S. issuers, including potential unfavorable political and economic developments, non-U.S. withholding or other taxes, seizure of non-U.S. deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.

Shareholder Update
(Unaudited) (continued)
The Fund may invest in sovereign debt securities issued by issuers located, or conducting their business, in emerging markets countries, and a wide variety of bonds and other debt instruments of varying maturities issued by domestic and non-U.S. corporations, including high yield debt securities.
The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation.
The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within
15 to 45 days of the trade date.
The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the 1933 Act, and repurchase agreements with maturities in excess of seven days.
The Fund may enter into certain derivative instruments in pursuit of its investment objective, including to seek to enhance return, to hedge certain risks of its investments in Senior Loans or as a substitute for a position in the underlying asset. Such instruments include total return swaps; interest rate swaps; credit default swaps; interest rate caps; interest rate floors; interest rate collars; swaptions; credit-linked notes; securities indices;
other indices or other financial instruments; stock and bond index futures; futures contracts on securities; options on securities; options on futures contracts; options on stock and bond indexes; interest rate futures; exchange-traded and over-the-counter options on securities or indices; index linked securities; currency exchange transactions; financial futures; options on financial futures; index futures; index options; index options on futures contracts; interest rate options; interest rate option on futures contracts; short sales; structured notes; options on U.S. Treasury security or U.S.
Government
The Fund may also invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in the types in which the Fund may invest directly, to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules and regulations issued thereunder.
Use of Leverage
The Fund uses leverage to pursue its investment objective. The Fund may use leverage to the extent permitted by the 1940 Act. The Fund may source leverage through a number of methods including through borrowings, issuing Preferred Shares, the issuance of debt securities, and entering into reverse repurchase agreements (effectively a borrowing). In addition, the Fund may use derivatives that may have the economic effect of leverage, such as certain credit default swaps, total return swaps and bond futures. The amount and sources of leverage will vary depending on market conditions.
Temporary Defensive Periods
During temporary defensive periods (e.g., times when, in the Fund’s investment adviser’s and/or the Fund’s sub-adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the Senior Loan market adversely affect the price at which Senior Loans are available), the Fund may invest up to 100% of its assets in high quality, short-term securities, and in short-, intermediate-, or long-term U.S. Treasury securities. There can be no assurance that such techniques will be successful. Accordingly, during such periods, the Fund may not achieve its investment objective.

NUVEEN CREDIT STRATEGIES INCOME FUND (JQC)
Investment Objectives
The Fund’s primary investment objective is to achieve a high level of current income. The Fund’s secondary investment objective is total return.
Investment Policies
The Fund will invest at least 80% of its Assets (as defined below), at time of purchase, in loans or securities that are senior to its common equity in the issuing company’s capital structure, including but not limited to debt securities and preferred securities.
“Assets” mean the net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.
Under normal circumstances:
The Fund may invest without limitation in instruments that are rated below investment grade or are unrated but judged to be of comparable quality. Investment grade quality instruments are those that are (i) rated by at least one NRSRO within the four highest grades (BBB- or Baa3 or better by S&P, Moody’s or Fitch), or (ii) unrated but judged to be of comparable quality. However, the Fund may not invest more than
30% of its Managed Assets in instruments that are rated CCC/Caa or lower at the time of investment (or are unrated but judged by the
Fund’s sub-adviser to be of comparable quality).
The Fund may invest up to 20% of its Managed Assets in instruments of non-U.S. issuers that are U.S. dollar or non-U.S. dollar denominated, including instruments of issuers located, or conducting their business in, emerging markets countries.
The Fund may invest up to 25% of its Managed Assets in collateralized loan obligation (“CLO”) debt securities.
The foregoing policies apply only at the time of any new investment.
Approving Changes in Investment Policies
The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, with respect to the Fund’s policy of investing at least 80% of its Assets in loans or securities that are senior to its common equity in the issuing company’s capital structure, such policy may not be changed without 60 days’ prior written notice.
Portfolio Contents
The Fund may invest in collateralized loan obligations (“CLOs”). A CLO is a structured credit security issued by an SPV that was created to reapportion the risk and return characteristics of a pool of assets. The assets, typically Senior Loans, are used as collateral supporting the various debt tranches issued by the SPV. The key feature of the CLO structure is the prioritization of the cash flows from a pool of debt securities among the several classes of CLO holders, thereby creating a series of obligations with varying rates and maturities appealing to a wide range of investors.
CLOs generally are secured by an assignment to a trustee under an indenture pursuant to which the bonds are issued of collateral consisting of a pool of debt instruments, usually, non-investment grade bank loans. Payments with respect to the underlying debt securities generally are made to the trustee under the indenture. CLOs are designed to be retired as the underlying debt instruments are repaid. In the event of sufficient early prepayments on such debt instruments, the class or series of CLO first to mature generally will be retired prior to maturity. Therefore, although in most cases the issuer of CLOs will not supply additional collateral in the event of such prepayments, there will be sufficient collateral to secure their priority with respect to other CLO tranches that remain outstanding. The credit quality of these securities depends primarily upon the quality of the underlying assets, their priority with respect to other CLO tranches and the level of credit support and/or enhancement provided.
The Fund also may invest in collateralized debt obligations (“CDOs”). A CDO is a structured credit security issued by an SPV that was created to reapportion the risk and return characteristics of a pool of assets. The assets, typically non-investment grade bonds, leveraged loans, and other asset-backed obligations, are used as collateral supporting the various debt and equity tranches issued by the SPV. CDOs operate similarly to CLOs.
The Fund may invest in corporate debt instruments. Corporate debt instruments generally are used by corporations to borrow money from investors.
The Issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain debt instruments in which the Fund may invest may be “perpetual” in that they have no maturity date and some may be convertible into equity securities of the Issuer or its affiliates. The Fund may invest in debt instruments of any quality and such debt instruments may be secured or unsecured. In addition, certain debt instruments in which the Fund may invest may be subordinated to the payment of an Issuer’s senior debt.
The Fund may in senior loans. Senior loans typically hold the most senior position in the capital structure of a business entity, are typically secured with specific collateral and have a claim on the assets and/or stock of the issuer that is senior to that held by subordinated debt holders and stockholders of the issuer.
Senior loans generally include: (i) senior loans made by banks or other financial institutions to U.S. and non-U.S. corporations, partnerships and other business entities (each a “Borrower” and, collectively, “Borrowers”), (ii) assignments of such interests in senior loans, or (iii) participation interests in senior loans. Generally, an assignment is the actual sale of the loan, in whole or in part. A participation, on the other hand, means that the original lender maintains ownership over the loan and the participant has only a contract right against the original lender, not a credit relationship with the

Shareholder Update
(Unaudited) (continued)
Borrower. Senior loans typically hold the most senior position in the capital structure of a Borrower, are typically secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debt holders and stockholders of the Borrower.
The capital structure of a Borrower may include senior loans, senior and junior subordinated debt, preferred stock and common stock issued by the
Borrower, typically in descending order of seniority with respect to claims on the Borrower’s assets. The proceeds of senior loans primarily are used by Borrowers to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, refinancings, internal growth and for other corporate purposes. A senior loan is typically originated, negotiated and structured by a U.S. or non-U.S. commercial bank, insurance company, finance company or other financial institution (“Agent”) for a lending syndicate of financial institutions which typically includes the Agent (“Lenders”).
The Agent typically administers and enforces the senior loan on behalf of the other Lenders in the syndicate. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Lenders. The Fund normally will rely primarily on the Agent to collect principal of and interest on a senior loan. Also, the Fund usually will rely on the Agent to monitor compliance by the Borrower with the restrictive covenants in a loan agreement.
Senior loans in which the Fund invests generally pay interest at rates that are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate plus a premium or credit spread. The interest rates on senior loans are generally based on a percentage above LIBOR, SOFR, a U.S. bank’s prime or base rate, the overnight federal funds rate or another rate. The publication of U.S. dollar LIBOR as a representative reference rate ceased as of June 30, 2023, although the publication of synthetic 1-month, 3-month and 6-month U.S. dollar LIBOR will continue for a limited time for use in connection with a small number of legacy financial contracts that have not yet transitioned to SOFR or another replacement reference rate. SOFR and other replacement reference rates are relatively new, which may result in, among other things, increased volatility or illiquidity in markets for instruments that rely on such reference rates. As adjustable rate loans, the frequency of how often a senior loan resets its interest rate will impact how closely such senior loans track current market interest rates. Senior loans typically have a stated term of between one and eight years.
The Fund may invest in adjustable rate subordinated loans. The subordinated loans in which the Fund may invest are typically privately-negotiated investments that rank subordinate in priority of payment to senior debt, such as Senior Loans, and are often unsecured. However, such subordinated loans rank senior to common and preferred equity in a Borrower’s capital structure. Subordinated loans may have elements of both debt and equity instruments, offering fixed or adjustable rates of return in the form of interest payments associated with senior debt, while providing lenders an opportunity to participate in the capital appreciation of a Borrower, if any, through an equity interest. This equity interest may take the form of warrants or direct equity investments which will be in conjunction with the subordinated loans. Due to their higher risk profile and often less restrictive covenants as compared to Senior Loans, subordinated loans generally earn a higher return than secured Senior Loans. The warrants associated with subordinated loans are typically detachable, which allows lenders the opportunity to receive repayment of their principal on an agreed amortization schedule while retaining their equity interest in the Borrower. Subordinated loans also may include a “put” feature, which permits the holder to sell its equity interest back to the Borrower at a price determined through an agreed formula.
The Fund may invest in subordinated loans that are primarily unsecured and that provide for relatively high, adjustable rates of interest, providing the Fund with significant current interest income. The subordinated loans in which the Fund may invest may have interest-only payments in the early years, with amortization of principal deferred to the later years of the subordinated loans. In some cases, the Fund may acquire subordinated loans that, by their terms, convert into equity or additional debt instruments or defer payments of interest for the first few years after issuance. Also, in some cases the subordinated loans in which the Fund may invest will be collateralized by a subordinated lien on some or all of the assets of the
Borrower. Typically, subordinated loans in which the Fund may invest will have maturities of four to eight years.
The Fund may invest in common stocks and other equity securities. Common stocks generally represent an ownership interest in an issuer, without preference over any other class of securities, including such issuer’s fixed income securities and senior equity securities. Dividend payments generally are not guaranteed and so may be discontinued by the issuer at its discretion or because of the issuer’s inability to satisfy its liabilities. Further, an issuer’s history of paying dividends does not guarantee that it will continue to pay dividends in the future. In addition to dividends, under certain circumstances the Fund may benefit from capital appreciation of an issuer’s common stock.
The Fund may invest in convertible securities, which may include convertible debt, convertible preferred stock, synthetic convertible securities and may also include secured and unsecured debt, based upon the judgment of the Fund’s sub-adviser. Convertible securities may pay interest or dividends that are based on a fixed or floating rate. A convertible security is a preferred stock, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula.
The Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets.
For cash management purposes, the Fund may enter into repurchase agreements (a purchase of, and a simultaneous commitment to resell, a financial instrument at an agreed upon price on an agreed upon date) only with member banks of the Federal Reserve System and member firms of the New York Stock Exchange. When participating in repurchase agreements, the Fund buys securities from a vendor, e.g., a bank or brokerage firm, with the agreement that the vendor will repurchase the securities at a higher price at a later date. Such transactions afford an opportunity for the
Fund to earn a return on available cash at minimal market risk, although the Fund may be subject to various delays and risks of loss if the vendor is unable to meet its obligation to repurchase.
The Fund may invest in debtor-in-possession financings (commonly called “DIP financings”). DIP financings are arranged when an entity seeks the protections of the bankruptcy court under chapter 11 of the U.S. Bankruptcy Code. These financings allow the entity to continue its business operations while reorganizing under chapter 11. Such financings are senior liens on unencumbered security (i.e., security not subject to other creditors claims).

The Fund may acquire equity securities and warrants issued by a Borrower or its affiliates as part of a package of investments in the Borrower or its affiliates issued in connection with a Senior Loan of the Borrower. The Fund also may convert a warrant so acquired into the underlying security.
Investments in warrants and equity securities entail certain risks in addition to those associated with investments in Senior Loans. The value of these securities may be affected more rapidly, and to a greater extent, by company-specific developments and general market conditions. These risks may increase fluctuations in the Fund’s NAV. The Fund may possess material non-public information about a Borrower as a result of its ownership of a
Senior Loan of such Borrower. Because of prohibitions on trading in securities of issuers while in possession of such information the Fund might be unable to enter into a transaction in a security of such a Borrower when it would otherwise be advantageous to do so.
The Fund may invest in mortgage-related securities. Mortgage-related securities are debt instruments that provide periodic payments consisting of interest and/or principal that are derived from or related to payments of interest and/or principal on underlying mortgages. Additional payments on mortgage-related securities may be made out of unscheduled prepayments of principal resulting from the sale of the underlying property, or from refinancing or foreclosure, net of fees or costs that may be incurred. The mortgage-related securities in which the Fund invests will typically pay variable rates of interest, although the Fund may invest in fixed-rate obligations as well.
The Fund may invest in certain ABS. ABS are payment claims that are securitized in the form of negotiable paper that is issued by a financing company (generally called a SPV). These securitized payment claims are, as a rule, corporate financial assets brought into a pool according to specific diversification rules. The SPV is a company founded solely for the purpose of securitizing these claims and its only asset is the risk arising out of this diversified asset pool. On this basis, marketable securities are issued which, due to the diversification of the underlying risk, generally represent a lower level of risk than the original assets. The redemption of the securities issued by the SPV takes place at maturity out of the cash flow generated by the collected claims.
The Fund may invest in commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.
The Fund may invest in U.S. Government securities. U.S. Government securities include (1) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one year to ten years)
and U.S. Treasury bonds (generally maturities of greater than ten years) and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are supported by any of the following: (i) the full faith and credit of the U.S. Treasury, (ii) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (iii) discretionary authority of the U.S. Government to purchase certain obligations of the U.S. Government agency or instrumentality or (iv) the credit of the agency or instrumentality.
The Fund may invest in securities of non-U.S. Issuers that are U.S. dollar or non-U.S. dollar denominated, including debt securities of issuers located, or conducting their business, in emerging markets countries. The Fund’s Managed Assets to be invested in Adjustable Rate Loans and other debt instruments of non-U.S. Issuers may include debt securities of Issuers located, or conducting their business in, emerging markets countries. The Fund may invest in any region of the world and invest in companies operating in developed countries such as Canada, Japan, Australia, New Zealand and most Western European countries. An “emerging market” country is any country determined to have an emerging markets economy, considering, among other things, factors such as whether the country has a low-to-middle-income economy according to the World Bank or its related organizations, the country’s credit rating, its political and economic stability and the development of its financial and capital markets. These countries generally include countries located in Latin America, the Caribbean, Asia, Africa, the Middle East and Eastern and Central Europe.
The Fund may invest in preferred securities. Preferred securities, which generally pay fixed or adjustable rate dividends or interest to investors, have preference over common stock in the payment of dividends or interest and the liquidation of a company’s assets, which means that a company typically must pay dividends or interest on its preferred securities before paying any dividends on its common stock. On the other hand, preferred securities are junior to all forms of the company’s debt, including both senior and subordinated debt. Because of their subordinated position in the capital structure of an issuer, the ability to defer dividend or interest payments for extended periods of time without triggering a default from legal action and certain other features, preferred securities are often treated as equity-like instruments by both issuers and investors, as their quality and value are heavily dependent on the profitability and cash flows of the issuer rather than on any legal claims to specific assets.
The Fund may invest in contingent capital securities (sometimes referred to as “CoCos”). CoCos are hybrid securities, issued primarily by non-U.S.
financial institutions, which have loss absorption mechanisms benefitting the issuer built into their terms. CoCos generally provide for mandatory conversion into the common stock of the issuer or a write-down of the principal amount or value of the CoCos upon the occurrence of certain triggers linked to regulatory capital thresholds. In addition, they may provide for mandatory conversion or a principal write-down upon the occurrence of certain events such as regulatory actions calling into question the issuing banking institution’s continued viability as a going-concern.
Equity conversion or principal write-down features are tailored to the issuer and its regulatory requirements and, unlike traditional convertible securities, conversions are not voluntary.
The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation.
The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within
15 to 45 days of the trade date.
The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the 1933 Act, and repurchase agreements with maturities in excess of seven days.

Shareholder Update
(Unaudited) (continued)
The Fund may enter into certain derivative transactions, primarily but not limited to credit default and interest rate swaps, as a hedging technique to protect against potential adverse changes in the market value of portfolio instruments. The Fund also may use derivatives to attempt to protect the NAV of the Fund, to facilitate the sale of certain portfolio instruments, to manage the Fund’s effective interest rate exposure, and as a temporary substitute for purchasing or selling particular instruments. From time to time, the Fund also may enter into derivative transactions to create investment exposure to the extent such transactions may facilitate implementation of its strategy more efficiently than through outright purchases or sales of portfolio instruments.
The Fund may also invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in the types in which the Fund may invest directly, to the extent permitted by the 1940 Act and the rules and regulations issued thereunder.
Use of Leverage
The Fund uses leverage to pursue its investment objective. The Fund may use leverage to the extent permitted by the 1940 Act. The Fund may source leverage through a number of methods including through borrowings, issuing Preferred Shares and the issuance of debt securities. In addition, the Fund may use derivatives that may have the economic effect of leverage, such as certain credit default swaps, total return swaps and bond futures. The amount and sources of leverage will vary depending on market conditions.
Temporary Defensive Periods
During temporary defensive periods (e.g., times when, in the Fund’s investment adviser’s and/or the Fund’s sub-adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the Senior Loan market adversely affect the price at which Senior Loans are available), the Fund may invest up to 100% of its assets in high quality, short-term securities, and in short-, intermediate-, or long-term U.S. Treasury securities. There can be no assurance that such techniques will be successful. Accordingly, during such periods, the Fund may not achieve its investment objective.

PRINCIPAL RISKS OF THE FUNDS
The factors that are most likely to have a material effect on a particular Fund’s portfolio as a whole are called “principal risks.” Each Fund is subject to the principal risks indicated below, whether through direct investment or derivative positions. Each Fund may be subject to additional risks other than those identified and described below because the types of investments made by a Fund can change over time.
Risk
Nuveen
Floating Rate
Income Fund (JFR)
Nuveen Credit
Strategies Income
Fund (JQC)
Portfolio Level Risks
Asset-Back Securities Risk - X
Basis Risk X X
Below Investment Grade Risk X X
Call Risk X X
Collateralized Debt Obligation Risk - X
Collateralized Loan Obligation Risk - X
Contingent Capital Securities (“CoCos”) Risk - X
Convertible Securities Risk - X
Credit Risk X X
Credit Spread Risk X X
Debt Securities Risk X X
Defaulted and Distressed Securities Risk -
-
Deflation Risk X X
Derivatives Risk X X
Duration Risk X X
Emerging Markets Risk X X
Financial Futures and Options Transactions Risk X X
Floating-Rate and Fixed-to-Floating Rate Securities Risk X X
Foreign Currency Risk X X
Hedging Risk X X
Illiquid Investments Risk X X
Income Risk X X
Inflation Risk X X
Inflation Correlation Risk X X
Interest Rate Risk X X
Inverse Floating Rate Securities Risk - X
Loan Participation Risk X X
Loan Risk X X
Mortgage-Backed Securities Risk - X
Non-U.S. Investments Risk X X
Other Investment Companies Risk X X
Preferred Securities Risk - X
Reinvestment Risk X X
Second Lien Loans and Unsecured Loans Risk X X
Senior Loan Agent Risk X X
Senior Loan Risk X X
Short Exposure Risk
- -

Shareholder Update
(Unaudited) (continued)
Risk
Nuveen
Floating Rate
Income Fund (JFR)
Nuveen Credit
Strategies Income
Fund (JQC)
Portfolio Level Risks
Structured Product Risk X X
Sovereign Government and Supranational Debt Risk - X
Subordinated Loans and Other Subordinated Debt Instruments Risk X X
Swap Transactions Risk X X
Unrated Securities Risk X X
Valuation Risk X X
Warrants and Equity Securities Risk X X
When-Issued and Delayed-Delivery Transactions Risk X X
Zero Coupon Bonds Risk X X
Risk
Fund Level and Other Risks
Anti-Takeover Provisions X X
Borrowing Risk X X
Counterparty Risk X X
Cybersecurity Risk X X
Fund Level Tax Risk X X
Global Economic Risk X X
Investment and Market Risk X X
Legislation and Regulatory Risk X X
Leverage Risk X X
Market Discount from Net Asset Value X X
Recent Market Conditions X X
Reverse Repurchase Agreement Risk X X
Tax Risk X X

Portfolio Level Risks:
Asset-Backed Securities Risk.
Asset-backed securities represent participations in, or are secured by and payable from, pools of assets including company receivables, truck and auto loans, leases and credit card receivables. These securities may be in the form of pass-through instruments or asset-backed bonds. Asset-backed securities are issued by non-governmental entities and carry no direct or indirect government guarantee; the asset pools that back asset-backed securities are securitized through the use of privately-formed trusts or special purpose corporations. Payments on asset-backed securities depend upon assets held by the issuer and collections of the underlying loans. The value of these securities depends on many factors, including changing interest rates, the availability of information about the pool and its structure, the credit quality of the underlying assets, the market’s perception of the servicer of the pool, and any credit enhancement provided. In certain market conditions, asset-backed securities may experience volatile fluctuations in value and periods of illiquidity.
Basis Risk.
As short-term rates change, interest income from floating rate loans may not increase in concert with increases in the costs of floating rate leverage or other borrowings, introducing basis or imperfect hedging risk.
Below Investment Grade Risk.
Investments of below investment grade quality are regarded as having speculative characteristics with respect to the issuer’s capacity to pay dividends or interest and repay principal, and may be subject to higher price volatility and default risk than investment grade investments of comparable terms and duration. Issuers of lower grade investments may be highly leveraged and may not have available to them more traditional methods of financing. The prices of these lower grade investments are typically more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn. The secondary market for lower rated investments may not be as liquid as the secondary market for more highly rated investments, a factor which may have an adverse effect on the Fund’s ability to dispose of a particular investment. If a below investment grade investment goes into default, or its issuer enters bankruptcy, it might be difficult to sell that security in a timely manner at a reasonable price.
If a below investment grade investment goes into default, or its issuer enters bankruptcy, it might be difficult to sell that investment in a timely manner at a reasonable price.
Call Risk .
The Fund may invest in securities that are subject to call risk. Such securities may be redeemed at the option of the issuer, or “called,”
before their stated maturity or redemption date. In general, an issuer will call its instruments if they can be refinanced by issuing new instruments that bear a lower interest rate. The Fund is subject to the possibility that during periods of falling interest rates, an issuer will call its high yielding securities. The Fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.
Collateralized Debt Obligation (“CDO”) Risk.
The risks of an investment in CDOs depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. In addition to the normal risks associated with fixed-income securities, CDOs carry additional risks including, but not limited to, the risk that: (1) distributions from collateral securities may not be adequate to make interest or other payments;
(2) the quality of the collateral may decline in value or default; (3) the fact that the CDOs may be subordinate to other classes; and (4) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
Collateralized Loan Obligation (“CLO”) Risk.
A CLO is an ABS whose underlying collateral is a pool of loans, which may include, among others, domestic and foreign floating rate and fixed rate senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. In addition to the risks associated with loans, illiquid investments and high-yield securities described below, investments in CLOs carry additional risks including, but not limited to, the risk that: (1) distributions from the collateral may not be adequate to make interest or other payments; (2) the quality of the collateral may decline in value or default; (3) the Fund may invest in tranches of CLOs that are subordinate to other tranches; (4) the complex structure of the CLO may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results; and (5) the CLO’s manager may perform poorly. CLOs may charge management and other administrative fees, which are in addition to those of the Fund.
Contingent Capital Securities (“CoCos”) Risk.
A loss absorption mechanism trigger event for CoCos would likely be the result of, or related to, the deterioration of the issuer’s financial condition (e.g., a decrease in the issuer’s capital ratio) and status as a going concern. In such a case, with respect to CoCos that provide for conversion into common stock upon the occurrence of the trigger event, the market price of the issuer’s common stock received by the Fund will have likely declined, perhaps substantially, and may continue to decline, which may adversely affect the Fund’s NAV. Further, the issuer’s common stock would be subordinate to the issuer’s other classes of securities and therefore would worsen the Fund’s standing in a bankruptcy proceeding. In addition, because the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero. In view of the foregoing, CoCos are often rated below investment grade and are subject to the risks of below investment grade securities.
CoCos may be subject to an automatic write-down (i.e., the automatic write-down of the principal amount or value of the securities, potentially to zero, and the cancellation of the securities) under certain circumstances, which could result in the Fund losing a portion or all of its investment in such securities. In addition, the Fund may not have any rights with respect to repayment of the principal amount of the securities that has not become due or the payment of interest or dividends on such securities for any period from (and including) the interest or dividend payment date falling immediately prior to the occurrence of such automatic write-down. An automatic write-down could also result in a reduced income rate if the

Shareholder Update
(Unaudited) (continued)
dividend or interest payment is based on the security’s par value. Coupon payments on CoCos may be discretionary and may be cancelled by the issuer for any reason or may be subject to approval by the issuer’s regulator and may be suspended in the event there are insufficient distributable reserves.
In certain scenarios, investors in CoCos may suffer a loss of capital ahead of equity holders or when equity holders do not. There is no guarantee that the Fund will receive a return of principal on CoCos. Any indication that an automatic write-down or conversion event may occur can be expected to have a material adverse effect on the market price of CoCos.
The prices of CoCos may be volatile. Additionally, the trading behavior of a given issuer’s CoCo may be strongly impacted by the trading behavior of other issuers’ CoCos, such that negative information from an unrelated CoCo may cause a decline in value of one or more CoCos held by a fund.
Accordingly, the trading behavior of CoCos may not follow the trading behavior of other similarly structured securities.
CoCos are issued primarily by financial institutions. Therefore, CoCos present substantially increased risks at times of financial turmoil, which could affect financial institutions more than companies in other sectors and industries.
Convertible Securities Risk
. Convertible securities have characteristics of both equity and debt securities and, as a result, are exposed to certain additional risks that are typically associated with debt, including but not limited to Interest Rate Risk, Credit Risk, Below Investment Grade
Risk and Unrated Securities Risk. The value of a convertible security is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar credit quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, the convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price is greater than the convertible security’s “conversion price.” The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated common stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, the convertible security may not decline in price to the same extent as the underlying common stock. Convertible securities fall below debt obligations of the same issuer in order of preference or priority in the event of a liquidation and are typically unrated or rated lower than such debt obligations.
Credit Risk.
Issuers of securities in which the Fund may invest may default on their obligations to pay principal or interest when due. This non-
payment would result in a reduction of income to the Fund, a reduction in the value of a security experiencing non-payment and potentially a decrease in the NAV of the Fund. To the extent that the credit rating assigned to a security in the Fund’s portfolio is downgraded, the market price and liquidity of such security may be adversely affected.
Credit Spread Risk.
Credit spread risk is the risk that credit spreads (i.e., the difference in yield between securities that is due to differences in their credit quality) may increase when the market believes that securities generally have a greater risk of default. Increasing credit spreads may reduce the market values of the Fund’s securities. Credit spreads often increase more for lower rated and unrated securities than for investment grade securities. In addition, when credit spreads increase, reductions in market value will generally be greater for longer-maturity securities.
Debt Securities Risk.
Issuers of debt instruments in which the Fund may invest may default on their obligations to pay principal or interest when due. This non-payment would result in a reduction of income to the Fund, a reduction in the value of a debt instrument experiencing non-payment and, potentially, a decrease in the NAV of the Fund. There can be no assurance that liquidation of collateral would satisfy the issuer’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. In the event of bankruptcy of an issuer, the Fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a security. To the extent that the credit rating assigned to a security in the Fund’s portfolio is downgraded, the market price and liquidity of such security may be adversely affected.
Defaulted and Distressed Securities Risk.
The Fund may hold investments that at the time of purchase are in default or involved in bankruptcy or insolvency proceedings, or may later become so. Moreover, the Fund may invest in low-rated securities that, although not in default, may be “distressed,” meaning that the issuer is experiencing financial difficulties or distress at the time of acquisition. Such securities would present a substantial risk of future default which may cause the Fund to incur losses, including additional expenses, to the extent it is required to seek recovery upon a default in the payment of principal or interest on those securities. In any reorganization or liquidation proceeding relating to a portfolio security, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Defaulted or distressed securities may be subject to restrictions on resale.
Deflation Risk.
Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.
Derivatives Risk.
The use of derivatives involves additional risks and transaction costs which could leave the Fund in a worse position than if it had not used these instruments. Derivative instruments can be used to acquire or to transfer the risk and returns of a security or other asset without buying or selling the security or asset. These instruments may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives can result in losses that greatly exceed the original investment. Derivatives can be highly volatile, illiquid and difficult to value. An over-the-counter derivative transaction between the Fund and a counterparty that is not cleared through a central counterparty also involves the risk that a loss may be sustained as a result of the failure of the counterparty to the contract to make required payments. The payment obligation for a cleared derivative transaction is guaranteed by a central counterparty, which exposes the Fund to the creditworthiness of the central counterparty. The use of certain derivatives involves leverage, which can cause the Fund’s portfolio to be more volatile than if the portfolio had not been leveraged. Leverage can significantly magnify the effect of price movements of the reference asset, disproportionately increasing the Fund’s losses and reducing the Fund’s opportunities for gains when the reference asset changes in unexpected ways. In some instances, such leverage could result in losses that exceed the original amount invested.
It is possible that regulatory or other developments in the derivatives market, including changes in government regulation could adversely impact the Fund’s ability to invest in certain derivatives or successfully use derivative instruments.
Duration Risk.
Duration is the sensitivity, expressed in years, of the price of a fixed-income security to changes in the general level of interest rates (or yields). Securities with longer durations tend to be more sensitive to interest rate (or yield) changes, which typically corresponds to increased volatility and risk, than securities with shorter durations. For example, if a security or portfolio has a duration of three years and interest rates increase by 1%, then the security or portfolio would decline in value by approximately 3%. Duration differs from maturity in that it considers potential changes to interest rates, and a security’s coupon payments, yield, price and par value and call features, in addition to the amount of time until the security matures. The duration of a security will be expected to change over time with changes in market factors and time to maturity.
Emerging Markets Risk.
Risks of investing in securities of emerging markets issuers include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. Certain emerging markets also may face other significant internal or external risks, including a heightened risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth, and which may in turn diminish the value of the securities in those markets.
The considerations noted below in “Non-U.S. Securities Risk” are generally intensified for investments in emerging market countries.
Financial Futures and Options Transactions Risk.
The Fund may use certain transactions for hedging the portfolio’s exposure to credit risk and the risk of increases in interest rates, which could result in poorer overall performance for the Fund. There may be an imperfect correlation between price movements of the futures and options and price movements of the portfolio securities being hedged.
If the Fund engages in futures transactions or in the writing of options on futures, it will be required to maintain initial margin and maintenance margin and may be required to make daily variation margin payments in accordance with applicable rules of the exchanges and the Commodity
Futures Trading Commission (“CFTC”). If the Fund purchases a financial futures contract or a call option or writes a put option in order to hedge the anticipated purchase of securities, and if the Fund fails to complete the anticipated purchase transaction, the Fund may have a loss or a gain on the futures or options transaction that will not be offset by price movements in the securities that were the subject of the anticipatory hedge. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a derivatives or futures or a futures option position, and the
Fund would remain obligated to meet margin requirements until the position is closed.
Floating-Rate and Fixed-to-Floating-Rate Securities Risk.
The market value of floating-rate securities is a reflection of discounted expected cash flows based on expectations for future interest rate resets. The market value of such securities may fall in a declining interest rate environment and may also fall in a rising interest rate environment if there is a lag between the rise in interest rates and the reset. This risk may also be present with respect to fixed-to-floating-rate securities in which the Fund may invest. A secondary risk associated with declining interest rates is the risk that income earned by the Fund on floating-rate and fixed-to-floating-rate securities will decline due to lower coupon payments on floating rate securities.
Foreign Currency Risk.
Because the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities held by the Fund and the unrealized appreciation or depreciation of investments.
Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the
Fund’s NAV could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. In addition, certain countries, particularly emerging market countries, may impose foreign currency exchange controls or other restrictions on the transferability, repatriation or convertibility of currency.
Hedging Risk.
The Fund’s use of derivatives or other transactions to reduce risk involves costs and will be subject to the investment adviser’s and/or the sub-adviser’s ability to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings or other factors. No assurance can be given that the investment adviser’s and/or the sub-adviser’s judgment in this respect will be correct, and no assurance can be given that the Fund will enter into hedging or other transactions at times or under circumstances in which it may be advisable to do so.
Hedging activities may reduce the Fund’s opportunities for gain by offsetting the positive effects of favorable price movements and may result in net losses.
Illiquid Investments Risk.
I Illiquid investments are investments that are not readily marketable. These investments may include restricted investments, including Rule 144A securities, which cannot be resold to the public without an effective registration statement under the 1933 Act, or if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an available exemption from registration. The Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell such investments if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Fund’s NAV and ability to make dividend distributions. The financial markets in general have in recent years experienced periods of extreme secondary market supply and

Shareholder Update
(Unaudited) (continued)
demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value. During such periods, some investments could be sold only at arbitrary prices and with substantial losses. Periods of such market dislocation may occur again at any time.
Income Risk.
The Fund’s income could decline due to falling market interest rates. This is because, in a falling interest rate environment, the Fund generally will have to invest the proceeds from maturing portfolio securities in lower-yielding securities.
Inflation Risk.
Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions can decline. Currently, inflation rates are elevated relative to normal market conditions and could increase.
Inflation Correlation Risk.
Although the values of certain of the Fund’s loan investments are generally linked or correlated to the rate of inflation, there is no guarantee that such investments will provide any protection against the impact of inflation. In addition, while these investments are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in their value. Further, when inflation and expectations of inflation are low or declining, the Fund’s positions in such investments are likely to underperform the overall stock markets.
Interest Rate Risk.
Interest rate risk is the risk that securities in the Fund’s portfolio will decline in value because of changes in market interest rates. Generally, when market interest rates rise, the market value of such securities will fall, and vice versa . As interest rates decline, issuers of securities may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower-yielding securities and potentially reducing the Fund’s income. As interest rates increase, slower than expected principal payments may extend the average life of securities, potentially locking in a below-market interest rate and reducing the Fund’s value. In typical market interest rate environments, the prices of longer-term securities generally fluctuate more than prices of shorter-term securities as interest rates change.
Inverse Floating Rate Securities Risk.
The Fund may invest in inverse floating rate securities. In general, income on inverse floating rate securities will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floating rate securities may subject the Fund to the risks of reduced or eliminated interest payments and losses of principal. In addition, inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages the Fund’s investment. As a result, the market value of such securities generally will be more volatile than that of fixed rate securities.
The Fund may invest in inverse floating rate securities issued by special purpose trusts that have recourse to the Fund. In such instances, the Fund may be at risk of loss that exceeds its investment in the inverse floating rate securities.
The Fund may be required to sell its inverse floating rate securities at less than favorable prices, or liquidate other Fund portfolio holdings in certain circumstances, including, but not limited to, the following:
If the Fund has a need for cash and the securities in a special purpose trust are not actively trading due to adverse market conditions;
If special purpose trust sponsors (as a collective group or individually) experience financial hardship and consequently seek to terminate their respective outstanding special purpose trusts; and
If the value of an underlying security declines significantly and if additional collateral has not been posted by the Fund.
Loan Participation Risk.
The Fund may purchase a participation interest in a loan and by doing so acquire some or all of the interest of a bank or other lending institution in a loan to a borrower. A participation typically will result in the Fund having a contractual relationship only with the lender, not the borrower. As a result, the Fund assumes the credit risk of the lender selling the participation in addition to the credit risk of the borrower. By purchasing a participation, the Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In the event of insolvency or bankruptcy of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not have a senior claim to the lender’s interest in the loan. If the Fund only acquires a participation in the loan made by a third party, the Fund may not be able to control the exercise of any remedies that the lender would have under the loan. Such third party participation arrangements are designed to give loan investors preferential treatment over high yield investors in the event of a deterioration in the credit quality of the borrower. Even when these arrangements exist, however, there can be no assurance that the principal and interest owed on the loan will be repaid in full.
Loan Risk.
The lack of an active trading market for certain loans may impair the ability of the Fund to realize full value in the event of the need to sell a loan and may make it difficult to value such loans. Portfolio transactions in loans may settle in as short as seven days but typically can take up to two or three weeks, and in some cases much longer. As a result of these extended settlement periods, the Fund may incur losses if it is required to sell other investments or temporarily borrow to meet its cash needs. The risks associated with unsecured loans, which are not backed by a security interest in any specific collateral, are higher than those for comparable loans that are secured by specific collateral. For secured loans, there is a risk that the value of any collateral securing a loan in which the Fund has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the loan. Interests in loans made to finance highly leveraged companies or transactions such as corporate acquisitions may be especially vulnerable to adverse changes in economic or market conditions. Loans may have restrictive covenants limiting the ability of a borrower to further encumber its assets. However, in periods of high demand by lenders like the Fund for loan investments, borrowers may limit these covenants and weaken a lender’s ability to access collateral securing the loan; reprice the credit risk associated with the borrower; and mitigate potential loss.
The Fund may experience relatively greater realized or unrealized losses or delays and expenses in enforcing its rights with respect to loans with fewer restrictive covenants. Additionally, loans may not be considered “securities” and, as a result, the Fund may not be entitled to rely on the anti-
fraud protections of the securities laws. Because junior loans have a lower place in an issuer’s capital structure and may be unsecured, junior loans involve a higher degree of overall risk than senior loans of the issuer.
Mortgage-Backed Securities Risk
. Investing in MBS entails various risks: credit risks, liquidity risks, interest rate risks, market risks, operations risks, structural risks, geographical concentration risks, basis risks and legal risks. Most MBS are subject to the significant credit risks inherent in the underlying collateral and to the risk that the servicer fails to perform. MBS are subject to risks associated with their structure and execution, including the process by which principal and interest payments are allocated and distributed to investors, how credit losses affect the issuing vehicle and the return to investors in such MBS, whether the collateral represents a fixed set of specific assets or accounts, whether the underlying collateral assets are revolving or closed-end, under what terms (including maturity of the MBS) any remaining balance in the accounts may revert to the issuing entity and the extent to which the entity that is the actual source of the collateral assets is obligated to provide support to the issuing vehicle or to the investors in such MBS. In addition, concentrations of MBS of a particular type, as well as concentrations of MBS issued or guaranteed by affiliated obligors, serviced by the same servicer or backed by underlying collateral located in a specific geographic region, may subject the MBS to additional risk.
The risks associated with MBS include: (1) credit risk associated with the performance of the underlying mortgage properties and of the borrowers owning these properties; (2) adverse changes in economic conditions and circumstances, which are more likely to have an adverse impact on MBS secured by loans on certain types of commercial properties than on those secured by loans on residential properties; (3) prepayment risk, which can lead to significant fluctuations in value of the MBS; (4) loss of all or part of the premium, if any, paid; and (5) decline in the market value of the security, whether resulting from changes in interest rates, prepayments on the underlying mortgage collateral or perceptions of the credit risk associated with the underlying mortgage collateral.
MBS represent an interest in a pool of mortgages. When market interest rates decline, more mortgages are refinanced and the securities are paid off earlier than expected. Prepayments may also occur on a scheduled basis or due to foreclosure. When market interest rates increase, the market values of MBS decline. At the same time, however, mortgage refinancings and prepayments slow, which lengthens the effective maturities of these securities. As a result, the negative effect of the rate increase on the market value of MBS is usually more pronounced than it is for other types of debt securities. In addition, in the event of increased instability in the credit markets, the market for some MBS may experience reduced liquidity and greater volatility with respect to the value of such securities, making it more difficult to value such securities.
Moreover, the relationship between borrower prepayments and changes in interest rates may mean some high-yielding MBS have less potential for increases in value if market interest rates were to fall than conventional bonds with comparable maturities. In addition, in periods of falling interest rates, the rate of prepayments tends to increase. During such periods, the reinvestment of prepayment proceeds by the Fund will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. Because of these and other reasons, MBS’ total return and maturity may be difficult to predict precisely. To the extent that the Fund purchases MBS at a premium, prepayments (which may be made without penalty) may result in loss of the Fund’s principal investment to the extent of premium paid.
MBS generally are classified as either CMBS or RMBS, each of which are subject to certain specific risks as further described herein.
Non-U.S. Securities Risk
. Investments in securities of non-U.S. issuers involve special risks, including: less publicly available information about
non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; many non-U.S. markets are smaller, less liquid and more volatile; the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession;
the impact of economic, political, social or diplomatic events; and withholding and other non-U.S. taxes may decrease the Fund’s return. These risks are more pronounced to the extent that the Fund invests a significant amount of its assets in issuers located in one region.
Other Investment Companies Risk.
The Fund may invest in the securities of other investment companies, including ETFs. Investing in an investment company exposes the Fund to all of the risks of that investment company’s investments. The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations. As a result, the cost of investing in investment company shares may exceed the costs of investing directly in its underlying investments. In addition, securities of other investment companies may be leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in such securities and therefore magnify the Fund’s leverage risk.
With respect to ETF’s, an ETF that is based on a specific index may not be able to replicate and maintain exactly the composition and relative weighting of securities in the index. The value of an ETF based on a specific index is subject to change as the values of its respective component assets fluctuate according to market volatility. ETFs typically rely on a limited pool of authorized participants to create and redeem shares, and an active trading market for ETF shares may not develop or be maintained. The market value of shares of ETFs and closed-end funds may differ from their NAV.
Preferred Securities Risk.
Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure, and therefore are subject to greater credit risk. In addition, preferred stockholders (such as the Fund, to the extent it invests in preferred stocks of other issuers) generally have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred stockholders may elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred stockholders no longer have voting rights. In the case of certain taxable preferred stocks, holders generally have no voting rights, except (i) if the issuer fails to pay dividends for a specified period of time or (ii) if a declaration of default occurs and is continuing. In such an event, rights of preferred stockholders generally would include the right to appoint and authorize a trustee to enforce the trust or special purpose entity’s rights as a creditor under the agreement with its operating company. In certain varying circumstances, an issuer of preferred stock may

Shareholder Update
(Unaudited) (continued)
redeem the securities prior to a specified date. For instance, for certain types of preferred stock, a redemption may be triggered by a change in U.S.
federal income tax or securities laws. As with call provisions, a redemption by the issuer may negatively impact the return of the security held by the
Fund.
Reinvestment Risk
. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called securities at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the common shares’ market price, NAV and/or a common shareholder’s overall returns.
Second Lien Loans and Unsecured Loans Risk
. Second lien loans and unsecured loans generally are subject to the same risks associated with investments in senior loans, as discussed below. Because second lien loans and unsecured loans are lower in priority of payment to senior loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. This risk is generally higher for unsecured loans, which are not backed by a security interest in any specific collateral. Second lien loans and unsecured loans are expected to have greater price volatility than senior loans and may be less liquid. Second lien loans and unsecured loans of below investment grade quality also share the same risks of other below investment grade debt instruments.
Senior Loan Agent Risk.
A financial institution’s employment as an agent under a senior loan might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent would generally be appointed to replace the terminated agent, and assets held by the agent under the loan agreement would likely remain available to holders of such indebtedness. However, if assets held by the terminated agent for the benefit of the Fund were determined to be subject to the claims of the agent’s general creditors, the Fund might incur certain costs and delays in realizing payment on a senior loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or government agency) similar risks may arise.
Senior Loan Risk
. Senior loans typically hold the most senior position in the capital structure of a business entity, are typically secured with specific collateral and have a claim on the assets and/or stock of the issuer that is senior to that held by subordinated debt holders and stockholders of the issuer. Senior loans are usually rated below investment grade, and share the same risks of other below investment grade debt instruments.
Although the Fund may invest in senior loans that are secured by specific collateral, there can be no assurance that the liquidation of such collateral would satisfy an issuer’s obligation to the Fund in the event of issuer default or that such collateral could be readily liquidated under such circumstances. If the terms of a senior loan do not require the issuer to pledge additional collateral in the event of a decline in the value of the already pledged collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the issuer’s obligations under the senior loan.
In the event of bankruptcy of an issuer, the Fund could also experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a senior loan. Some senior loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the senior loans to presently existing or future indebtedness of the issuer or take other action detrimental to lenders, including the Fund.
Such court action could under certain circumstances include invalidation of senior loans.
Short Exposure Risk.
The Fund may enter into tactical short positions, either directly or through derivatives, to create negative investment exposure to or hedge existing investment exposure. Short selling involves selling securities that may be owned, and if not owned, borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. Short selling allows the short seller to profit from declines in market prices to the extent such declines exceed the transaction costs and the costs of borrowing the securities. A short sale creates the risk of an unlimited loss, in that the price of the underlying security could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position. There can be no assurance that the securities necessary to cover a short position will be available for purchase. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss.
Sovereign Government and Supranational Debt Risk
. Investments in sovereign debt, including supranational debt, involve special risks. Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Political conditions, especially a sovereign entity’s willingness to meet the terms of its debt obligations, are of considerable significance. The ability of a foreign sovereign issuer, especially an emerging market country, to make timely payments on its debt obligations will also be strongly influenced by the sovereign issuer’s balance of payments, including export performance, its access to international credit facilities and investments, fluctuations of interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. If a sovereign issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks, and multinational organizations. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, as many external debt obligations bear interest at rates which are adjusted based upon international interest rates. Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, including requiring governmental approval for the repatriation of income, capital or proceeds of sales by foreign investors. There are no bankruptcy proceedings similar to those in the U.S. by which defaulted sovereign debt may be collected.
Structured Product Risk.
The Fund may invest in structured products such as structured notes. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Fund may have the right to receive payments to which it is entitled only from the structured product, and generally does not have direct rights against the issuer or the entity that sold assets to the special purpose trust. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product’s administrative and other expenses. When investing in structured products, it is impossible to predict whether the underlying index or prices of the underlying securities will rise or fall, but prices of the underlying indices and securities (and, therefore, the prices of structured products) will be influenced by the same types of political and economic events that affect particular issuers of securities and capital markets generally. Certain structured products may be thinly traded or have a limited trading market and may have the effect of increasing the illiquidity of the Fund’s portfolio to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these securities. Investments in structured notes involve risks including income risk, credit and market risk. Structured notes may be less liquid than other types of securities and more volatile than the reference instrument or security underlying the note.
Subordinated Loans and Other Subordinated Debt Instruments Risk.
Issuers of subordinated loans and other subordinated
debt instruments in which the Fund may invest usually will have, or may be permitted to incur, other debt that ranks equally with, or senior to, the subordinated loans or other subordinated debt instruments. By their terms, such debt instruments may provide that the holders are entitled to receive payment of interest or principal on or before the dates on which the Fund is entitled to receive payments in respect of subordinated loans or other subordinated debt instruments in which it invests. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of an issuer, holders of debt instruments ranking senior to the subordinated loan or other debt instrument in which the Fund invests would typically be entitled to receive payment in full before the Fund receives any distribution in respect of its investment. After repaying such senior creditors, such issuer may not have any remaining assets to use for repaying its obligation to the Fund. In the case of debt ranking equally with subordinated loans or other subordinated debt instruments in which the Fund invests, the Fund would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant issuer. In addition, the
Fund will likely not be in a position to control any issuer by investing in its debt instruments. As a result, the Fund will be subject to the risk that an issuer in which it invests may make business decisions with which the Fund disagrees and the management of such issuer, as representatives of the holders of their common equity, may take risks or otherwise act in ways that do not serve the Fund’s interests as a debt investor.
Swap Transactions Risk
. The Fund may enter into debt-related derivative instruments such as credit default swap contracts and interest rate swaps. Like most derivative instruments, the use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. In addition, the use of swaps requires an understanding by the investment adviser and/or the sub-adviser of not only the referenced asset, rate or index, but also of the swap itself. If the investment adviser and/or the sub-adviser is incorrect in its forecasts of default risks, market spreads or other applicable factors or events, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used.
Unrated Securities Risk.
The Fund may purchase securities that are not rated by any rating organization. Unrated securities determined by the
Fund’s investment adviser to be of comparable quality to rated investments which the Fund may purchase may pay a higher dividend or interest rate than such rated investments and be subject to a greater risk of illiquidity or price changes. Less public information is typically available about unrated investments or issuers than rated investments or issuers. Some unrated securities may not have an active trading market or may be difficult to value, which means the Fund might have difficulty selling them promptly at an acceptable price. To the extent that the Fund invests in unrated securities, the Fund’s ability to achieve its investment objectives will be more dependent on the investment adviser’s credit analysis than would be the case when the Fund invests in rated securities.
Valuation Risk.
The securities in which the Fund invests typically are valued by a pricing service utilizing a range of market-based inputs and assumptions, including readily available market quotations obtained from broker-dealers making markets in such instruments, cash flows and transactions for comparable instruments. There is no assurance that the Fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the Fund. Pricing services generally price securities assuming orderly transactions of an institutional
“round lot” size, but some trades may occur in smaller, “odd lot” sizes, often at lower prices than institutional round lot trades. Different pricing services may incorporate different assumptions and inputs into their valuation methodologies, potentially resulting in different values for the same securities. As a result, if the Fund were to change pricing services, or if the Fund’s pricing service were to change its valuation methodology, there could be a material impact, either positive or negative, on the Fund’s NAV.
Warrants and Equity Securities Risk.
Investments in warrants and equity securities entail certain risks in addition to those associated with investments in adjustable rate instruments or other debt instruments. The value of warrants and equity securities may be affected more rapidly, and to a greater extent, by company-specific developments and general market conditions. These risks may increase fluctuations in the Fund’s NAV.
The Fund may possess material non-public information about an issuer as a result of its ownership of an adjustable rate instrument or other debt instrument of such issuer. Because of prohibitions on trading in securities of issuers while in possession of such information, the Fund might be unable to enter into a transaction in a security of such an issuer when it would otherwise be advantageous to do so.
When-Issued and Delayed-Delivery Transactions Risk.
The Fund may invest in securities on a “when-issued” or “delayed-delivery”
basis. When-issued and delayed-delivery transactions may involve an element of risk because no interest accrues on the securities prior to settlement and, because securities are subject to market fluctuations, the value of the securities at time of delivery may be less (or more) than their cost. A separate account of the Fund will be established with its custodian consisting of cash equivalents or liquid securities having a market value at all times at least equal to the amount of any delayed payment commitment.
Zero Coupon Bonds Risk.
Because interest on zero coupon bonds is not paid on a current basis, the values of zero coupon bonds will be more volatile in response to interest rate changes than the values of bonds that distribute income regularly. Although zero coupon bonds generate income for accounting purposes, they do not produce cash flow, and thus the Fund could be forced to liquidate securities at an inopportune time in order to generate cash to distribute to shareholders as required by tax laws.

Shareholder Update
(Unaudited) (continued)
Fund Level and Other Risks:
Anti-Takeover Provisions.
The Fund’s organizational documents include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status, which include those commonly known as “Control Share Acquisition” provisions.
Although the application of the "Control Share Acquisition" provisions has currently been suspended, these provisions could have the effect of depriving the common shareholders of opportunities to sell their common shares at a premium over the then-current market price of the common shares.
Borrowing Risk.
In addition to borrowing for leverage, the Fund may borrow for temporary or emergency purposes, to pay dividends, repurchase its shares, or clear portfolio transactions. Borrowing may exaggerate changes in the NAV of the Fund’s shares and may affect the Fund’s net income. When the Fund borrows money, it must pay interest and other fees, which will reduce the Fund’s returns if such costs exceed the returns on the portfolio securities purchased or retained with such borrowings. Any such borrowings are intended to be temporary. However, under certain market circumstances, such borrowings might be outstanding for longer periods of time.
Counterparty Risk.
Changes in the credit quality of the companies that serve as the Fund’s counterparties with respect to derivatives or other transactions supported by another party’s credit will affect the value of those instruments. Certain entities that have served as counterparties in the markets for these transactions have incurred or may incur in the future significant financial hardships including bankruptcy and losses as a result of exposure to sub-prime mortgages and other lower-quality credit investments. As a result, such hardships have reduced these entities’ capital and called into question their continued ability to perform their obligations under such transactions. By using such derivatives or other transactions, the
Fund assumes the risk that its counterparties could experience similar financial hardships. In the event of the insolvency of a counterparty, the Fund may sustain losses or be unable to liquidate a derivatives position.
Cybersecurity Risk.
The Fund and its service providers are susceptible to operational and information security risk resulting from cyber incidents. Cyber incidents refer to both intentional attacks and unintentional events including: processing errors, human errors, technical errors including computer glitches and system malfunctions, inadequate or failed internal or external processes, market-wide technical-related disruptions, unauthorized access to digital systems (through “hacking” or malicious software coding), computer viruses, and cyber-attacks which shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality (including denial of service attacks). Cyber incidents could adversely impact the Fund and cause the Fund to incur financial loss and expense, as well as face exposure to regulatory penalties, reputational damage, and additional compliance costs associated with corrective measures. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund.
Fund Tax Risk.
The Fund has elected to be treated and intends to qualify each year as a Regulated Investment Company (“RIC”) under the
Internal Revenue Code of 1986, as amended (the “Code”). As a RIC, the Fund is not expected to be subject to U.S. federal income tax to the extent that it distributes its investment company taxable income and net capital gains. To qualify for the special tax treatment available to a RIC, the Fund must comply with certain investment, distribution, and diversification requirements. Under certain circumstances, the Fund may be forced to sell certain assets when it is not advantageous in order to meet these requirements, which may reduce the Fund’s overall return. If the Fund fails to meet any of these requirements, subject to the opportunity to cure such failures under applicable provisions of the Code, the Fund’s income would be subject to a double level of U.S. federal income tax. The Fund’s income, including its net capital gain, would first be subject to U.S. federal income tax at regular corporate rates, even if such income were distributed to shareholders and, second, all distributions by the Fund from earnings and profits, including distributions of net capital gain (if any), would be taxable to shareholders as dividends.
Global Economic Risk.
National and regional economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country, region or market might adversely impact issuers in a different country, region or market. Changes in legal, political, regulatory, tax and economic conditions may cause fluctuations in markets and investments prices around the world, which could negatively impact the value of the Fund’s investments. Major economic or political disruptions, particularly in large economies like China’s, may have global negative economic and market repercussions. Additionally, instability in various countries, such as Afghanistan, and Syria, natural and environmental disasters and the spread of infectious illnesses or other public health emergencies, possible terrorist attacks in the United States and around the world, continued tensions between North Korea and the United States and the international community generally, growing social and political discord in the United States, the European debt crisis, the response of the international community—through economic sanctions and otherwise—further downgrade of U.S. government securities, the change in the U.S. president and the new administration and other similar events may adversely affect the global economy and the markets and issuers in which the Fund invests. Recent examples of such events include the outbreak of a novel coronavirus known as COVID-19 that was first detected in China in December 2019 and heightened concerns regarding
North Korea’s nuclear weapons and long-range ballistic missile programs. In addition, Russia’s invasion of Ukraine in February 2022 has resulted in sanctions imposed by several nations, such as the United States, United Kingdom, European Union and Canada. The current sanctions and potential further sanctions may negatively impact certain sectors of Russia’s economy, but also may negatively impact the value of the Fund’s investments that do not have direct exposure to Russia. These events could reduce consumer demand or economic output, result in market closure, travel restrictions or quarantines, and generally have a significant impact on the economy. These events could also impair the information technology and other operational systems upon which the Fund’s service providers, including the Fund’s sub-adviser, rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Governmental and quasi-governmental authorities and regulators throughout the world have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely affect the Fund’s investments.

The Fund does not know and cannot predict how long the securities markets may be affected by these events and the effects of these and similar events in the future on the U.S. economy and securities markets. The Fund may be adversely affected by abrogation of international agreements and national laws which have created the market instruments in which the Fund may invest, failure of the designated national and international authorities to enforce compliance with the same laws and agreements, failure of local, national and international organizations to carry out the duties prescribed to them under the relevant agreements, revisions of these laws and agreements which dilute their effectiveness or conflicting interpretation of provisions of the same laws and agreements.
Investment and Market Risk.
An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Common shares frequently trade at a discount to their NAV. An investment in common shares represents an indirect investment in the securities owned by the Fund. Common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.
Legislation and Regulatory Risk.
At any time after the date of this report, legislation or additional regulations may be enacted that could negatively affect the assets of the Fund, securities held by the Fund or the issuers of such securities. Fund shareholders may incur increased costs resulting from such legislation or additional regulation. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objectives.
Leverage Risk.
The use of leverage creates special risks for common shareholders, including potential interest rate risks and the likelihood of greater volatility of NAV and market price of, and distributions on, the common shares. The use of leverage in a declining market will likely cause a greater decline in the Fund’s NAV, which may result at a greater decline of the common share price, than if the Fund were not to have used leverage.
The Fund will pay (and common shareholders will bear) any costs and expenses relating to the Fund’s use of leverage, which will result in a reduction in the Fund’s NAV. The investment adviser may, based on its assessment of market conditions and composition of the Fund’s holdings, increase or decrease the amount of leverage. Such changes may impact the Fund’s distributions and the price of the common shares in the secondary market.
The Fund may seek to refinance its leverage over time, in the ordinary course, as current forms of leverage mature or it is otherwise desirable to refinance; however, the form that such leverage will take cannot be predicted at this time. If the Fund is unable to replace existing leverage on comparable terms, its costs of leverage will increase. Accordingly, there is no assurance that the use of leverage may result in a higher yield or return to common shareholders.
The amount of fees paid to the investment adviser and the sub-advisor for investment advisory services will be higher if the Fund uses leverage because the fees will be calculated based on the Fund’s Managed Assets - this may create an incentive for the investment adviser and the sub-
advisor to leverage the Fund or increase the Fund’s leverage.
Market Discount from Net Asset Value.
Shares of closed-end investment companies like the Fund frequently trade at prices lower than their NAV. This characteristic is a risk separate and distinct from the risk that the Fund’s NAV could decrease as a result of investment activities.
Whether investors will realize gains or losses upon the sale of the common shares will depend not upon the Fund’s NAV but entirely upon whether the market price of the common shares at the time of sale is above or below the investor’s purchase price for the common shares. Furthermore, management may have difficulty meeting the Fund’s investment objectives and managing its portfolio when the underlying securities are redeemed or sold during periods of market turmoil and as investors’ perceptions regarding closed-end funds or their underlying investments change. Because the market price of the common shares will be determined by factors such as relative supply of and demand for the common shares in the market, general market and economic circumstances, and other factors beyond the control of the Fund, the Fund cannot predict whether the common shares will trade at, below or above NAV. The common shares are designed primarily for long-term investors, and you should not view the Fund as a vehicle for short-term trading purposes.
Recent Market Conditions.
Periods of unusually high financial market volatility and restrictive credit conditions, at times limited to a particular sector or geographic area, have occurred in the past and may be expected to recur in the future. Some countries, including the United
States, have adopted or have signaled protectionist trade measures, relaxation of the financial industry regulations that followed the financial crisis, and/or reductions to corporate taxes. The scope of these policy changes is still developing, but the equity and debt markets may react strongly to expectations of change, which could increase volatility, particularly if a resulting policy runs counter to the market’s expectations. The outcome of such changes cannot be foreseen at the present time. In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in the world economy and markets generally. As a result of increasingly interconnected global economies and financial markets, the value and liquidity of the Fund’s investments may be negatively affected by events impacting a country or region, regardless of whether the Fund invests in issuers located in or with significant exposure to such country or region.
Ukraine has experienced ongoing military conflict, most recently in February 2022 when Russia invaded Ukraine; this conflict may expand and military attacks could occur elsewhere in Europe. Europe has also been struggling with mass migration from the Middle East and Africa. The ultimate effects of these events and other socio-political or geographical issues are not known but could profoundly affect global economies and markets.
The ongoing trade war between China and the United States, including the imposition of tariffs by each country on the other country’s products, has created a tense political environment. These actions may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry, which could have a negative impact on the Fund’s performance. U.S. companies that source material and goods from China and those that make large amounts of sales in China would be particularly vulnerable to an escalation of trade tensions. Uncertainty regarding the outcome of the trade

Shareholder Update
(Unaudited) (continued)
tensions and the potential for a trade war could cause the U.S. dollar to decline against safe haven currencies, such as the Japanese yen and the euro. Events such as these and their consequences are difficult to predict and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future.
Recently the U.S. Federal Reserve (the “Fed”) has sharply raised interest rates and has signaled an intention to continue to do so or maintain higher interest rates until current inflation levels re-align with the Fed’s long-term inflation target. Changing interest rate environments impact the various sectors of the economy in different ways. For example, in March 2023, the Federal Deposit Insurance Corporation (""FDIC"") was appointed receiver for each of Silicon Valley Bank and Signature Bank, the second- and third-largest bank failures in U.S. history, which failures may be attributable, in part, to rising interest rates. Bank failures may have a destabilizing impact on the broader banking industry or markets generally.
The impact of these developments in the near- and long-term is unknown and could have additional adverse effects on economies, financial markets and asset valuations around the world.
Reverse Repurchase Agreement Risk.
A reverse repurchase agreement, in economic essence, constitutes a securitized borrowing by the
Fund from the security purchaser. The Fund may enter into reverse repurchase agreements for the purpose of creating a leveraged investment exposure and, as such, their usage involves essentially the same risks associated with a leveraging strategy generally since the proceeds from these agreements may be invested in additional portfolio securities. Reverse repurchase agreements tend to be short-term in tenor, and there can be no assurances that the purchaser (lender) will commit to extend or “roll” a given agreement upon its agreed-upon repurchase date or an alternative purchaser can be identified on similar terms. Reverse repurchase agreements also involve the risk that the purchaser fails to return the securities as agreed upon, files for bankruptcy or becomes insolvent. The Fund may be restricted from taking normal portfolio actions during such time, could be subject to loss to the extent that the proceeds of the agreement are less than the value of securities subject to the agreement and may experience adverse tax consequences.
Tax Risk.
The Fund has elected to be treated and intends to qualify each year as a Regulated Investment Company (“RIC”) under the Internal
Revenue Code of 1986, as amended (the “Code”). As a RIC, the Fund is not expected to be subject to U.S. federal income tax to the extent that it distributes its investment company taxable income and net capital gains. To qualify for the special tax treatment available to a RIC, the Fund must comply with certain investment, distribution, and diversification requirements. Under certain circumstances, the Fund may be forced to sell certain assets when it is not advantageous in order to meet these requirements, which may reduce the Fund’s overall return. If the Fund fails to meet any of these requirements, subject to the opportunity to cure such failures under applicable provisions of the Code, the Fund’s income would be subject to a double level of U.S. federal income tax. The Fund’s income, including its net capital gain, would first be subject to U.S. federal income tax at regular corporate rates, even if such income were distributed to shareholders and, second, all distributions by the Fund from earnings and profits, including distributions of net capital gain (if any), would be taxable to shareholders as dividends.

EFFECTS OF LEVERAGE
The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effects of leverage through the use of senior securities, as that term is defined under Section 18 of the 1940 Act, as well as certain other forms of leverage, such as reverse repurchase agreements, on common share total return, assuming investment portfolio total returns (consisting of income and changes in the value of investments held in the Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. The table below reflects each Fund’s (i) continued use of leverage as of July
31, 2023 as a percentage of Managed Assets (including assets attributable to such leverage), (ii) the estimated annual effective interest expense rate payable by the Funds on such instruments (based on actual leverage costs incurred during the fiscal year ended July 31, 2023) as set forth in the table, and (iii) the annual return that the Fund’s portfolio must experience (net of expenses) in order to cover such costs of leverage based on such estimated annual effective interest expense rate. The information below does not reflect any Fund’s use of certain other forms of economic leverage achieved through the use of certain derivative instruments.
The numbers are merely estimates, used for illustration. The costs of leverage may vary frequently and may be significantly higher or lower than the estimated rate. The assumed investment portfolio returns in the table below are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Funds. Your actual returns may be greater or less than those appearing below.
Common Share total return is composed of two elements — the distributions paid by the Fund to holders of common shares (the amount of which is largely determined by the net investment income of the Fund after paying dividend payments on any preferred shares issued by the Fund and expenses on any forms of leverage outstanding) and gains or losses on the value of the securities and other instruments the Fund owns. As required by SEC rules, the table assumes that the Funds are more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0%, the Fund must assume that the income it receives on its investments is entirely offset by losses in the value of those investments.
This table reflects hypothetical performance of the Fund’s portfolio and not the actual performance of the Fund’s common shares, the value of which is determined by market forces and other factors. Should the Fund elect to add additional leverage to its portfolio, any benefits of such additional leverage cannot be fully achieved until the proceeds resulting from the use of such leverage have been received by the Fund and invested in accordance with the Fund’s investment objectives and policies. As noted above, the Fund’s willingness to use additional leverage, and the extent to which leverage is used at any time, will depend on many factors.
Nuveen
Floating Rate
Income Fund
(JFR)
Nuveen Credit
Strategies Income
Fund   (JQC)
Estimated Leverage as a Percentage of Managed Assets (Including Assets Attributable to Leverage) 38.37% 38.46%
Estimated Annual Effective Leverage Expense Rate Payable by Fund on Leverage 5.17% 5.18%
Annual Return Fund Portfolio Must Experience (net of expenses) to Cover Estimated Annual Effective
Interest Expense Rate on Leverage 1.98% 1.99%
Common Share Total Return for (10.00)% Assumed Portfolio Total Return (19.44)% (19.49)%
Common Share Total Return for (5.00)% Assumed Portfolio Total Return (11.33)% (11.36)%
Common Share Total Return for 0.00% Assumed Portfolio Total Return (3.22)% (3.24)%
Common Share Total Return for 5.00% Assumed Portfolio Total Return 4.89% 4.89%
Common Share Total Return for 10.00% Assumed Portfolio Total Return 13.01% 13.01%

Shareholder Update
(Unaudited) (continued)
DIVIDEND REINVESTMENT PLAN
Nuveen Closed-End Funds Automatic Reinvestment Plan
Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.
Easy and convenient
To make recordkeeping easy and convenient, each quarter you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.
How shares are purchased
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above
NAV at the time of valuation, the Fund will issue new shares at the greater of the NAV or 95% of the then-current market price. If the shares are trading at less than NAV, shares for your account will be purchased on the open market. If Computershare Trust Company, N.A. (the “Plan Agent”)
begins purchasing Fund shares on the open market while shares are trading below NAV, but the Fund’s shares subsequently trade at or above their
NAV before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ NAV or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Dividend Reinvestment Plan (the “Plan”) participants. These commissions usually will be lower than those charged on individual transactions.
Flexible
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.
Call today to start reinvesting distributions
For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial professional or call us at (800) 257-8787.

CHANGES OCCURRING DURING THE FISCAL YEAR
The following information in this annual report is a summary of certain changes during the most recent fiscal year. This information may not reflect all of the changes that have occurred since you purchased shares of a Fund.
During the most recent fiscal year, there have been no changes required to be reported in connection with: (i) the Funds’ investment objectives and principal investment policies that have not been approved by shareholders, (ii) the principal risks of the Fund, (iii) the portfolio managers of the
Funds; (iv) a Fund’s charter or by-laws that would delay or prevent a change of control of the Fund that have not been approved by shareholders except as follows:
Principal Risks
The principal risk factor previously titled “Tax Risk” has been renamed “Fund Tax Risk.” Additionally, the previously disclosed principal risk factors of
“LIBOR Floor Risk” and “LIBOR Replacement Risk” are no longer considered principal risks of the Fund.
Developments Regarding the Funds’ Control Share By-Law
On October 5, 2020, the Nuveen Floating Rate Income Fund and the Nuveen Credit Strategies Income Fund (each a “Fund” and collectively the
“Funds”) and certain other closed-end funds in the Nuveen fund complex amended their by-laws. Among other things, the amended by-laws included provisions pursuant to which, in summary, a shareholder who obtains beneficial ownership of common shares in a Control Share Acquisition
(as defined in the by-laws) shall have the same voting rights as other common shareholders only to the extent authorized by the other disinterested shareholders (the “Control Share By-Law”). On January 14, 2021, a shareholder of certain Nuveen closed-end funds filed a civil complaint in the U.S.
District Court for the Southern District of New York (the “District Court”) against certain Nuveen funds and their trustees, seeking a declaration that such funds’ Control Share By-Laws violate the 1940 Act, rescission of such fund’s Control Share By-Laws and a permanent injunction against such funds applying the Control Share By-Laws. On February 18, 2022, the District Court granted judgment in favor of the plaintiff’s claim for rescission of such funds’ Control Share By-Laws and the plaintiff’s declaratory judgment claim, and declared that such funds’ Control Share By-Laws violate Section
18(i) of the 1940 Act. Following review of the judgment of the District Court, on February 22, 2022, the Board amended the Funds’ bylaws to provide that the Funds’ Control Share By-Law shall be of no force and effect for so long as the judgment of the District Court is effective and that if the judgment of the District Court is reversed, overturned, vacated, stayed, or otherwise nullified, the Fund’s Control Share By-Law will be automatically reinstated and apply to any beneficial owner of common shares acquired in a Control Share Acquisition, regardless of whether such Control Share
Acquisition occurs before or after such reinstatement, for the duration of the stay or upon issuance of the mandate reversing, overturning, vacating or otherwise nullifying the judgment of the District Court. On February 25, 2022, the Board and the Funds appealed the District Court’s decision to the U.S. Court of Appeals for the Second Circuit.
CHANGES OCCURRING AFTER OF THE FISCAL YEAR
Portfolio Managers
Effective August 9, 2023, Himani Trivedi, Head of Structured Credit, joined Scott Caraher, Head of Senior Loans, and Kevin Lorenz, Head of High
Yield, as portfolio managers of JQC.
Ms. Trivedi, is head of structured credit at Nuveen. She is responsible for managing loans and investments in structured credit across Nuveen-
managed collateralized loan obligations (CLOs) and various fixed income strategies. Previously, Ms. Trivedi served as a co-head of investments and head of structured credit at Nuveen affiliate Symphony Asset Management. She started at Nuveen under Symphony affiliate in 2004 on the convertibles desk, launched the CLO platform in 2005 and became co-Portfolio Manager for all CLOs in 2008. Prior to joining Nuveen, Ms. Trivedi worked on model validation for securitized products at Washington Mutual Bank and started her career in finance at ICICI Bank in India. Ms. Trivedi graduated with a B.S. in Chemical Engineering and an M.B.A. in Finance from Gujarat University, India and a Masters in Financial Engineering (MFE)
from the Haas School of Business at University of California, Berkeley.

Shareholder Update
(Unaudited) (continued)
Investment Policies
In connection with the addition of Ms. Trivedi as portfolio manager of JQC, the Board of Trustees of JQC approved the following investment policy changes, all of which were effective as of August 9, 2023.
Principal Risks
As of the result of the above policy changes, “Inverse Floating Rate Securities Risk” was added as a principal risk factor for JQC.
Previous Investment Policy New Investment Policy
The Fund invests at least 70% of its Managed Assets in adjustable rate senior loans and second lien loans.
Existing policy eliminated.
The Fund may invest up to 30% of its Managed Assets in the following securities:
i. other debt securities such as investment and non-investment grade debt securities, fixed rate senior loans or subordinated loans, convertible securities and structured notes (other than structured notes that are designed to provide returns and risks that emulate those of Adjustable Rate Loans, which may be treated as an investment in Adjustable Rate Loans for purposes of the 70%
requirement set forth above);
ii. mortgage-related and other asset-backed securities (including collateralized loan obligations and collateralized debt obligations);
iii. debt securities and other instruments issued by government, government-
related or supranational issuers (commonly referred to as sovereign debt securities); and
iv. domestic and international equity securities.
Existing policy eliminated.
Substantially all of the Fund’s portfolio likely will be invested in senior loans that are, at the time of investment, rated below investment grade or unrated but judged to be of comparable quality. Investment grade quality securities are those securities that, at the time of investment, are (i) rated by at least one
NRSRO within the four highest grades (BBB- or Baa3 or better by S&P, Moody’s or Fitch), or (ii) unrated but judged to be of comparable quality. The Fund may also purchase other debt securities that are rated below investment grade or that are unrated but judged to be of comparable quality.
The Fund may invest without limitation in instruments that are rated below investment grade or are unrated but judged to be of comparable quality. Investment grade quality instruments
are those that are (i) rated by at least one NRSRO within the four highest grades (BBB- or Baa3 or better by S&P, Moody’s
or Fitch), or (ii) unrated but judged to be of comparable
quality. However, the Fund may not invest more than 30% of
its Managed Assets in instruments that are rated CCC/Caa or
lower at the time of investment (or are unrated but judged by the Fund’s sub-adviser to be of comparable quality).
The Fund maintains an average duration of two years or less for its portfolio investments in Adjustable Rate Loans and other debt instruments. “Average duration” and “average portfolio duration” are each defined to be the modified duration of the Fund’s portfolio, which is the measure of a debt instrument’s or a portfolio’s price sensitivity with respect to changes in market yields adjusted to reflect the effect of the Fund’s effective leverage.
Existing policy eliminated.
The Fund will not invest in inverse floating rate securities. Existing policy eliminated.
The Fund may invest up to 20% of its Managed Assets in securities of non-U.S.
Issuers that are U.S. dollar or non-U.S. dollar denominated. The Fund’s Managed
Assets to be invested in Adjustable Rate Loans and other debt instruments of
non-U.S. Issuers may include debt securities of Issuers located, or conducting their business in, emerging markets countries.
The Fund may invest up to 20% of its Managed Assets in
instruments of non-U.S. issuers that are U.S. dollar or non-U.S.
dollar denominated, including instruments of issuers located, or conducting their business in, emerging markets countries.
No current policy regarding CLO investments. The Fund may invest up to 25% of its Managed Assets in collateralized loan obligation (CLO) debt securities.

Important Tax Information
(Unaudited)
As required by the Internal Revenue Code and Treasury Regulations, certain tax information, as detailed below, must be provided to shareholders. Shareholders are advised to consult their tax advisor with respect to the tax implications of their investment. The amounts listed below may differ from the actual amounts reported on Form 1099-DIV, which will be sent to shareholders shortly after calendar year end.
Long-Term Capital Gains
As of year end, each Fund designates the following distribution amounts, or maximum amount allowable, as being from net long-term capital gains pursuant to Section 852(b)(3) of the Internal Revenue Code:
Dividends Received Deduction (DRD)
Each Fund listed below had the following percentage, or maximum amount allowable, of ordinary income distributions eligible for the dividends received deduction for corporate shareholders:
Qualified Dividend Income (QDI)
Each Fund listed below had the following percentage, or maximum amount allowable, of ordinary income distributions treated as qualified dividend income for individuals pursuant to Section 1(h)(11) of the Internal Revenue Code:
Qualified Interest Income (QII)
Each Fund listed below had the following percentage, or maximum amount allowable, of ordinary income distributions treated as qualified  interest income and/or short-term capital gain dividends pursuant to Section 871(k) of the Internal
Revenue Code:
163(j)
Each Fund listed below had the following percentage, or maximum amount allowable, of ordinary dividends treated as
Section 163(j) interest dividends pursuant to Section 163(j) of the Internal Revenue Code:
Fund
Net Long-Term
Capital Gains
JFR $ —
JQC —
Fund Percentage
JFR
1 .1%
JQC
0 .2
Fund Percentage
JFR
1 .1%
JQC
0 .2
Fund
Prior Year End to
12/31 Percentage
1/1 to Current
Year End
Percentage
JFR
64 .2% 100 .0%
JQC
63 .0 100 .0
Fund Percentage
JFR
96 .6%
JQC
91 .8

Additional Fund Information
(Unaudited)
Portfolio of Investments Information
Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC’s website at http://www.sec.gov.
Nuveen Funds’ Proxy Voting Information
You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.
CEO Certification Disclosure
Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock
Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.
Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the
Sarbanes-Oxley Act.
Common Share Repurchases
Each Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.
FINRA BrokerCheck:
The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.
Board of Trustees
Jack B. Evans William C. Hunter Amy B.R. Lancellotta Joanne T. Medero Albin F. Moschner John K. Nelson
Matthew Thornton III Terence J. Toth Margaret L. Wolff Robert L. Young
Investment Adviser
Nuveen Fund Advisors, LLC
333 West Wacker Drive
Chicago, IL 60606
Custodian
State Street Bank
& Trust Company
One Congress Street
Suite 1
Boston, MA 02114-2016
Legal Counsel
Chapman and Cutler LLP
Chicago, IL 60603
Independent Registered
Public Accounting Firm
KPMG LLP
200 East Randolph Street
Chicago, IL 60601
Transfer Agent and
Shareholder Services
Computershare Trust Company,
N.A.
150 Royall Street
Canton, MA 02021
(800) 257-8787
JFR JQC
Common shares repurchased 0 0

Glossary of Terms Used in this Report
(Unaudited)

19(a) Notice:
Section 19(a) of the Investment Company Act of 1940 requires that the payment of any distribution which is made from a source other than the fund’s net income be accompanied by a written notice that discloses the estimated sources of such payment.
Average Annual Total Return:
This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.
Collateralized Loan Obligation (CLO):
A security backed by a pool of debt, often low rated corporate loans. Collateralized loan obligations (CLOs) are similar to collateralized mortgage obligations, except for the different type of underlying loan.
Convexity:
A tool used in risk management to measure the sensitivity of bond duration to interest rate changes. Higher convexity generally means higher sensitivity to interest rate changes.
Gross Domestic Product (GDP):
The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.
Effective Leverage:
Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see below)
and the leverage effects of certain derivative investments in the fund’s portfolio.
Leverage:
Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100%
of the investment capital.
Net Asset Value (NAV) Per Share:
A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.
Regulatory Leverage:
Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

Annual Investment Management
Agreement Approval Process
(Unaudited)
At a meeting held on May 23-25, 2023 (the “May Meeting”), the Boards of Trustees (collectively, the “Board” and each Trustee, a “Board Member”)
of the Funds, which are comprised entirely of Board Members who are not “interested persons” (as defined under the Investment Company Act of
1940 (the “1940 Act”)) (the “Independent Board Members”), approved, for their respective Fund, the renewal of the management agreement (each, an “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as the investment adviser to such Fund and the sub-advisory agreement (each, a “Sub-Advisory Agreement”) with Nuveen Asset Management, LLC (the “Sub-
Adviser”) pursuant to which the Sub-Adviser serves as the sub-adviser to such Fund for an additional one-year term. As the Board is comprised of all
Independent Board Members, the references to the Board and the Independent Board Members are interchangeable.
Following up to an initial two-year period, the Board considers the renewal of each Investment Management Agreement and Sub-Advisory
Agreement on behalf of the applicable Fund on an annual basis. The Investment Management Agreements and Sub-Advisory Agreements are
collectively referred to as the “Advisory Agreements,” and the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund
Adviser.”
The Independent Board Members considered the review of the advisory agreements for the Nuveen funds to be an ongoing process and employed the accumulated information, knowledge and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Adviser and the applicable sub-advisers in their annual review of the advisory agreements. Throughout the year, the
Board and its committees meet regularly and, at these meetings, receive regular and/or special reports that cover an extensive array of topics and information that are relevant to the Board’s annual consideration of the renewal of the advisory agreements for the Nuveen funds. Such information may address, among other things, fund performance and risk information; the Adviser’s strategic plans; product initiatives for various funds; the review of the funds and investment teams; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers to the Nuveen funds; management of distributions; valuation of securities; fund expenses; securities lending; liquidity management; overall market and regulatory developments; and with respect to closed-end funds, capital management initiatives, institutional ownership, management of leverage financing and the secondary market trading of the closed-end funds and any actions to address discounts. The Board also seeks to meet periodically with the Nuveen funds’ sub-advisers and/or portfolio teams, when feasible. The presentations, discussions, and meetings throughout the year also provide a means for the Board to evaluate the level, breadth and quality of services provided by the Adviser and how such services have changed over time in light of new or modified regulatory requirements, changes to market conditions or other factors.
In connection with its annual consideration of the advisory agreements for the Nuveen funds, the Board, through its independent legal counsel, requested and received extensive materials and information prepared specifically for its review of such advisory agreements by the Adviser and by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The materials cover a wide range of topics including, but not limited to, a description of the nature, extent and quality of services provided by the Fund Advisers; a review of product actions advanced in 2022 for the benefit of particular Nuveen funds and/or the Nuveen fund complex; a review of each sub-adviser to the
Nuveen funds and/or the applicable investment team; an analysis of fund performance with a focus on any Nuveen funds considered performance outliers; an analysis of the fees and expense ratios of the Nuveen funds with a focus on any Nuveen funds considered expense outliers; a review of management fee schedules; a description of portfolio manager compensation; an overview of the secondary market trading of shares of the
Nuveen closed-end funds (including, among other things, an analysis of secondary market performance and commentary regarding the leverage management, share repurchase and shelf offering programs of Nuveen closed-end funds); a description of the profitability or financial data of
Nuveen and the sub-advisers to the Nuveen funds; and a description of indirect benefits received by the Adviser and the sub-advisers as a result of their relationships with the Nuveen funds. The information prepared specifically for the annual review supplemented the information provided to the Board and its committees and the evaluations of the Nuveen funds by the Board and its committees during the year. The Board’s review of the advisory agreements for the Nuveen funds is based on all the information provided to the Board and its committees throughout the year as well as the information prepared specifically with respect to the annual review of such advisory agreements. The performance, fee and expense data and other information provided by a Fund Adviser, Broadridge or other service providers were not independently verified by the Independent Board
Members.
As part of its review, the Board met on April 11-12, 2023 (the “April Meeting”) to review and discuss, in part, the performance of the Nuveen funds and the Adviser’s evaluation of each sub-adviser to the Nuveen funds and/or its investment teams. At the April Meeting, the Board Members asked questions and requested additional information that was provided for the May Meeting.
The Independent Board Members were advised by independent legal counsel during the annual review process as well as throughout the year, including meeting in executive sessions with such counsel at which no representatives from the Adviser or the Sub-Adviser were present. In connection with their annual review, the Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements, including guidance from court cases evaluating advisory fees.
The Board’s decision to renew the Advisory Agreements was not based on a single identified factor, but rather the decision reflected the comprehensive consideration of all the information provided to the Board and its committees throughout the year as well as the materials prepared specifically in connection with the renewal process. The contractual arrangements are a result of multiple years of review, negotiation and information provided in connection with the Board’s annual review of the Nuveen funds’ advisory arrangements and oversight of the Nuveen funds.
Each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process and may place different emphasis on the relevant information year to year in light of, among other things, changing market and economic conditions. A summary of the principal factors and information, but not all the factors, the Board considered in deciding to renew the
Advisory Agreements is set forth below.

A. Nature, Extent and Quality of Services
In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund with particular focus on the services and enhancements or changes to such services provided during the last year. The Independent Board Members considered the Investment Management Agreements and the Sub-Advisory Agreements separately in the course of their review. With this approach, they considered the respective roles of the Adviser and the Sub-Adviser in providing services to the Funds.
The Board recognized that the Adviser provides a wide array of management, oversight and administrative services to manage and operate the
Nuveen funds and that the scope and complexity of these services, along with the undertakings required of the Adviser in connection with providing these services, have expanded over time as a result of, among other things, regulatory, market and other developments. The Board noted the
Adviser’s dedication of resources, time, personnel and capital and commitment to continuing to develop improvements and innovations that seek to enhance the Nuveen fund complex and meet the needs of the Nuveen funds in an increasingly complex regulatory environment. The Board received and reviewed information regarding, among other things, the Adviser’s investment oversight responsibilities, regulatory and compliance services, administrative duties and other services.
The Board considered the breadth and the quality of the services the Adviser and its various teams provide in overseeing the investment management of the Nuveen funds, including, among other things, overseeing and reviewing the services provided by the various sub-advisers to the Nuveen funds and their investment teams; evaluating fund performance and market conditions; overseeing operational and investment risks; evaluating investment strategies and recommending any changes thereto; managing liquidity; managing the daily valuation of portfolio securities; overseeing trade execution and securities lending; and setting and managing distributions consistent with the respective fund’s product design. With respect to closed-end funds, such services also include managing leverage; monitoring asset coverage levels for leveraged funds and compliance with rating agency criteria; providing capital management and secondary market services (such as implementing common share shelf offerings, capital return programs and common share repurchases); and maintaining a closed-end fund investor relations program. The Board also reviewed the structure of investment personnel compensation of each Fund Adviser and considered whether the structure provides appropriate incentives to attract and maintain qualified personnel and to act in the best interests of the respective Nuveen fund.
Given the Nuveen funds operate in a highly regulated industry, the Board further considered the extensive compliance, regulatory and administrative services the Adviser and its various teams provide to manage and operate the Nuveen funds. The Board recognized such services included, but were not limited to, managing compliance policies; monitoring compliance with applicable policies, laws and regulations; devising internal compliance programs in seeking to enhance compliance with regulatory requirements and creating a framework to review and assess compliance programs; overseeing sub-adviser compliance testing; preparing compliance training materials; and responding to regulatory requests. The Board reviewed highlights of the various initiatives Nuveen compliance had taken in 2022 including, among other things, additional due diligence of service providers as their operating environments evolve post-Covid to more hybrid in-person working arrangements; investments in supporting and expanding international trading capabilities; continuing efforts to enhance policies and controls to address compliance risks including those related to environmental, social and governance (“ESG”) matters and new regulatory developments or guidance; and establishing and maintaining compliance policies and comprehensive compliance training programs. The Board also considered information regarding the Adviser’s business continuity, disaster recovery and information security programs and the periodic testing and review of such programs.
In addition to the above functions, the Board considered the quality and extent of other non-advisory services the Adviser provides including, among other things, various fund administration services (such as preparing, overseeing or assisting with the preparation of tax and regulatory filings); product management services (such as evaluating and enhancing products and strategies); legal support services; shareholder services and transfer agency function oversight services; and board support and reporting services. With respect to board support services, the Board reviewed a summary of the annual, quarterly, and special reports the Adviser and/or its affiliates provided to the Board throughout 2022.
The Board further acknowledged various initiatives the Adviser had undertaken or continued in 2022 in seeking to improve the effectiveness of its organization, the Nuveen funds product line-up as well as particular Nuveen fund(s) through, among other things, rationalizing the product line and gaining efficiencies through mergers, repositionings and liquidations; launching new funds; reviewing and updating investment policies and benchmarks; reopening certain funds previously closed to new investors; adding or modifying the share classes offered by certain funds;
implementing fee waivers and expense cap changes for certain funds and evaluating and adjusting portfolio management teams as appropriate for various funds; and developing policy positions on a broad range of regulatory proposals that may impact the funds and communicating with lawmakers and other regulatory authorities to help ensure these positions are represented.
Aside from the services provided, the Board recognized the financial resources of the Adviser and its affiliates and their willingness to make investments in the technology, personnel and infrastructure to support the Nuveen funds, including maintaining a seed capital budget to support new or existing funds and/or facilitate changes for a respective fund. The Board noted the benefits to shareholders of investing in a fund that is a part of a large fund complex with a variety of investment disciplines, capabilities, expertise and resources available to navigate and support the
Nuveen funds including during stressed times. The Board recognized the overall reputation and capabilities of the Adviser and its affiliates, the
Adviser’s continuing commitment to provide high quality services, its willingness to implement operational or organizational changes in seeking, among other things, to enhance efficiencies and services to the Nuveen funds and its responsiveness to the Board’s questions and/or concerns raised throughout the year and during the annual review of advisory agreements. The Board also considered the significant risks borne by the Adviser and its affiliates in connection with their services to the Nuveen funds, including entrepreneurial risks in sponsoring new funds and ongoing risks with managing the funds such as investment, operational, reputational, regulatory, compliance and litigation risks.
The Board further considered the division of responsibilities between the Adviser and the Sub-Adviser and recognized that the Sub-Adviser and its investment personnel generally are responsible for the management of each Fund’s portfolio under the oversight of the Adviser and the Board. The
Board considered an analysis of the Sub-Adviser provided by the Adviser which included, among other things, the assets under management of the applicable investment team and changes thereto, a summary of the applicable investment team and changes to such team, the investment process

Annual Investment Management Agreement Approval Process
(Unaudited)
(continued)
and philosophy of the applicable investment team, the performance of the Nuveen funds sub-advised by the Sub-Adviser over various periods of time and a summary of any significant policy and/or other changes to the Nuveen funds sub-advised by the Sub-Adviser. The Board further considered at the May Meeting or prior meetings evaluations of the Sub-Adviser’s compliance programs and trade execution. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.
Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.
B. The Investment Performance of the Funds and Fund Advisers
In evaluating the quality of the services provided by the Fund Advisers, the Board also considered a variety of investment performance data of the Nuveen funds prepared specifically for the annual review of the advisory agreements as well as the performance data the Board received throughout the year representing different time periods. In this regard, leading into the May Meeting, the Board reviewed, among other things,
Fund performance over the quarter, one-, three- and five-year periods ending December 31, 2022 and March 31, 2023. In addition, the Board reviewed and discussed performance data at its regularly scheduled quarterly meetings during the year. The Board therefore took into account the performance data, presentations and discussions (written and oral) that have been provided for the annual review as well as in prior meetings over time in evaluating fund performance, including the Adviser’s analysis of a fund’s performance with particular focus on performance outliers
(both overperformance and underperformance), the factors contributing to performance (including relative to a fund’s benchmark and peers and the impact of market conditions) and any recommendations or steps that had been taken or were proposed to be taken to address significant performance concerns. In this regard, the Board noted, among other things, that certain Nuveen funds had changes in portfolio managers or other significant changes to their investment strategies or policies since March 2020, and, as a result, the Board reviewed certain tracking performance data comparing the performance of such funds before and after such changes.
The Board recognized that performance data reflects performance over a specified period which may differ significantly depending on the ending dates selected, particularly during periods of market volatility. Further, the Board noted that shareholders may evaluate performance based on their own respective holding periods which may differ from the performance periods reviewed by the Board and lead to differing results.
In its evaluation, the Board reviewed Nuveen fund performance results from different perspectives. In general, subject to certain exceptions, the
Board reviewed both absolute and relative fund performance during the annual review over the various time periods and evaluated performance results in light of a fund’s investment objective(s), strategies and risks. With respect to the relative performance, the Board considered fund performance in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). In reviewing such comparative performance, the Board was cognizant of the inherent limitations of such data which can make meaningful performance comparisons generally difficult. As an illustration, differences in the composition of the Performance Peer Group, the investment objective(s), strategies and other characteristics of the peers in the Performance Peer
Group, the level, type and cost of leverage (if any) of the peers, and the varying sizes of peers all may contribute to differences in the performance results of a Performance Peer Group compared to the applicable Nuveen fund. With respect to relative performance of a Nuveen fund compared to a benchmark index, differences, among other things, in the investment objective(s) and strategies of a fund and the benchmark (particularly an actively managed fund that does not directly follow an index) as well as the costs of operating a fund would necessarily contribute to differences in performance results and limit the value of the comparative performance information. To assist the Board in its review of the comparability of the relative performance, the Adviser has ranked the relevancy of the peer group to the Funds as low, medium or high.
The secondary market trading of shares of the Nuveen closed-end funds also continues to be a priority for the Board given its importance to shareholders, and therefore the Board and/or its Closed-end Fund committee reviews certain performance data reflecting, among other things, the premiums and discounts at which the shares of the Nuveen closed-end funds have traded over specified periods throughout the year. In its review, the Board considers, among other things, changes to investment mandates and guidelines, distribution policies, leverage levels and types; share repurchases and similar capital market actions; and effective communications programs to build greater awareness and deepen understanding of closed-end funds. As applicable, the Board considered the impact of leverage on a Nuveen fund’s performance. The Board further acknowledged that performance results should include the distribution yields of funds that seek to provide income as part of their investment objective(s) to shareholders. In this regard, the Board considered that the use of leverage by various funds may have detracted from total return performance of such funds over various periods in current market conditions, but the leverage also was accretive in helping to provide income.
The Board also evaluated Nuveen fund performance in light of various relevant factors which may include, among other things, general market conditions, issuer-specific information, asset class information, leverage and fund cash flows. The Board acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance and that a single investment theme could disproportionately affect performance. Further, the Board recognized that the market and economic conditions may significantly impact a fund’s performance, particularly over shorter periods, and such performance may be more reflective of such economic or market events and not necessarily reflective of management skill. Although the Board reviews short-, intermediate- and longer-term performance data, the Board recognized that longer periods of performance may reflect full market cycles.
In relation to recent general market conditions, the Board had recognized the general market volatility and underperformance of the market in
2022 in considering Nuveen fund performance. The Board took into account the Adviser’s assessment of a fund’s performance during the recent period of significant market volatility. In their review from year to year, the Board Members consider and may place different emphasis on the relevant information in light of changing circumstances in market and economic conditions. In evaluating performance, the Board focused particular attention on funds with less favorable performance records. However, depending on the facts and circumstances including any differences between the respective fund and its benchmark and/or Performance Peer Group, the Board may be satisfied with a fund’s performance notwithstanding that its performance may be below that of its benchmark and/or peer group for certain periods. With respect to any funds for which the Board has identified performance issues, the Board seeks to monitor such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any steps undertaken.
The Board’s determinations with respect to each Fund are summarized below.
For Nuveen Floating Rate Income Fund (the “Floating Rate Fund”), the Board noted that although the Fund’s performance was below the performance of its benchmark for the one-, three- and five-year periods ended December 31, 2022, the Fund ranked in the third quartile of its
Performance Peer Group for such periods. Further, although the Fund’s performance was below the performance of its benchmark for the one- and five-year periods ended March 31, 2023, the Fund outperformed its benchmark for the three-year period ended March 31, 2023 and ranked in the third quartile of its Performance Peer Group for the one- and five-year periods and second quartile of its Performance Peer Group for the three-year period ended March 31, 2023. On the basis of the Board’s ongoing review of investment performance and all relevant factors, including the relative market conditions during certain reporting periods, the Fund’s investment objective(s) and management’s discussion of performance, the Board concluded that in light of these factors, the Fund’s performance supported renewal of the Advisory Agreements.
For Nuveen Credit Strategies Income Fund (the “Credit Strategies Fund”), the Board noted that the Fund’s performance was below the performance of its benchmark and the Fund ranked in the fourth quartile of its Performance Peer Group for the one-, three- and five-year periods ended
December 31, 2022 and March 31, 2023. The Board noted that the Fund’s use of leverage detracted from the Fund’s performance in 2022 but was accretive to overall common share income. The Board took into account management’s discussion of the Fund’s performance, including the reasons for the challenged performance for certain periods, and the Fund’s more recent improved performance over the quarter ended March 31, 2023. On the basis of the Board’s ongoing review of investment performance and all relevant factors, including the relative market conditions during certain reporting periods, the Fund’s investment objective(s) and management’s discussion of performance, the Board concluded that in light of these factors, the Fund’s performance supported renewal of the Advisory Agreements.
C. Fees, Expenses and Profitability
1. Fees and Expenses
As part of its annual review, the Board generally reviewed, among other things, with respect to the Nuveen closed-end funds, the contractual management fee and actual management fee (i.e., the management fee after taking into consideration fee waivers and/or expense reimbursements, if any) paid by a fund to the Adviser in light of the nature, extent and quality of the services provided. The Board also considered the total operating expense ratio of a fund (after any fee waivers and/or expense reimbursements). More specifically, the Independent Board Members reviewed, among other things, each Nuveen closed-end fund’s actual management fee rate (after fee waivers and/or expense reimbursements, if any) and net total expense ratio in relation to those of a comparable universe of funds (the
“Peer Universe”) established by Broadridge. The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and recognized that differences between the applicable fund and its respective Peer Universe as well as changes to the composition of the Peer Universe from year to year may limit some of the value of the comparative data. The Independent Board
Members take these limitations and differences into account when reviewing comparative peer data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund.
In their review, the Independent Board Members considered, in particular, each Nuveen fund with a net total expense ratio (excluding investment-related costs of leverage for closed-end funds) of six basis points or higher compared to that of its peer average (each, an
“Expense Outlier Fund”) and an analysis as to the factors contributing to each such fund’s higher relative net total expense ratio. In addition, although the Board reviewed a fund’s total net expenses both including and excluding investment-related expenses (i.e., leverage costs) for certain of the closed-end funds, the Board recognized that leverage expenses will vary across funds and in comparison to peers because of differences in the forms and terms of leverage employed by the respective fund. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net total expense ratio and fees (excluding leverage costs and leveraged assets for the closed-end funds) to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe.
The Independent Board Members also considered, in relevant part, a Nuveen fund’s management fee and net total expense ratio in light of its performance history, including reviewing certain funds identified by the Adviser and/or the Board as having a higher net total expense ratio or management fee compared to their respective peers coupled with experiencing periods of challenged performance and considering the reasons for such comparative positions. In addition, with respect to closed-end funds that utilize leverage, the Independent Board
Members recognized that certain assets attributable to a fund’s use of leverage may be included in the amount of assets upon which the advisory fee or sub-advisory fee is calculated. The Independent Board Members acknowledged the fact that a decision to employ leverage or increase a fund’s leverage which has the effect, all other things being equal, of increasing the assets upon which an advisory or sub-
advisory fee is based (and, in turn, increasing the Adviser’s and applicable sub-adviser’s management fees), means that the Adviser and applicable sub-adviser may have a conflict of interest in determining whether to use or increase leverage. The Independent Board Members recognized, however, that the Adviser and sub-advisers would seek to manage the potential conflict by recommending to the Board to leverage the applicable fund or increase such leverage when the Adviser and/or sub-adviser, as applicable, has determined that such action would be in the best interests of the respective fund and its common shareholders and by periodically reviewing with the Board the fund’s performance and the impact of the use of leverage on that performance.

Annual Investment Management Agreement Approval Process
(Unaudited)
(continued)
In their review of the fee arrangements for the Nuveen funds, the Independent Board Members also considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules, as applicable. The Board noted that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by approximately $62.4 million and fund-level breakpoints reduced fees by approximately $76.1 million in 2022.
With respect to the Sub-Adviser, the Board also considered, among other things, the sub-advisory fee schedule paid to the Sub-Adviser in light of the sub-advisory services provided to the respective Fund and comparative data of the fees the Sub-Adviser charges to other clients, if any. In its review, the Board recognized that the compensation paid to the Sub-Adviser is the responsibility of the Adviser, not the Funds.
The Independent Board Members noted that (a) the Floating Rate Fund had an actual management fee and a net total expense ratio that were below the respective peer averages; and (b) the Credit Strategies Fund had an actual management fee that was in line with the peer average and a net total expense ratio that was below the peer average.
Based on its review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.
2. Comparisons with the Fees of Other Clients
In evaluating the appropriateness of fees, the Board also considered information regarding the fee rates the respective Fund Advisers charged to certain other types of clients and the type of services provided to these other clients. With respect to the Adviser and/or the
Sub-Adviser, such other clients may include: retail and institutional managed accounts sub-advised by the Sub-Adviser; hedge funds or other structured products managed by the Sub-Adviser; investment companies offered outside the Nuveen family and sub-advised by the Sub-
Adviser; foreign investment companies offered by Nuveen and sub-advised by the Sub-Adviser; and collective investment trusts sub-advised by the Sub-Adviser. The Board further noted that the Adviser also advised, and the Sub-Adviser sub-advised, certain exchange-traded funds
(“ETFs”) sponsored by Nuveen. The Board reviewed, among other things, the range of fees assessed for managed accounts, hedge funds
(along with their performance fee), foreign investment companies and ETFs offered by Nuveen, as applicable. The Board also reviewed the fee range and average fee rate of certain selected investment strategies offered in retail and institutional managed accounts sub-advised by the Sub-Adviser, the hedge funds advised by the Sub-Adviser (along with their performance fee) and non-Nuveen investment companies sub-advised by certain affiliated sub-advisers.
In considering the comparative fee data, the Board recognized that differences, including but not limited to, the amount, type and level of services provided by the Adviser to the Nuveen funds compared to that provided to other clients as well as differences in investment policies; eligible portfolio assets and the manner of managing such assets; product structure; investor profiles; account sizes; and regulatory requirements contribute to the variations in the fee schedules. Similarly, differences in the client base, governing bodies, distribution jurisdiction and operational complexities would also contribute to variations in management fees assessed the Nuveen funds compared to foreign fund clients. Further, with respect to ETFs, the Board considered that the Nuveen ETFs that are designed to track the performance of a specified index (“Index ETFs”) were passively managed compared to the active management of other Nuveen funds, which also contributed to the differences in fee levels between such Index ETFs and the actively managed funds. The Board acknowledged the wide range of services in addition to investment management that the Adviser had provided to the Nuveen funds compared to other types of clients as well as the increased entrepreneurial, legal and regulatory risks that the Adviser incurs in sponsoring and managing the Nuveen funds. In general, higher fee levels reflect higher levels of service provided by the Adviser, increased investment management complexity, greater product management requirements, and higher levels of business risk or some combination of these factors. The Board further considered that the Sub-Adviser’s fee is essentially for portfolio management services and therefore more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates. The Board concluded the varying levels of fees were justified given, among other things, the more extensive services, regulatory requirements and legal liabilities, and the entrepreneurial, legal and regulatory risks incurred in sponsoring and advising a registered investment company compared to that required in advising other types of clients.
3. Profitability of Fund Advisers
In their review, the Independent Board Members considered estimated profitability information of Nuveen as a result of its advisory services to the Nuveen funds as well as profitability data of other publicly traded asset management firms. Such profitability information included, among other things, gross and net revenue margins (excluding distribution) of Nuveen Investments, Inc. (“Nuveen Investments”) for services to the Nuveen funds on a pre-tax and after-tax basis for the 2022 and 2021 calendar years as well as the revenues earned (less any expense reimbursements/fee waivers) and expenses incurred by Nuveen Investments for its advisory activities to the Nuveen funds (excluding distribution and certain other expenses) for the 2022 and 2021 calendar years. The Independent Board Members also considered a summary of some of the key factors that impacted Nuveen’s profitability in 2022. In addition, the Board reviewed the revenues, expenses and operating margin (pre- and after-tax) the Adviser derived from its ETF product line for the 2022 and 2021 calendar years.

In developing the profitability data of the Adviser for its advisory services to the Nuveen funds, the Independent Board Members recognized the subjective nature of calculating profitability as the information is not audited and is necessarily dependent on cost allocation methodologies to allocate expenses throughout the complex and among the various advisory products. Given there is no perfect expense allocation methodology and that other reasonable and valid allocation methodologies could be employed and could lead to significantly different results, the Board reviewed, among other things, a description of the cost allocation methodologies employed to develop the financial information, a summary of the history of changes to the methodology over the years from 2010 through 2022, and a historical expense analysis of Nuveen Investments’ revenues, expenses and pre-tax net revenue margins derived from its advisory services to the
Nuveen funds (excluding distribution) for the calendar years from 2017 through 2022. The Board had also appointed four Independent
Board Members to serve as the Board’s liaisons, with the assistance of independent counsel, to meet with representatives of the Adviser and review the development of the profitability data and to report to the full Board.
In addition, the Board considered certain comparative operating margin data. In this regard, the Board reviewed the operating margins of
Nuveen Investments compared to the adjusted operating margins of a peer group of asset management firms with publicly available data and the most comparable assets under management (based on asset size and asset composition) to Nuveen. The Board recognized that the operating margins of the peers were adjusted generally to address that certain services provided by the peers were not provided by
Nuveen. The Board also reviewed, among other things, the net revenue margins (pre-tax) of Nuveen Investments on a company-wide basis and the net revenue margins (pre-tax) of Nuveen Investments derived from its services to the Nuveen funds only (including and excluding distribution) compared to the adjusted operating margins of the peer group for each calendar year from 2012 to 2022. Although the total company operating margins of Nuveen Investments were in the bottom half of the peer group range for 2022 and 2021, the Independent
Board Members recognized the limitations of the comparative data given that peer data is not generally public and the calculation of profitability is subjective and affected by numerous factors (such as types of funds a peer manages, its business mix, its cost of capital, the numerous assumptions underlying the methodology used to allocate expenses and other factors) that can have a significant impact on the results.
Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of
Teachers Insurance and Annuity Association of America (“TIAA”). Accordingly, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2022 and 2021 calendar years to consider the financial strength of TIAA.
The Board recognized the benefit of an investment adviser and its parent with significant resources, particularly during periods of market volatility. The Board also noted the reinvestments Nuveen, its parent and/or other affiliates made into its business through, among other things, the investment of seed capital in certain Nuveen funds and continued investments in enhancements to technological capabilities.
In addition to Nuveen, the Independent Board Members considered the profitability of the Sub-Adviser from its relationships with the respective Nuveen funds. In this regard, the Independent Board Members reviewed, among other things, the Sub-Adviser’s revenues, expenses and net revenue margins (pre- and after-tax) for its advisory activities to the respective Nuveen funds for the calendar years ended December 31, 2022 and December 31, 2021. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre- and after-tax) by asset type for the Sub-Adviser for the calendar years ending December 31,
2022 and December 31, 2021.
In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.
Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.
D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
The Board considered whether there have been economies of scale with respect to the management of the Nuveen funds, whether these economies of scale have been appropriately shared with the funds and whether there is potential for realization of further economies of scale. Although the
Board recognized that economies of scale are difficult to measure with any precision and certain expenses may not decline with a rise in assets, the Board considered that Nuveen shares the benefits of economies of scale, if any, in a number of ways including through the use of breakpoints in the management fee schedule, fee waivers and/or expense limitations, the pricing of funds at scale at inception and investments in Nuveen’s business which can enhance the services provided to the funds for the fees paid. In this regard, the Board recognized that the management fee of the Adviser is generally comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. The Board reviewed the fund-level and complex-level fee schedules. With this structure, the Board noted that the complex-level breakpoint schedule is designed to deliver the benefits of economies of scale to shareholders when the eligible assets in the complex pass certain thresholds even if the assets of a particular fund are unchanged or have declined, and the fund-level breakpoint schedules are designed to share economies of scale with shareholders if the particular fund grows. The Board noted, however, that although closed-end funds may make additional share offerings from time to time, the closed-end funds have a more limited ability to increase their assets because the growth of their assets will occur primarily from the appreciation of their investment portfolios.
As noted above, the Independent Board Members also recognized the continued reinvestment in Nuveen’s business to enhance its capabilities and services to the benefit of its various clients. The Board understood that many of these investments in the Nuveen business were not specific to individual Nuveen funds but rather incurred across of a variety of products and services pursuant to which the family of Nuveen funds as a whole may benefit. In addition, the Board also considered that Nuveen has provided, without raising advisory fees to the Nuveen funds, certain additional services, including, but not limited to, services required by new regulations and regulatory interpretations, and this was also a means of sharing economies of scale with the funds and their shareholders.

Annual Investment Management Agreement Approval Process
(Unaudited)
(continued)
Based on its review, the Board was satisfied that the current fee arrangements together with the reinvestment in Nuveen’s business appropriately shared any economies of scale with shareholders.
E. Indirect Benefits
The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Board acknowledged that an affiliate of the Adviser may receive compensation for serving as a co-manager in the initial public offerings of new Nuveen closed-end funds (if any) and for serving as an underwriter on shelf offerings of existing Nuveen closed-end funds and reviewed the amounts paid for such services, if any, in 2021 and 2022.
In addition, the Independent Board Members noted that the various sub-advisers to the Nuveen funds do not generally benefit from soft dollar arrangements with respect to Nuveen fund portfolio transactions.
Based on its review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable in light of the services provided.
F. Other Considerations
The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Independent Board
Members concluded that the terms of each Advisory Agreement were reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed for an additional one-year period.

Board Members & Officers
(Unaudited)
The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent board members”)
has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each Trustee oversees and other directorships they hold are set forth below.
Name,
Year of Birth
& Address
Position(s) Held
with the Funds
Year First
Elected or
Appointed
and Term
(1)
Principal Occupation(s)
Including other Directorships
During Past 5 Years
Number of
Portfolios
in Fund
Complex
Overseen By
Board Member
Independent Trustees:
Terence J. Toth
1959
333 W. Wacker Drive
Chicago, IL 60606
Chair and Board
Member
2008
Class II
Formerly, a Co-Founding Partner, Promus Capital (investment
advisory firm) (2008-2017); formerly, Director, Quality Control
Corporation (manufacturing) (2012-2021); Chair of the Board
of the Kehrein Center for the Arts (philanthropy) (since 2021);
member: Catalyst Schools of Chicago Board (since 2008) and
Mather Foundation Board (philanthropy) (since 2012), formerly,
Chair of its Investment Committee (2017-2022); formerly, Member,
Chicago Fellowship Board (philanthropy) (2005-2016); formerly,
Director, Fulcrum IT Services LLC (information technology services firm to government entities) (2010-2019); formerly, Director,
LogicMark LLC (health services) (2012-2016); formerly, Director,
Legal & General Investment Management America, Inc. (asset
management) (2008-2013); formerly, CEO and President, Northern
Trust Global Investments (financial services) (2004-2007); Executive
Vice President, Quantitative Management & Securities Lending
(2000-2004); prior thereto, various positions with Northern
Trust Company (financial services) (since 1994); formerly,
Member, Northern Trust Mutual Funds Board (2005-2007),
Northern Trust Global Investments Board (2004-2007),
Northern Trust Japan Board (2004-2007), Northern Trust
Securities Inc. Board (2003- 2007) and Northern Trust Hong
Kong Board (1997-2004).
135
Jack B. Evans
1948
333 W. Wacker Drive
Chicago, IL 60606
Board Member 1999
Class III
Chairman (since 2019), formerly, President (1996-2019), The
Hall-Perrine Foundation, (private philanthropic corporation);
Life Trustee of Coe College and the Iowa College Foundation;
formerly, Member and President Pro-Tem of the Board of
Regents for the State of Iowa University System (2007- 2013);
Director and Chairman (2009-2021), United Fire Group, a
publicly held company; Director, Public Member, American
Board of Orthopaedic Surgery (2015-2020); Director
(2000-2004), Alliant Energy; Director (1996-2015), The Gazette
Company (media and publishing); Director (1997- 2003),
Federal Reserve Bank of Chicago; President and Chief
Operating Officer (1972-1995), SCI Financial Group, Inc.,
(regional financial services firm).
135
William C. Hunter
1948
333 W. Wacker Drive
Chicago, IL 60606
Board Member 2003
Class I
Dean Emeritus, formerly, Dean, Tippie College of Business,
University of Iowa (2006-2012); Director of Wellmark, Inc. (since
2009); past Director (2005-2015), and past President (2010-
2014) Beta Gamma Sigma, Inc., The International Business
Honor Society; formerly, Director (2004-2018) of Xerox
Corporation; formerly, Dean and Distinguished Professor of
Finance, School of Business at the University of Connecticut
(2003-2006); previously, Senior Vice President and Director of
Research at the Federal Reserve Bank of Chicago (1995-2003);
formerly, Director (1997-2007), Credit Research Center at
Georgetown University.
135

Board Members & Officers
(Unaudited) (continued)
Name,
Year of Birth
& Address
Position(s) Held
with the Funds
Year First
Elected or
Appointed
and Term
(1)
Principal Occupation(s)
Including other Directorships
During Past 5 Years
Number of
Portfolios
in Fund
Complex
Overseen By
Board Member
Amy B. R. Lancellotta
1959
333 W. Wacker Drive
Chicago, IL 60606
Board Member 2021
Class II
Formerly, Managing Director, Independent Directors Council
(IDC) (supports the fund independent director community and
is part of the Investment Company Institute (ICI), which
represents regulated investment companies) (2006-2019);
formerly, various positions with ICI (1989-2006); Member of the
Board of Directors, Jewish Coalition Against Domestic Abuse
(JCADA) (since 2020).
135
Joanne T. Medero
1954
333 W. Wacker Drive
Chicago, IL 60606
Board Member 2021
Class III
Formerly, Managing Director, Government Relations and Public
Policy (2009-2020) and Senior Advisor to the Vice Chairman
(2018-2020), BlackRock, Inc. (global investment management
firm); formerly, Managing Director, Global Head of Government
Relations and Public Policy, Barclays Group (IBIM) (investment banking, investment management and wealth management
businesses) (2006-2009); formerly, Managing Director, Global
General Counsel and Corporate Secretary, Barclays Global
Investors (global investment management firm) (1996-2006);
formerly, Partner, Orrick, Herrington & Sutcliffe LLP (law firm)
(1993-1995); formerly, General Counsel, Commodity Futures
Trading Commission (government agency overseeing U.S.
derivatives markets) (1989-1993); formerly, Deputy Associate
Director/Associate Director for Legal and Financial Affairs,
Office of Presidential Personnel, The White House (1986-1989);
Member of the Board of Directors, Baltic-American Freedom
Foundation (seeks to provide opportunities for citizens of the
Baltic states to gain education and professional development through exchanges in the U.S.) (since 2019).
135
Albin F. Moschner
1952
333 W. Wacker Drive
Chicago, IL 60606
Board Member 2016
Class III
Founder and Chief Executive Officer, Northcroft Partners, LLC,
(management consulting) (since 2012); formerly,
Chairman (2019), and Director (2012-2019), USA Technologies,
Inc., (provider of solutions and services to facilitate electronic payment transactions); formerly, Director, Wintrust Financial
Corporation (1996-2016); previously, held positions at Leap
Wireless International, Inc. (consumer wireless services),
including Consultant (2011-2012), Chief Operating Officer
(2008-2011), and Chief Marketing Officer (2004-2008); formerly,
President, Verizon Card Services division of Verizon
Communications, Inc. (2000-2003); formerly, President, One
Point Services at One Point Communications
(telecommunication services) (1999-2000); formerly, Vice
Chairman of the Board, Diba, Incorporated (internet
technology provider) (1996-1997); formerly, various executive positions (1991-1996) including Chief Executive Officer
(1995-1996) of Zenith Electronics Corporation (consumer
electronics).
135
John K. Nelson
1962
333 W. Wacker Drive
Chicago, IL 60606
Board Member 2013
Class II
Member of Board of Directors of Core12 LLC. (private firm
which develops branding, marketing and communications
strategies for clients) (since 2008); served The President’s
Council of Fordham University (2010-2019) and previously a
Director of the Curran Center for Catholic American Studies
(2009-2018); formerly, senior external advisor to the Financial
Services practice of Deloitte Consulting LLP. (2012-2014);
former Chair of the Board of Trustees of Marian University
(2010-2014 as trustee, 2011-2014 as Chair); formerly Chief
Executive Officer of ABN AMRO Bank N.V., North America, and
Global Head of the Financial Markets Division (2007-2008),
with various executive leadership roles in ABN AMRO Bank
N.V. between 1996 and 2007.
135

Name,
Year of Birth
& Address
Position(s) Held
with the Funds
Year First
Elected or
Appointed
and Term
(1)
Principal Occupation(s)
Including other Directorships
During Past 5 Years
Number of
Portfolios
in Fund
Complex
Overseen By
Board Member
Matthew Thornton III
1958
333 W. Wacker Drive
Chicago, IL 60606
Board Member 2020
Class III
Formerly, Executive Vice President and Chief Operating Officer
(2018-2019), FedEx Freight Corporation, a subsidiary of FedEx
Corporation (FedEx) (provider of transportation, e-commerce
and business services through its portfolio of companies);
formerly, Senior Vice President, U.S. Operations (2006-2018),
Federal Express Corporation, a subsidiary of FedEx; formerly
Member of the Board of Directors (2012-2018), Safe Kids
Worldwide® (a non-profit organization dedicated to preventing childhood injuries). Member of the Board of Directors (since
2014), The Sherwin-Williams Company (develops,
manufactures, distributes and sells paints, coatings and related products); Director (since 2020), Crown Castle International
(provider of communications infrastructure).
135
Margaret L. Wolff
1955
333 W. Wacker Drive
Chicago, IL 60606
Board Member 2016
Class I
Formerly, member of the Board of Directors (2013-2017) of
Travelers Insurance Company of Canada and The Dominion of
Canada General Insurance Company (each, a part of Travelers
Canada, the Canadian operation of The Travelers Companies,
Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher &
Flom LLP (Mergers & Acquisitions Group) (legal services) (2005-
2014); Member of the Board of Trustees of New York-Presbyterian
Hospital (since 2005); Member (since 2004) formerly, Chair (2015-
2022) of the Board of Trustees of The John A. Hartford Foundation
(a philanthropy dedicated to improving the care of older adults);
formerly, Member (2005-2015) and Vice Chair (2011-2015) of the
Board of Trustees of Mt. Holyoke College.
135
Robert L. Young (2)
1963
333 W. Wacker Drive
Chicago, IL 60606
Board Member 2017
Class I or
Class II
Formerly, Chief Operating Officer and Director, J.P. Morgan
Investment Management Inc. (financial services) (2010-2016);
formerly, President and Principal Executive Officer (2013-2016),
and Senior Vice President and Chief Operating Officer
(2005-2010), of J.P. Morgan Funds; formerly, Director and
various officer positions for J.P. Morgan Investment
Management Inc. (formerly, JPMorgan Funds Management,
Inc. and formerly, One Group Administrative Services) and
JPMorgan Distribution Services, Inc. (financial services)
(formerly, One Group Dealer Services, Inc.) (1999-2017).
135
Name,
Year of Birth
& Address
Position(s) Held
with the Funds
Year First
Elected or
Appointed
(3)
Principal Occupation(s)
Including other Directorships
During Past 5 Years
Officers of the Funds:
David J. Lamb
1963
333 W. Wacker Drive
Chicago, IL 60606
Chief
Administrative
Officer
2015 Managing Director of Nuveen Fund Advisors, LLC (since 2019); Senior Managing
Director (since 2021), formerly, Managing Director (2020-2021) of Nuveen
Securities, LLC; Senior Managing Director (since 2021), formerly, Managing
Director (2017-2021), Senior Vice President of Nuveen (2006-2017).
Brett E. Black
1972
333 W. Wacker Drive
Chicago, IL 60606
Vice President
and Chief
Compliance
Officer
2022 Managing Director, Chief Compliance Officer of Nuveen (since 2022); formerly,
Vice President (2014-2022), Chief Compliance Officer and Anti-Money Laundering
Compliance Officer (2017-2022), Deputy Chief Compliance Officer (2014-2017) of
BMO Funds, Inc.

Board Members & Officers
(Unaudited) (continued)
Name,
Year of Birth
& Address
Position(s) Held
with the Funds
Year First
Elected or
Appointed
(3)
Principal Occupation(s)
Including other Directorships
During Past 5 Years
Mark J. Czarniecki
1979
901 Marquette Avenue
Minneapolis, MN 55402
Vice President
and Assistant
Secretary
2013 Managing Director (since 2022), formerly, Vice President (2016-2022), and
Assistant Secretary (since 2016) of Nuveen Securities, LLC; Managing Director
(since 2022), formerly, Vice President (2017-2022) and Assistant Secretary (since
2017) of Nuveen Fund Advisors, LLC; Managing Director and Associate General
Counsel (since January 2022), formerly, Vice President and Associate General
Counsel of Nuveen (2013-2021); Managing Director (since 2022), formerly, Vice
President (2018-2022), Assistant Secretary and Associate General Counsel (since
2018) of Nuveen Asset Management, LLC; Managing Director, Associate General
Counsel and Assistant Secretary of Teachers Advisors, LLC and TIAA-CREF
Investment Management, LLC (since 2023).
Diana R. Gonzalez
1978
8500 Andrew Carnegie
Blvd.
Charlotte, NC 28262
Vice President
and Assistant
Secretary
2017 Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC (since 2017);
Vice President and Associate General Counsel and Assistant Secretary of Nuveen
Asset Management, LLC (since 2022); Vice President, Associate General Counsel and Assistant Secretary of Teachers Advisors, LLC and TIAA-CREF Investment
Management, LLC (since 2023); Vice President and Associate General
Counsel of Nuveen (since 2017); formerly, Associate General Counsel of Jackson
National Asset Management (2012-2017).
Nathaniel T. Jones
1979
333 W. Wacker Drive
Chicago, IL 60606
Vice President
and Treasurer
2016 Senior Managing Director (since 2021), formerly, Managing Director
(2017-2021), Senior Vice President (2016-2017) of Nuveen; Managing Director
(since 2015) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.
Brian H. Lawrence
1982
8500 Andrew Carnegie
Blvd.
Charlotte, NC 28262
Vice President
and Assistant
Secretary
2023 Vice President and Associate General Counsel of Nuveen (since 2023); Vice
President, Associate General Counsel and Assistant Secretary (since 2023) of
Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; formerly
Corporate Counsel of Franklin Templeton (2018-2022).
Tina M. Lazar
1961
333 W. Wacker Drive
Chicago, IL 60606
Vice President 2002 Managing Director (since 2017), formerly, Senior Vice President (2014-2017) of
Nuveen Securities, LLC.
Brian J. Lockhart
1974
333 W. Wacker Drive
Chicago, IL 60606
Vice President 2019 Managing Director (since 2019) of Nuveen Fund Advisors, LLC; Senior
Managing Director (since 2021), formerly, Managing Director (2017-2021), Vice
President (2010-2017) of Nuveen; Head of Investment Oversight (since 2017), formerly, Team Leader of Manager Oversight (2015-2017); Chartered Financial
Analyst and Certified Financial Risk Manager.
John M. McCann
1975
8500 Andrew Carnegie
Blvd.
Charlotte, NC 28262
Vice President
and Assistant
Secretary
2022 Managing Director (since 2021), General Counsel and Secretary (since 2023), formerly, Assistant Secretary (2021-2023), of Nuveen Fund Advisors, LLC;
Managing Director, Associate General Counsel and Assistant Secretary of Nuveen
Asset Management, LLC (since 2021); Managing Director (since 2021) and
Assistant Secretary (since 2016) of TIAA SMA Strategies LLC; Managing Director
(since 2019, formerly, Vice President and Director), Associate General Counsel
and Assistant Secretary of College Retirement Equities Fund, TIAA Separate
Account VA-1, TIAA-CREF Funds and TIAA-CREF Life Funds; Managing Director
(since 2018), formerly, Vice President and Director, Associate General Counsel
and Assistant Secretary of Teachers Insurance and Annuity Association of America,
Teacher Advisors LLC and TIAA-CREF Investment Management, LLC; Managing
Director (since 2022), formerly, Vice President (2017-2022), Associate General
Counsel and Assistant Secretary (since 2011) of Nuveen Alternative Advisors LLC;
General Counsel and Assistant Secretary of Covariance Capital Management, Inc.
(2014-2017).

Name,
Year of Birth
& Address
Position(s) Held
with the Funds
Year First
Elected or
Appointed
(3)
Principal Occupation(s)
Including other Directorships
During Past 5 Years
Kevin J. McCarthy
1966
333 W. Wacker Drive
Chicago, IL 60606
Vice President
and Assistant
Secretary
2007 Executive Vice President (since 2022) and Secretary and General Counsel (since
2016) of Nuveen Investments, Inc., formerly, Senior Managing Director (2017-
2022); Executive Vice President (since 2023) and Assistant Secretary (since 2008)
of Nuveen Securities, LLC, formerly Senior Managing Director (2017-2023);
Executive Vice President and Assistant Secretary (since 2023) of Nuveen Fund
Advisors, LLC, formerly, Senior Managing Director (2017-2023), Secretary (2016-
2023) and Co-General Counsel (2011-2020); Executive Vice President (since
2023) and Secretary (since 2016) of Nuveen Asset Management, LLC, formerly,
Senior Managing Director (2017-2023) and Associate General Counsel (2011-
2020); Executive Vice President (since 2021) and Secretary (since 2023), formerly,
General Counsel and Assistant Secretary (2021-2023) of Teachers Advisors,
LLC; Executive Vice President (since 2017) and Secretary (since 2023), formerly,
General Counsel and Assistant Secretary (2017-2023) of TIAA-CREF Investment
Management, LLC; formerly, Vice President (2007-2021) and Secretary (2016-
2021), of NWQ Investment Management Company, LLC and Santa Barbara Asset
Management, LLC; Vice President and Secretary of Winslow Capital Management,
LLC (since 2010); Executive Vice President (since 2023) and Secretary (since
2016) of Nuveen Alternative Investments, LLC, formerly Senior Managing Director
(2017-2023).
Jon Scott Meissner
1973
8500 Andrew Carnegie
Blvd.
Charlotte, NC 28262
Vice President
and Assistant
Secretary
2019 Managing Director, Mutual Fund Tax and Expense Administration (since 2022), formerly, Managing Director of Mutual Fund Tax and Financial Reporting groups
(2017-2022), at Nuveen; Managing Director of Nuveen Fund Advisors, LLC (since
2019); Managing Director (since 2021), formerly, Senior Director (2016-2021), of
Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; Managing
Director, Mutual Fund Tax and Expense Administration (since 2022), formerly,
Senior Director Mutual Fund Taxation (2015-2022), to the TIAA-CREF Funds, the
TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the CREF Accounts;
has held various positions with TIAA since 2004.
William A. Siffermann
1975
333 W. Wacker Drive
Chicago, IL 60606
Vice President 2017 Managing Director (since 2017), formerly Senior Vice President (2016-2017) of
Nuveen.
Trey S. Stenersen
1965
8500 Andrew Carnegie
Blvd.
Charlotte, NC 28262
Vice President 2022 Senior Managing Director of Teachers Advisors LLC and TIAA-CREF Investment
Management, LLC (since 2018); Senior Managing Director (since 2019) and Chief
Risk Officer (since 2022), formerly Head of Investment Risk Management (2017-
2022) of Nuveen; Senior Managing Director (since 2018) of Nuveen Alternative
Advisors LLC.
E. Scott Wickerham
1973
8500 Andrew Carnegie
Blvd.
Charlotte, NC 28262
Vice President
and Controller
2019 Senior Managing Director, Head of Public Investment Finance at Nuveen (since
2019), formerly, Managing Director; Senior Managing Director (since 2019) of
Nuveen Fund Advisors, LLC; Senior Managing Director (since 2022) of Nuveen
Asset Management, LLC; Senior Managing Director of Teachers Advisors, LLC
(since 2021) and TIAA-CREF Investment Management, LLC (since 2016); Principal
Financial Officer, Principal Accounting Officer and Treasurer (since 2017) of the
TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and
Principal Financial Officer, Principal Accounting Officer (since 2020) and Treasurer
(since 2017) of the CREF Accounts; has held various positions with TIAA since
2006.
Mark L. Winget
1968
333 W. Wacker Drive
Chicago, IL 60606
Vice President
and Secretary
2008 Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2008), and Nuveen Fund Advisors, LLC (since 2019); Vice President, Associate
General Counsel and Assistant Secretary of Teachers Advisors, LLC and TIAA-
CREF Investment Management, LLC (since 2023) and Nuveen Asset Management,
LLC (since 2020); Vice President (since 2010) and Associate General Counsel
(since
2019) of Nuveen.
Rachael Zufall
1973
8500 Andrew Carnegie
Blvd.
Charlotte, NC 28262
Vice President
and Assistant
Secretary
2022 Managing Director and Assistant Secretary (since 2023) of Nuveen Fund Advisors,
LLC; Managing Director (since 2017), Associate General Counsel and Assistant
Secretary (since 2014) of the CREF Accounts, TIAA Separate Account VA-1, TIAA-
CREF Funds and TIAA-CREF Life Funds; Managing Director (since 2017), Associate
General Counsel and Assistant Secretary (since 2011) of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; Managing Director of Nuveen, LLC
and of TIAA (since 2017).

Board Members & Officers
(Unaudited) (continued)
Name,
Year of Birth
& Address
Position(s) Held
with the Funds
Year First
Elected or
Appointed
(3)
Principal Occupation(s)
Including other Directorships
During Past 5 Years
(1) The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares, when applicable, to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed.
The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen complex.
(2) Robert L. Young has been reclassified as a Class I Board Member for those Funds that have held their 2023 annual shareholder meetings and will be re-designated as a Class I Board Member at the remaining 2023 annual shareholder meetings.
(3) Officers serve indefinite terms until their successor has been duly elected and qualified, their death or their resignation or removal.  The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Nuveen Securities, LLC, member FINRA and SIPC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com
EAN-A-0723P 3065793-INV-Y-09/24
Nuveen:
Serving Investors for Generations
Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.
Focused on meeting investor needs.
Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606.
Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/closed-end-funds
NOT FDIC INSURED MAY LOST VALUE NO BANK GUARANTEE

ITEM 2.	CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/fund-governance. (To view the code, click on Code of Conduct.)

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Jack B. Evans, Albin F. Moschner, John K. Nelson and Robert L. Young, who are “independent” for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

Mr. Moschner is a consultant in the wireless industry and, in July 2012, founded Northcroft Partners, LLC, a management consulting firm that provides operational, management and governance solutions. Prior to founding Northcroft Partners, LLC, Mr. Moschner held various positions at Leap Wireless International, Inc., a provider of wireless services, where he was as a consultant from February 2011 to July 2012, Chief Operating Officer from July 2008 to February 2011, and Chief Marketing Officer from August 2004 to June 2008. Before he joined Leap Wireless International, Inc., Mr. Moschner was President of the Verizon Card Services division of Verizon Communications, Inc. from 2000 to 2003, and President of One Point Services at One Point Communications from 1999 to 2000. Mr. Moschner also served at Zenith Electronics Corporation as Director, President and Chief Executive Officer from 1995 to 1996, and as Director, President and Chief Operating Officer from 1994 to 1995.

Mr. Nelson is on the Board of Directors of Core12, LLC. (since 2008), a private firm which develops branding, marketing, and communications strategies for clients. Mr. Nelson has extensive experience in global banking and markets, having served in several senior executive positions with ABN AMRO Holdings N.V. and its affiliated entities and predecessors, including LaSalle Bank Corporation from 1996 to 2008, ultimately serving as Chief Executive Officer of ABN AMRO N.V. North America. During his tenure at the bank, he also served as Global Head of its Financial Markets Division, which encompassed the bank’s Currency, Commodity, Fixed Income, Emerging Markets, and Derivatives businesses. He was a member of the Foreign Exchange Committee of the Federal Reserve Bank of the United States and during his tenure with ABN AMRO served as the bank’s representative on various committees of The Bank of Canada, European Central Bank, and The Bank of England. Mr. Nelson previously served as a senior, external advisor to the financial services practice of Deloitte Consulting LLP. (2012-2014).

Mr. Young has more than 30 years of experience in the investment management industry. From 1997 to 2017, he held various positions with J.P. Morgan Investment Management Inc. (“J.P. Morgan Investment”) and its affiliates (collectively, “J.P. Morgan”). Most recently, he served as Chief Operating Officer and Director of J.P. Morgan Investment (from 2010 to 2016) and as President and Principal Executive Officer of the J.P. Morgan Funds (from 2013 to 2016). As Chief Operating Officer of J.P. Morgan Investment, Mr. Young led service, administration and business platform support activities for J.P. Morgan’s domestic retail mutual fund and institutional commingled and separate account businesses, and co-led these activities for J.P. Morgan’s global retail and institutional investment management businesses. As President of the J.P. Morgan Funds, Mr. Young interacted with various service providers to these funds, facilitated the relationship between such funds and their boards, and was directly involved in establishing board agendas, addressing regulatory matters, and establishing policies and procedures. Before joining J.P. Morgan, Mr. Young, a former Certified Public Accountant (CPA), was a Senior Manager (Audit) with Deloitte & Touche LLP (formerly, Touche Ross LLP), where he was employed from 1985 to 1996. During his tenure there, he actively participated in creating, and ultimately led, the firm’s midwestern mutual fund practice.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen Floating Rate Income Fund

The following tables show the amount of fees that KPMG LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with KPMG LLP the Audit Committee approved in advance all audit services and non-audit services that KPMG LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chair (or, in her absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

Fiscal Year Ended	Audit Fees Billed to Fund [1]	Audit-Related Fees Billed to Fund [2]	Tax Fees Billed to Fund [3]	All Other Fees Billed to Fund [4]
July 31, 2023	$54,099	$862	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

July 31, 2022	$45,950	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

1 “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2 “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

3 “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

4 “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE

ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by KPMG LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to KPMG LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

Fiscal Year Ended	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
July 31, 2023	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

July 31, 2022	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

NON-AUDIT SERVICES

The following table shows the amount of fees that KPMG LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that KPMG LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from KPMG LLP about any non-audit services that KPMG LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating KPMG LLP ’s independence.

Fiscal Year Ended	Total Non-Audit Fees Billed to Fund	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
July 31, 2023	$0	$0	$0	$0
July 31, 2022	$0	$0	$0	$0
“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chair for her verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). As of the end of the period covered by this report, the members of the audit committee are Jack B. Evans, Albin F. Moschner, John K. Nelson, Chair, Margaret L. Wolff, and Robert L. Young.

ITEM 6.	SCHEDULE OF INVESTMENTS.

(a)	See Portfolio of Investments in Item 1.

(b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser’s policies and procedures. The Adviser periodically monitors the Sub-Adviser’s voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio managers at the Sub-Adviser:

ITEM 8(a)(1).	PORTFOLIO MANAGER BIOGRAPHIES

As of the date of filing this report, the following individuals at the Sub-Adviser (the “Portfolio Managers”) have primary responsibility for the day-to-day implementation of the registrant’s investment strategies:

Scott Caraher, Head of Senior Loans and responsible for senior loan-focused portfolio management. When Scott joined Nuveen affiliate Symphony Asset Management in 2002, he was a gaming and industrials analyst providing long and short credit ideas to the investment team up and down the capital structure. Scott began trading loans for the platform in 2003 and in 2005 was named an associate portfolio manager on the firm’s loan strategies. He became the lead portfolio manager on the firm’s loan strategies in 2008. Prior to joining the firm, Scott was an Investment Banking Analyst in the industrial group at Deutsche Banc Alex Brown in New York.

Kevin Lorenz, CFA, head of high yield and responsible for retail and institutional high yield bond focused portfolio management. He has served in a variety of roles since joining the firm in 1987. He has been investing in high yield over his entire career and has focused exclusively on high yield since 1995. Kevin is also a member of the global fixed income investment committee, which discusses and debates investment policy for all global fixed income products.

ITEM 8(a)(2).	OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

Other Accounts Managed. In addition to managing the registrant, the Portfolio Managers are also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
Scott Caraher	Registered Investment Company	6	$3.34 billion
	Other Pooled Investment Vehicles	4	$705 million
	Other Accounts	9	$2.47 billion
	Performance Fee Accounts	1	$97.20 million
Kevin Lorenz	Registered Investment Company	11	$10.67 billion
	Other Pooled Investment Vehicles	1	$81 million
	Other Accounts	1	$14.40 million
	Performance Fee Accounts	0	$0

* Assets are as of July 31, 2023.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by a portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Conflicts of interest may also arise when the Sub-Adviser invests one or more of its client accounts in different or multiple parts of the same issuer’s capital structure, including investments in public versus private securities, debt versus equity, or senior versus junior/subordinated debt, or otherwise where there are different or inconsistent rights or benefits. Decisions or actions such as investing, trading, proxy voting, exercising, waiving or amending rights or covenants, workout activity, or serving on a board, committee or other involvement in governance may result in conflicts of interest between clients holding different securities or investments. Generally, individual portfolio managers will seek to act in a manner that they believe serves the best interest of the accounts they manage. In cases where a portfolio manager or team faces a conflict among its client accounts, it will seek to act in a manner that it believes best reflects its overall fiduciary duty, which may result in relative advantages or disadvantages for particular accounts.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Nuveen Asset Management or its affiliates, including TIAA, sponsor an array of financial products for retirement and other investment goals, and provide services worldwide to a diverse customer base.

Accordingly, from time to time, a Fund may be restricted from purchasing or selling securities, or from engaging in other investment activities because of regulatory, legal or contractual restrictions that arise due to another client account’s investments and/or the internal policies of Nuveen Asset Management, TIAA or its affiliates designed to comply with such restrictions. As a result, there may be periods, for example, when Nuveen Asset Management will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which investment limits have been reached.

The investment activities of Nuveen Asset Management or its affiliates may also limit the investment strategies and rights of the Funds. For example, in certain circumstances where the Funds invest in securities issued by companies that operate in certain regulated industries, in certain emerging or international markets, or are subject to corporate or regulatory ownership definitions, or invest in certain futures and derivative transactions, there may be limits on the aggregate amount invested by Nuveen Asset Management or its affiliates for the Funds and other client accounts that may not be exceeded without the grant of a license or other regulatory or corporate consent. If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of Nuveen Asset Management, on behalf of the Funds or other client accounts, to purchase or dispose of investments or exercise rights or undertake business transactions may be restricted by regulation or otherwise impaired. As a result, Nuveen Asset Management, on behalf of the Funds or other client accounts, may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when Nuveen Asset Management, in its sole discretion, deems it appropriate in light of potential regulatory or other restrictions on ownership or other consequences resulting from reaching investment thresholds.

ITEM 8(a)(3).	FUND MANAGER COMPENSATION

As of the most recently completed fiscal year end, the primary Portfolio Managers’ compensation is as follows:

Portfolio manager compensation consists primarily of base salary and variable components consisting of (i) a cash bonus; (ii) a long-term performance award; and (iii) participation in a profits interest plan.

Base salary. A portfolio manager’s base salary is determined based upon an analysis of the portfolio manager’s general performance, experience and market levels of base pay for such position.

Cash bonus. A portfolio manager is eligible to receive an annual cash bonus that is based on three variables: risk-adjusted investment performance relative to benchmark generally measured over the most recent one, three and five year periods (unless the portfolio manager’s tenure is shorter), ranking versus Morningstar peer funds generally measured over the most recent one, three and five year periods (unless the portfolio manager’s tenure is shorter), and management and peer reviews.

Long-term performance award. A portfolio manager is eligible to receive a long-term performance award that vests after three years. The amount of the award when granted is based on the same factors used in determining the cash bonus. The value of the award at the completion of the three-year vesting period is adjusted based on the risk-adjusted investment performance of Fund(s) managed by the portfolio manager during the vesting period and the performance of the TIAA organization as a whole.

Profits interest plan. Portfolio managers are eligible to receive profits interests in Nuveen Asset Management and its affiliate, Teachers Advisors, LLC, which vest over time and entitle their holders to a percentage of the firms’ annual profits. Profits interests are allocated to each portfolio manager based on such person’s overall contribution to the firms.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

ITEM 8(a)(4).	OWNERSHIP OF JFR SECURITIES AS OF JULY 31, 2023

Name of Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Scott Caraher						X
Kevin Lorenz	X

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15 (b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 13.	EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/fund-governance and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(a)(4) Change in the registrant’s independent public accountant. Not applicable.

(b) If the report is filed under Section  13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Floating Rate Income Fund

By (Signature and Title)	/s/ Mark L. Winget
Mark L. Winget
Vice President and Secretary

Date: October 6, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ David J. Lamb
David J. Lamb
Chief Administrative Officer
(principal executive officer)

Date: October 6, 2023

By (Signature and Title)	/s/ E. Scott Wickerham
E. Scott Wickerham
Vice President and Funds Controller
(principal financial officer)

Date: October 6, 2023